UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06385

Nuveen Ohio Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds
Closed-End Funds
Nuveen Municipal
February 28, 2023
Annual
Report
NAZ
Nuveen Arizona Quality Municipal Income Fund
NXJ
Nuveen New Jersey Quality Municipal Income Fund
NUO
Nuveen Ohio Quality Municipal Income Fund
NQP
Nuveen Pennsylvania Quality Municipal Income Fund

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Table
of Contents

Chair’s Letter to Shareholders 4
Important Notices 5
Portfolio Managers’ Comments 6
Fund Leverage 10
Common Share Information 11
Performance Overview and Holding Summaries 13
Shareholder Meeting Report 21
Report of Independent Registered Public Accounting Firm 23
Portfolios of Investments 45
Statement of Assets and Liabilities 66
Statement of Operations 67
Statement of Changes in Net Assets 68
Statement of Cash Flows 70
Financial Highlights 72
Notes to Financial Statements 77
Shareholder Update 90
Important Tax Information 114
Additional Fund Information 115
Glossary of Terms Used in this Report 116
Board Members & Officers 118

Chair’s Letter
to Shareholders
Dear Shareholders,
The significant measures taken by the U.S. Federal Reserve (Fed) and other global central banks over the past year to contain inflation have begun to take effect. From
March 2022 to March 2023, the Fed raised the target fed funds rate by 4.75% to a range of 4.75% to 5.00%, marking the fastest interest rate hiking cycle in its history. Across most of the world, inflation rates have fallen from their post-pandemic highs but currently remain well above the levels that central banks consider supportive of their economies’ long-term growth.
At the same time, the U.S. and other large economies have remained surprisingly resilient, even as financial conditions have tightened. Despite contracting in the first half of 2022, U.S. gross domestic product grew 2.1% in the year overall compared to
2021. More recent data have shown a relatively strong jobs market, which has helped support consumer sentiment and spending despite historically high inflation. Markets are concerned that these conditions could keep upward pressure on prices and wages, which could prompt central banks to continue raising interest rates at the risk of slowing economies too much. Additionally, the recent collapse of two regional U.S. banks,
Silicon Valley Bank and Signature Bank, and major European bank Credit Suisse, is likely to add further downward pressure to the economy as the banking system slows lending in response.
Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors. While uncertainty has increased given the unpredictable outcome of tighter credit conditions on the economy, the Fed remains committed to acting until it sees sustainable progress toward its inflation goals. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term noise. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
April 20, 2023

Important Notices

For Shareholders of
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Subsequent Events - Fund Merger for NUO
Effective prior to the opening of business on April 17, 2023, NUO merged into Nuveen Municipal Credit Income Fund (NZF).
Refer to the Notes to Financial Statements within this report for further details on the merger.

Portfolio Managers’
Comments
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers include Michael S. Hamilton for the Nuveen Arizona Quality Municipal Income
Fund, Daniel J. Close, CFA, for the Nuveen Ohio Quality Municipal Income Fund and Paul L. Brennan, CFA, for the Nuveen New
Jersey Quality Municipal Income Fund and Nuveen Pennsylvania Quality Municipal Income Fund.
For more information on each Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Here, the Funds’ portfolio managers review U.S. economic and municipal market conditions, key investment strategies and each
Fund’s performance for the twelve-month reporting period ended February 28, 2023.
What factors affected the U.S. economy and municipal markets during the twelve-month reporting period ended February
28, 2023?
Despite high inflation and tightening financial conditions, the U.S. economy remained on a moderate growth path during the twelve-month period ended February 28, 2023. The U.S. economy grew at a pace of 2.1% in 2022, normalizing from its rapid post-pandemic recovery in 2021 when it expanded 5.9%, according to the U.S. Bureau of Economic Analysis. Inflation remained persistently high as China’s Zero-COVID restrictions (later lifted in December 2022) and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. While the U.S. Federal Reserve (Fed) and other global central banks took aggressive measures that helped inflation rates ease off their peaks, the levels remained much higher than central banks’ target levels.
Beginning in March 2022, the Fed raised its target fed funds rate eight times during the reporting period, bringing it from near zero at the start of 2022 to a range of 4.50% to 4.75%. After the close of the reporting period, in March 2023, the Fed raised its rate by 0.25% to a range of 4.75% to 5.00%. This was a closely watched decision because of the failure of Silicon Valley Bank and
Signature Bank in March 2023, after the end of the reporting period, and uncertainty around the economic impact of these failures.
In the same month, Swiss bank UBS agreed to buy Credit Suisse, which had been troubled for some time and was considered to be vulnerable in the current environment. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets. In addition, it contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.
Inflation and higher borrowing costs weighed on consumer confidence and spending and notably cooled the housing market in this reporting period. However, the labor market, another key gauge of the economy’s health, remained stronger than expected.
By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of February 2023, the unemployment rate remained near its pre-pandemic low of 3.6%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped provide a measure of resilience to the U.S. economy in 2022 and early 2023, even as the Fed sought to soften job growth to help curb inflation pressures.
The broad municipal bond market declined over the twelve-month reporting period, primarily driven by interest rate and economic uncertainty. Municipal yields rose across the maturity spectrum, with a greater increase at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although the yield curve flattened overall, shorter maturities still outperformed longer maturities. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.

What were the economic and market environments in Arizona, New Jersey, Ohio and Pennsylvania during the twelve-month reporting period ended February 28, 2023?
Arizona’s economy has recouped pandemic-related job losses, with nonfarm payrolls increasing since April 2020. As of February
2023, Arizona’s unemployment rate was 3.7%, compared with 3.6% for the nation. On June 28, 2022, Governor Doug Ducey signed the state’s $15.8 billion general fund budget for fiscal year 2023 (July 1, 2022, to June 30, 2023), which represented a 23% increase over fiscal year 2022. The budget makes a $425 million deposit into the rainy day fund. Newly elected Governor Katie Hobbs released a general fund budget proposal for fiscal year 2024 in January 2023. The fiscal year 2024 budget totals $17.1 billion, which is 10.4% higher than revised budget for fiscal year 2023, and focuses on investments in education, water, and affordable housing.
The state projects to end fiscal year 2024 with $1.6 billion in the rainy day fund, or 10.7% of ongoing general fund spending of $15 billion. Arizona does not issue general obligation bonds per its constitution but does issue Certificates of Participation and Lease
Revenue Bonds. As of February 2023, S&P and Moody’s rated Arizona’s Issuer Credit Rating at AA and Aa1, respectively, with a stable outlook. Arizona municipal bond new issuance totaled $5.9 billion for the twelve-month period ended February 28, 2023, an
18.5% decrease from the same period a year earlier.
New Jersey continued its post-pandemic recovery in 2022, with nominal GDP growing approximately 9.1% to $745 billion, ranking the state’s economy the ninth largest in the United States. The state’s unemployment rate as of February 2023 was 3.5%, which was just below the national unemployment rate of 3.6%. The state concluded fiscal year 2022 (July 1, 2021 to June 30, 2022) with a large surplus for the second consecutive year, primarily based on better-than-budgeted tax receipts as revenues surged roughly
19.0% above the year prior. As a result, the state projects its undesignated fund balance increased to approximately $8.3 billion at the end of fiscal year 2022, or roughly 15.8% of appropriations. The proposed budget for fiscal year 2023 (July 1, 2022 to June 30,
2023) was passed assuming a 3.0% reduction in revenues, but stronger-than-anticipated collections early in the fiscal year boosted revenue estimates by $3.7 billion, or 7.3% higher than the amount originally certified. However, tax collections showed signs of moderating in the second half of the year. In August 2022, S&P affirmed the state’s A- rating and revised its outlook to positive from stable. Moody’s followed suit in September 2022, affirming the state’s A rating and revising its outlook to positive from stable. Fitch upgraded the state’s rating to A from A- in September 2022 and maintained its positive outlook. New Jersey municipal bond supply totaled $7.2 billion for the twelve-month period ended February 28, 2023, an 18% decrease from the same period a year earlier.
Ohio has a large and diverse economy, although the manufacturing sector accounts for an outsized 12.2% of the workforce in Ohio, compared to 8.5% for the nation. As a result, Ohio’s economy tends to fluctuate with business cycle swings. Overall, job growth in the state has been slow and has not kept pace with the U.S. over the past year. As of February 2023, the Ohio unemployment rate was 3.9%, compared to a national rate of 3.6%. Financially, the state has robust reserves that reflect a rise in income tax and sales tax revenues in the past two years and conservative budgeting. The state ended fiscal year 2022 (July 1, 2021, to June 30,
2022) with a 29.6% increase in the total general fund balance. Following a $727 million deposit in January 2023, the state’s budget stabilization fund totals a record-high $3.5 billion, equal to the statutory target of 8.5% of prior-year general revenue fund revenues.
The governor has proposed a biennial budget that is based on a conservative forecast and is structurally balanced. Spending from the general revenue fund totals $42.3 billion in fiscal 2024, a 3.7% increase over fiscal 2023, and $44.6 billion in fiscal 2025, a 5.4%
increase over fiscal 2024. The budget assumes a general revenue ending balance of $884 million in fiscal year 2024 and $549 million in fiscal year 2025. As of February 2023, Moody’s and S&P rated Ohio general obligation (GO) debt Aa1 and AA+, respectively, while Fitch upgraded Ohio’s rating to AAA in September 2022. Ohio municipal bond new issuance totaled $5.4 billion for the twelve-month period ended February 28, 2023, a 53% decrease from the same period a year earlier.
Pennsylvania has the sixth largest economy among U.S. states, based on a 2022 real GDP of $923.1 billion. The state benefits from a highly diversified economy, although it has lagged the U.S. for the better part of a decade in terms of employment, GDP and income growth. The unemployment rate as of February 2023 was 4.4% for the commonwealth, compared to 3.6% for the nation.
Despite slower jobs recovery compared to other states, Pennsylvania’s financial position has improved significantly because of strong revenues and substantial federal stimulus aid. This has enabled the commonwealth to set aside solid budget reserves over the past two fiscal years. General fund tax revenues exceeded the budget by $5.3 billion, or 14.3%, in fiscal year 2022 (July 1,
2021, to June 30, 2022). Fiscal year 2023 year-to-date (through February 2023) general fund collections total $26.1 billion, which is
$649.3 million, or 2.6% above estimate. Governor Shapiro has proposed his first budget for the commonwealth, which calls for total operating spending from all funds of $117.6 billion, including $44.4 billion in general fund spending, an 8.0% increase, and $45.8 billion in federal fund spending, a 2.3% decrease. The governor’s recommended budget estimates a general fund ending balance of
$5.6 billion for fiscal 2024. As a result, the state deposited $2.1 billion into the budget stabilization reserve fund in September 2022, bringing the total to $5 billion or 42.6 days of general fund expenditures, which is near the national median. As of February 2023,
Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P. Pennsylvania municipal bond new issuance totaled $10.9 billion for the twelve-month period ended February 28, 2023, a 38% decrease from the same period a year earlier.

Portfolio Managers’ Comments
(continued)

What key strategies were used to manage the Funds during the twelve-month reporting period ended February 28, 2023?
Each Fund’s primary investment objective is current income exempt from both regular federal income taxes and its respective state’s individual income taxes; its secondary investment objective is the enhancement of portfolio value. Each Fund uses leverage.
Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the Funds’ trading activity remained focused on pursuing their investment objectives. The rising yield environment during this reporting period was favorable for the Funds to reset embedded yields higher in their portfolios, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Funds’ income earnings and capture tax efficiencies.
Additionally, in NAZ, elevated call activity drove buying activity. The Arizona Fund reinvested the proceeds from called bonds into bonds offering higher yields, supporting the Fund’s income distribution capability.
NXJ and NQP took steps to manage leverage risks more defensively by holding a higher-than-normal level of cash and cash equivalents, generated from the proceeds of called and maturing bonds and selective light selling. However, no meaningful deleveraging trades were necessary in the reporting period.
NUO also took steps to manage its leverage strategy by collapsing certain tender option bond structures that were no longer cost-efficient because of rising borrowing costs. NUO bought bonds more actively in the second half of the reporting period when inflows from coupon income were more elevated. Overall, NUO primarily added bonds with the following characteristics: 5%
to 5.25% coupon structures; longer maturities, primarily 20 to 40 years and longer; and higher credit quality, primarily AA rated because of availability within the state. The new positions represented a diverse range of sectors and were a mix of new issue and secondary market purchases.
How did the Funds perform during the twelve-month reporting period ended February 28, 2023?
For the twelve months ended February 28, 2023, the Nuveen Arizona Quality Municipal Income Fund (NAZ) significantly underperformed the S&P Municipal Bond Arizona Index, the Nuveen New Jersey Quality Municipal Income Fund (NXJ)
significantly underperformed the S&P Municipal Bond New Jersey Index, the Nuveen Ohio Quality Municipal Income Fund
(NUO) underperformed the S&P Municipal Bond Ohio Index and the Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
underperformed the S&P Municipal Bond Pennsylvania Index. For purposes of this Performance Commentary, references to relative performance are in comparison to each Fund’s respective state S&P Municipal Bond Index.
Each Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares detracted significantly from relative performance during the reporting period. However, NAZ, NXJ and NQP's use of leverage was accretive to overall common share income.
The Funds’ longer-duration positioning relative to their respective benchmark indexes was another primary detractor from relative performance. The negative impact came from the Funds’ overweight allocations to longer-duration bonds, which underperformed in the rising rate environment, and their corresponding underweights to shorter-duration bonds, which outperformed. For NXJ, another material detractor from relative performance was its overweight allocations to A and BBB rated credits. While these credits underperformed, the portfolio management team believed they offered an attractive relative value opportunity.
NAZ’s relative underperformance was partially offset by beneficial sector allocations. In particular, NAZ’s underweight to the industrial development revenue/pollution control revenue (IDR/PCR) sector contributed positively because the sector lagged the broad market.
Partially offsetting the detractors for NUO and NQP were these Funds’ holdings in Energy Harbor common stock. The equity position came into the portfolios in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy
Harbor and a former holding in the Funds. The stock price rose in the reporting period on the back of rising energy prices and greater interest in low carbon energy sources. The two Funds also own Energy Harbor tax-exempt bonds, but the stock position was the main contributor.

For NXJ, during the reporting period, there were no material contributors that offset the Fund’s underperformance.
This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Funds’ use of leverage significantly detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income.
As of February 28, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.
THE FUNDS’ REGULATORY LEVERAGE
As of February 28, 2023, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.
Refer to Notes to Financial Statements for further details on preferred shares and each Fund’s respective transactions.
NAZ NXJ NUO NQP
Effective Leverage
*
39.99% 41.48% 36.20% 40.33%
Regulatory Leverage
*
38.17% 36.16% 36.20% 30.79%
*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund.
Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
Variable Rate Preferred*
Variable Rate Remarketed
Preferred**
Fund
Shares Issued at
Liquidation Preference
Shares Issued at
Liquidation Preference Total
NAZ $88,300,000 $   - $88,300,000
NXJ $313,900,000 $   - $313,900,000
NUO $148,000,000 $   - $148,000,000
NQP $217,500,000 $   - $217,500,000
* Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the   following preferred shares
AMTP, iMTP , MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following   preferred shares VRDP
not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 28, 2023.  Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/
or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each
Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to
Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date) NAZ NXJ NUO NQP
March $0.0500 $0.0585 $0.0490 $0.0520
April 0.0500 0.0535 0.0435 0.0485
May 0.0500 0.0535 0.0435 0.0485
June 0.0500 0.0535 0.0435 0.0485
July 0.0460 0.0495 0.0380 0.0440
August 0.0460 0.0495 0.0380 0.0440
September 0.0460 0.0495 0.0380 0.0440
October 0.0405 0.0415 0.0325 0.0370
November 0.0405 0.0415 0.0325 0.0370
December 0.0405 0.0415 0.0325 0.0370
January 0.0325 0.0325 0.0275 0.0290
February 0.0325 0.0325 0.0275 0.0290
Total Distributions from Net Investment Income $0.5245 $0.5570 $0.4460 $0.4985
Total Distributions from Long Term Capital Gains
1
$– $– $0.0059 $–
Total Distributions $0.5245 $0.5570 $0.4519 $0.4985
1
Distributions paid in December 2022.
Yields
NAZ NXJ NUO NQP
Market Yield
1
3.45% 3.43% 2.66% 3.11%
Taxable-Equivalent Yield
1
6.06% 7.08% 4.80% 5.53%
1
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 43.3%, 51.6%, 44.8% and 43.9% for NAZ, NXJ, NUO and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-
Equivalent Yield would be lower.

Common Share Information
(continued)

COMMON SHARE REPURCHASES
During August 2022, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of February 28, 2023 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.
OTHER COMMON SHARE INFORMATION
As of February 28, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
NAZ NXJ NUO NQP
Common shares repurchased and retired 127,500 1,710,343 267,700 734,900
Common shares authorized for repurchase 1,155,000 4,145,000 1,825,000 3,735,000
NUO
Common shares repurchased and retired 62,700
Weighted average price per common share repurchased and retired $ 12.14
Weighted average discount per common share repurchased and retired (16.03)%
NAZ NXJ NUO NQP
Common share NAV $12.33 $13.36 $14.29 $13.08
Common share price $11.30 $11.37 $12.40 $11.19
Premium/(Discount) to NAV (8.35)% (14.90)% (13.23)% (14.45)%
Average premium/(discount) to NAV (1.07)% (11.47)% (13.44)% (12.39)%

Nuveen Arizona Quality Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2023

NAZ
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Arizona Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 28, 2023
 - Common Share Price
Total Returns as of
February 28, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NAZ at Common Share NAV 11/19/92 (11.40)% 1.12% 2.23%
NAZ at Common Share Price 11/19/92 (14.48)% 0.21% 1.40%
S&P Municipal Bond Index — (4.91)% 1.68% 2.13%
S&P Municipal Bond Arizona Index — (4.89)% 1.56% 2.07%

Performance Overview and Holdings Summaries
February 28, 2023 (continued)
Holdings Summaries as of February 28, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 165 .3%
Other Assets & Liabilities, Net 1.3%
Floating Rate Obligations (4.9)%
AMTP Shares, Net ( 61 .7 ) %
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 1.3%
AAA 7.1%
AA 54.5%
A 19.3%
BBB 3.1%
BB or Lower 4.8%
N/R (not rated) 9.9%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 25.7%
Education and Civic
Organizations 19.6%
Utilities 18.1%
Health Care 13.4%
Tax Obligation/General 11.3%
Transportation 5.9%
U.S. Guaranteed 2.8%
Other 3.2%
Total 100%
States and Territories
2
(% of total municipal bonds)
Arizona 94.5%
Puerto Rico 3.1%
Guam 2.1%
Virgin Islands 0.3%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Arizona personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen New Jersey Quality Municipal Income
Fund
Performance Overview and Holding Summaries as of February 28, 2023

NXJ
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New Jersey Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 28, 2023
 - Common Share Price
Total Returns as of
February 28, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NXJ at Common Share NAV 3/27/01 (10.16)% 1.47% 2.68%
NXJ at Common Share Price 3/27/01 (11.96)% 2.05% 2.26%
S&P Municipal Bond Index — (4.91)% 1.68% 2.13%
S&P Municipal Bond New Jersey Index — (3.70)% 2.35% 2.70%

Performance Overview and Holdings Summaries
February 28, 2023 (continued)
Holdings Summaries as of February 28, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 159.8%
Other Assets & Liabilities, Net 2.6%
Floating Rate Obligations (6.0)%
VRDP Shares, Net (56.4)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 8.4%
AAA 8.8%
AA 40.9%
A 28.8%
BBB 8.6%
BB or Lower 2.7%
N/R (not rated) 1.8%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 22.9%
Transportation 18.0%
Health Care 13.1%
Education and Civic
Organizations 12.5%
Tax Obligation/General 8.9%
U.S. Guaranteed 7.2%
Housing/Single Family 6.2%
Other 11.2%
Total 100%
States and Territories
2
(% of total municipal bonds)
New Jersey 88.9%
New York 4.9%
Pennsylvania 2.9%
Delaware 1.9%
Puerto Rico 1.4%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2023

NUO
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Ohio Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 28, 2023
 - Class A Shares
Total Returns as of
February 28, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NUO at Common Share NAV 10/17/91 (11.19)% 0.99% 2.15%
NUO at Common Share Price 10/17/91 (12.73)% 1.24% 1.09%
S&P Municipal Bond Index — (4.91)% 1.68% 2.13%
S&P Municipal Bond Ohio Index — (5.50)% 2.03% 2.70%

Performance Overview and Holdings Summaries
February 28, 2023 (continued)
Holdings Summaries as of February 28, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 153 .9%
Common Stocks 1 .9%
Other Assets & Liabilities, Net 0.9%
VRDP Shares, Net ( 56 .7 ) %
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 9.9%
AAA 17.4%
AA 50.2%
A 10.2%
BBB 2.5%
BB or Lower 1.9%
N/R (not rated) 6.7%
N/A (not applicable) 1.2%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 20.5%
Tax Obligation/General 15.7%
Utilities 14.2%
U.S. Guaranteed 13.2%
Transportation 12.5%
Education and Civic
Organizations 9.7%
Health Care 8.0%
Other 5.0%
Common Stocks 1.2%
Total 100%
States and Territories
2
(% of total municipal bonds)
Ohio 89.6%
Puerto Rico 3.1%
Texas 1.7%
Michigan 1.4%
Colorado 1.1%
North Carolina 1.0%
Florida 0.8%
Missouri 0.6%
Kentucky 0.3%
Oregon 0.3%
Washington 0.1%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Ohio personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen Pennsylvania Quality Municipal Income
Fund
Performance Overview and Holding Summaries as of February 28, 2023

NQP
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Pennsylvania Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 28, 2023
 - Common Share Price
Total Returns as of
February 28, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NQP at Common Share NAV 2/21/91 (11.31)% 1.69% 2.50%
NQP at Common Share Price 2/21/91 (17.61)% 2.33% 1.88%
S&P Municipal Bond Index — (4.91)% 1.68% 2.13%
S&P Municipal Bond Pennsylvania Index — (5.35)% 1.78% 2.36%

Performance Overview and Holdings Summaries
February 28, 2023 (continued)
Holdings Summaries as of February 28, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 154.6%
Common Stocks 9.4%
Other Assets & Liabilities, Net 2.2%
Floating Rate Obligations (21.9)%
VRDP Shares, Net (44.3)%
Net Assets 100%
Portfolio Composition
1
(% of total investments)
Health Care 18.9%
Tax Obligation/General 13.0%
Housing/Single Family 12.8%
Utilities 11.8%
Education and Civic
Organizations 9.9%
U.S. Guaranteed 8.5%
Transportation 6.7%
Other 12.7%
Common Stocks 5.7%
Total 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 9.1%
AAA 0.4%
AA 42.0%
A 26.0%
BBB 7.2%
BB or Lower 3.8%
N/R (not rated) 5.8%
N/A (not applicable) 5.7%
Total 100%
States and Territories
2
(% of total municipal bonds)
Pennsylvania 98.5%
Puerto Rico 1.2%
New Jersey 0.3%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Pennsylvania personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Shareholder Meeting Report

The annual meeting of shareholders was held on November 18, 2022 for NAZ, NXJ, NUO and NQP; at this meeting the shareholders were asked to elect Board members.  A special meeting of shareholders was held on February 8, 2023 for
NUO; at this meeting the only proposal presented to shareholders was to approve an Agreement and Plan of Merger.
NAZ NXJ NUO NQP
Common and
Preferred
shares voting
together
as a class
Preferred
shares voting
together
as a class
Common and
Preferred
shares voting
together
as a class
Preferred
shares voting
together
as a class
Common and
Preferred
shares voting
together
as a class
Preferred
shares voting
together
as a class
Common
and Preferred
shares voting
together
as a class
Preferred
shares voting
together
as a class
To approve an Agreement and Plan of Merger
For — — — — 9,705,260 1,480 — —
Against — — — — 1,085,171 — — —
Abstain — — — — 344,137 — — —
BNV — — — — — — — —
Total — — — — 11,134,568 1,480 — —
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For 8,561,026 — 32,651,504 — 13,463,547 — 27,409,434 —
Withhold 306,826 — 941,490 — 1,756,677 — 1,315,822 —
Total 8,867,852 — 33,592,994 — 15,220,224 — 28,725,256 —
Carole E. Stone
For 8,561,109 — 32,672,121 — 13,479,459 — 27,452,132 —
Withhold 306,743 — 920,873 — 1,740,765 — 1,273,124 —
Total 8,867,852 — 33,592,994 — 15,220,224 — 28,725,256 —
Margaret L. Wolff
For 8,575,359 — 32,724,685 — 13,486,111 — 27,567,039 —
Withhold 292,493 — 868,309 — 1,734,113 — 1,158,217 —
Total 8,867,852 — 33,592,994 — 15,220,224 — 28,725,256 —
William C. Hunter
For — 883 — 3,139 — 1,480 — 2,175
Withhold — — — — — — — —
Total — 883 — 3,139 — 1,480 — 2,175
Albin F. Moschner
For — 883 — 3,139 — 1,480 — 2,175
Withhold — — — — — — — —
Total — 883 — 3,139 — 1,480 — 2,175

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Arizona Quality Municipal Income Fund, Nuveen New Jersey Quality Municipal
Income Fund, Nuveen Ohio Quality Municipal Income Fund, and Nuveen Pennsylvania Quality
Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Arizona Quality Municipal Income
Fund, Nuveen New Jersey Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund, and
Nuveen Pennsylvania Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of
February 28, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2023, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2023, by correspondence with custodians and brokers;
when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 26, 2023

Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments February 28, 2023
NAZ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 165.3% (100.0% of Total Investments)
X 236,336,640 MUNICIPAL BONDS - 165.3%  (100.0% of Total Investments)
X 236,336,640
Education and Civic Organizations - 32.4% (19.6% of Total Investments)
$ 2,175 Arizona Board of Regents, Arizona State University System Revenue
Bonds, Green Series 2016B, 5.000%, 7/01/47
7/26 at 100.00 AA $ 2,238,314
1,500 Arizona Board of Regents, Arizona State University System Revenue
Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41
7/25 at 100.00 AA 1,537,680
1,500 Arizona Board of Regents, Arizona State University System Revenue
Bonds, Series 2015D, 5.000%, 7/01/41
7/25 at 100.00 AA 1,537,680
2,030 Arizona Board of Regents, Arizona State University System Revenue
Bonds, Series 2020B, 4.000%, 7/01/47
7/30 at 100.00 AA 1,927,830
2,515 Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds,
Stimulus Plan for Economic and Educational Development, Series 2014,
5.000%, 8/01/44
8/24 at 100.00 Aa3 2,544,300
515 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%,
7/01/37, 144A
7/26 at 100.00 BB 509,041
525 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017C, 5.000%,
7/01/47
7/27 at 100.00 AA- 535,243
250 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%,
7/01/47, 144A
7/27 at 100.00 BB 227,405
Arizona Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Basis Schools, Inc.
Projects, Series 2017F:
1,700 5.000%, 7/01/37 7/27 at 100.00 AA- 1,762,781
1,645 5.000%, 7/01/47 7/27 at 100.00 AA- 1,677,094
380 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G, 5.000%,
7/01/47, 144A
7/27 at 100.00 BB 345,656
240 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A,
6.250%, 11/01/50, 144A
11/27 at 100.00 N/R 197,554
420 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Somerset Academy of Las Vegas Aliante and Skye
Canyon Campus Projects, Series 2021A, 4.000%, 12/15/41, 144A
12/29 at 100.00 BB 336,210
375 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds,  Arizona Agribusiness and Equine Center, Inc. Project, Series
2017B, 5.000%, 3/01/48, 144A
9/27 at 100.00 BB+ 332,059
230 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%,
7/01/27, 144A
No Opt. Call BB+ 225,356
Arizona Industrial Development Authority, Arizona,
Education Revenue Bonds, Academies of Math & Science
Projects, Series 2018A:
615 5.000%, 7/01/38 1/28 at 100.00 AA- 628,696
1,000 5.000%, 7/01/48 1/28 at 100.00 AA- 1,005,160
455 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St. Rose
Campus Projects, Series 2018A, 5.750%, 7/15/38, 144A
7/26 at 100.00 BB+ 468,127
1,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project,
Series 2020A-2, 6.000%, 9/15/38, 144A
9/23 at 105.00 BB+ 1,054,940
160 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Social Bonds Pensar Academy Project, Series 2020, 4.000%,
7/01/30, 144A
7/28 at 100.00 BB- 146,576

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Education and Civic Organizations (continued)
Arizona Industrial Development Authority, Arizona, Lease
Revenue Bonds, University of Indianapolis - Health Pavilion
Project, Series 2019A:
$ 1,645 4.000%, 10/01/39 10/29 at 100.00 BBB $ 1,496,736
1,080 4.000%, 10/01/49 10/29 at 100.00 BBB 923,271
1,500 Arizona Industrial Development Authority, Education Facility Revenue
Bonds, Caurus Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
6/28 at 100.00 N/R 1,529,550
Industrial Development Authority, Pima County, Arizona,
Education Revenue Bonds, Center for Academic Success
Project, Refunding Series 2019:
360 4.000%, 7/01/31 7/29 at 100.00 BBB 352,887
340 4.000%, 7/01/33 7/29 at 100.00 BBB 330,364
195 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Arizona Autism Charter Schools Project, Social Series
2021A, 4.000%, 7/01/51, 144A
7/29 at 100.00 BB 143,641
355 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Great Hearts Academies Projects, Series 2017A,
5.000%, 7/01/37
7/27 at 100.00 AA- 367,397
490 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Great Hearts Academies Projects, Series 2017C,
5.000%, 7/01/48
7/27 at 100.00 AA- 498,212
1,715 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Highland Prep Project, Series 2019, 5.000%, 1/01/50
1/30 at 100.00 AA- 1,753,039
665 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Legacy Traditional Schools Projects, Series 2019A,
5.000%, 7/01/49
7/29 at 100.00 AA- 682,669
700 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A,
4.000%, 7/01/41, 144A
7/31 at 100.00 BB+ 576,128
870 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%,
7/01/47, 144A
7/26 at 100.00 BB+ 814,181
Maricopa County Industrial Development Authority, Arizona,
Education Revenue Bonds, Reid Traditional School
Projects, Series 2016:
520 5.000%, 7/01/36 7/26 at 100.00 Baa3 527,888
300 5.000%, 7/01/47 7/26 at 100.00 Baa3 300,822
2,500 Maricopa County Industrial Development Authority, Arizona, Educational
Facilities Revenue Bonds, Creighton University Projects, Series 2020,
5.000%, 7/01/47
1/30 at 100.00 A2 2,616,425
2,095 McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State
University Hassayampa Academic Village Project, Refunding Series
2016, 5.000%, 7/01/37
7/26 at 100.00 AA- 2,199,603
Northern Arizona University, System Revenue Bonds,
Refunding Series 2014:
1,155 5.000%, 6/01/40 6/24 at 100.00 A+ 1,166,504
70 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%,
7/01/46, 144A
7/25 at 100.00 BB 64,051
800 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%,
7/01/41
7/25 at 100.00 BBB 806,464
500 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Legacy Traditional Schools Project, Series 2014A,
6.750%, 7/01/44, 144A
7/24 at 100.00 BB+ 509,920
Phoenix Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Legacy Traditional
Schools Projects, Series 2015:
315 5.000%, 7/01/35, 144A 7/25 at 100.00 BB+ 313,831
300 5.000%, 7/01/45, 144A 7/25 at 100.00 BB+ 276,480
650 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A,
5.000%, 7/01/41, 144A
7/26 at 100.00 BB+ 616,310

Nuveen Arizona Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NAZ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Education and Civic Organizations (continued)
$ 1,110 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Northwest Christian School Project, Series 2020A,
5.000%, 9/01/45, 144A
9/30 at 100.00 Ba2 $ 935,819
Phoenix Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Villa Montessori, Inc.
Projects, Series 2015:
160 3.250%, 7/01/25 No Opt. Call BBB- 156,029
400 5.000%, 7/01/35 7/25 at 100.00 BBB- 408,352
900 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Vista College Preparatory Project, Series 2018A,
4.125%, 7/01/38
7/28 at 100.00 AA- 875,439
1,995 Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds,
Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36
10/26 at 100.00 A3 2,069,114
500 Pima County Community College District, Arizona, Revenue Bonds, Series
2019, 5.000%, 7/01/36
7/28 at 100.00 Aa3 539,630
200 Pima County Industrial Development Authority, Arizona, Charter School
Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%,
5/01/44
5/24 at 100.00 N/R 203,872
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Champion Schools
Project, Series 2017:
120 6.000%, 6/15/37, 144A 6/26 at 100.00 N/R 111,816
680 6.125%, 6/15/47, 144A 6/26 at 100.00 N/R 596,598
200 Pima County Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%,
7/01/36
7/26 at 100.00 BB- 199,426
35 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series 2016,
6.500%, 2/01/48, 144A
2/24 at 100.00 N/R 35,191
115 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series 2017,
6.750%, 2/01/50, 144A
2/28 at 100.00 N/R 117,782
500 Pima County Industrial Development Authority, Arizona, Education
Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A,
5.000%, 12/15/34, 144A
6/25 at 100.00 BB 485,230
730 Pinal County Community College District, Arizona, Revenue Bonds,
Central Arizona College, Series 2017, 5.000%, 7/01/35 - BAM Insured
7/26 at 100.00 AA 764,456
780 Student and Academic Services LLC, Arizona, Lease Revenue Bonds,
Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 - BAM
Insured
6/24 at 100.00 AA 791,279
Total Education and Civic Organizations 46,394,108
Health Care - 22.2% (13.4% of Total Investments)
Arizona Health Facilities Authority, Revenue Bonds,
Scottsdale Lincoln Hospitals Project, Refunding Series
2014A:
3,005 5.000%, 12/01/39 12/24 at 100.00 A+ 3,054,823
2,860 5.000%, 12/01/42 12/24 at 100.00 A+ 2,893,204
430 Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds,
Children's National Prince County Regional Medical Center, Series
2020A, 4.000%, 9/01/40
9/30 at 100.00 A1 415,513
4,975 Arizona Industrial Development Authority, Hospital Revenue Bonds,
Phoenix Children's Hospital, Series 2020A, 4.000%, 2/01/50
2/30 at 100.00 AA- 4,466,854
1,250 Maricopa County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/42
9/28 at 100.00 A+ 1,280,200
3,275 Maricopa County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, HonorHealth, Series 2021A, 4.000%, 9/01/51
3/31 at 100.00 A+ 2,920,972
Maricopa County Industrial Development Authority, Arizona,
Revenue Bonds, Banner Health, Refunding Series 2016A:
1,250 5.000%, 1/01/32 1/27 at 100.00 AA- 1,340,563
1,000 5.000%, 1/01/35 1/27 at 100.00 AA- 1,062,500
2,000 5.000%, 1/01/38 1/27 at 100.00 AA- 2,100,660

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Health Care (continued)
Maricopa County Industrial Development Authority, Arizona,
Revenue Bonds, Banner Health, Series 2017A:
$ 2,700 4.000%, 1/01/41 1/28 at 100.00 AA- $ 2,571,480
2,000 5.000%, 1/01/41 1/28 at 100.00 AA- 2,083,620
1,000 Maricopa County Industrial Development Authority, Arizona, Revenue
Bonds, Banner Health, Variable Rate Demand Series 2019F, 4.000%,
1/01/45
7/30 at 100.00 AA- 931,190
2,250 Pima County Industrial Development Authority, Arizona, Revenue Bonds,
Tucson Medical Center, Series 2021A, 3.000%, 4/01/51
4/31 at 100.00 A 1,563,413
1,025 Yavapai County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, Yavapai Regional Medical Center, Refunding Series
2016, 5.000%, 8/01/36
8/26 at 100.00 A+ 1,058,999
1,000 Yavapai County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, Yavapai Regional Medical Center, Series 2013A,
5.250%, 8/01/33
8/23 at 100.00 A+ 1,004,670
2,100 Yavapai County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, Yavapai Regional Medical Center, Series 2019, 4.000%,
8/01/43
8/29 at 100.00 A+ 1,897,665
1,000 Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds,
Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32
8/24 at 100.00 A 1,022,190
Total Health Care 31,668,516
Housing/Multifamily - 1.3% (0.8% of Total Investments)
1,250 Arizona Industrial Development Authority, Student Housing Revenue
Bonds, Provident Group - NCCU Properties LLC- North Carolina Central
University, Series 2019A, 4.000%, 6/01/44 - BAM Insured
6/29 at 100.00 AA 1,204,675
250 Sierra Vista Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Convertible Capital Appreciation
Revenue Bonds, Series 2021A, 5.375%, 10/01/56
10/29 at 103.00 N/R 173,765
500 Sierra Vista Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Convertible Capital Appreciation
Revenue Bonds, Series 2022A, 7.000%, 10/01/56
10/29 at 103.00 N/R 426,055
Total Housing/Multifamily 1,804,495
Long-Term Care - 3.9% (2.4% of Total Investments)
585 Arizona Industrial Development Authority, Multifamily Housing Revenue
Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38
7/25 at 101.00 N/R 438,048
Glendale Industrial Development Authority, Arizona, Senior
Living Revenue Bonds, Royal Oaks Royal Oaks - Inspirata
Pointe Project, Series 2020A:
1,000 5.000%, 5/15/41 5/26 at 103.00 BBB- 912,790
1,000 5.000%, 5/15/56 5/26 at 103.00 BBB- 845,340
1,825 Phoenix Industrial Development Authority, Arizona, Multi-Family Housing
Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series
2016, 5.400%, 10/01/36
10/25 at 101.00 N/R 1,429,778
1,435 Tempe Industrial Development Authority, Arizona, Revenue Bonds,
Friendship Village of Tempe Project, Refunding Series 2021A, 4.000%,
12/01/38
12/29 at 102.00 N/R 1,166,684
1,080 Tempe Industrial Development Authority, Arizona, Revenue Bonds,
Mirabella at ASU Project, Series 2017A, 6.125%, 10/01/47, 144A
10/27 at 100.00 N/R 837,075
Total Long-Term Care 5,629,715
Tax Obligation/General - 18.7% (11.3% of Total Investments)
575 Buckeye Union High School District 201, Maricopa County, Arizona,
General Obligation Bonds, School Improvement Project, Refunding
Series 2017, 5.000%, 7/01/35 - BAM Insured
7/27 at 100.00 AA 611,288
2,105 Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General
Obligation Bonds, Series 2021, 4.000%, 7/01/45
7/30 at 100.00 AA 1,996,950
1,045 Maricopa County School District 14 Creighton Elementary, Arizona,
General Obligation Bonds, School Improvement Series 2021C, 4.000%,
7/01/34
7/31 at 100.00 Aa3 1,119,320

Nuveen Arizona Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NAZ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/General (continued)
$ 2,315 Maricopa County School District 214 Tolleson Union High, Arizona,
General Obligation Bonds, School Improvement Project 1990, Series
1990A, 5.000%, 7/01/38
7/28 at 100.00 Aaa $ 2,505,756
630 Maricopa County School District 214 Tolleson Union High, Arizona,
General Obligation Bonds, School Improvement Project 2017, Series
2018A, 5.000%, 7/01/37
7/27 at 100.00 Aaa 670,805
1,500 Maricopa County Special Health Care District, Arizona, General Obligation
Bonds, Series 2018C, 5.000%, 7/01/36
7/28 at 100.00 Aa3 1,611,315
1,350 Maricopa County Unified School District 95 Queen Creek, Arizona,
General Obligation Bonds, School Improvement Series 2018, 5.000%,
7/01/36
7/25 at 102.00 Aa1 1,417,284
1,275 Maricopa County Union High School District 210 Phoenix, Arizona,
General Obligation Bonds, School Improvement & Project of 2011
Series 2017E, 5.000%, 7/01/33
7/27 at 100.00 AAA 1,372,487
Mohave County Union High School District 2 Colorado
River, Arizona, General Obligation Bonds, School
Improvement Series 2017:
1,000 5.000%, 7/01/34 7/27 at 100.00 A1 1,068,090
1,000 5.000%, 7/01/36 7/27 at 100.00 A1 1,065,600
690 Northwest Fire District of Pima County, Arizona, General Obligation
Bonds, Series 2017, 5.000%, 7/01/36
7/27 at 100.00 AA- 735,264
2,000 Paradise Valley Unified School District No. 69, Maricopa County, Arizona,
General Obligation Bonds, School Improvement Project of 2019, Series
2022D, 4.000%, 7/01/41
7/32 at 100.00 AAA 1,990,320
2,895 Pima County Unified School District 12 Sunnyside, Arizona, General
Obligation Bonds, School Improvement Project 2011, Series 2014D,
5.000%, 7/01/34 - AGM Insured
7/24 at 100.00 AA 2,946,357
1,330 Pima County Unified School District 6 Marana, Arizona, General
Obligation Bonds, School Improvement Project 2010 Series 2011A,
5.000%, 7/01/25
7/23 at 100.00 A+ 1,338,180
1,500 Pima County Unified School District 6 Marana, Arizona, General
Obligation Bonds, School Improvement Project of 2014, Series 2017C,
5.000%, 7/01/36 - BAM Insured
7/27 at 100.00 AA 1,599,015
Pinal County School District 4 Casa Grande Elementary,
Arizona, General Obligation Bonds, School improvement
Project 2016, Series 2017A:
620 5.000%, 7/01/34 - BAM Insured 7/27 at 100.00 AA 660,158
1,000 5.000%, 7/01/35 - BAM Insured 7/27 at 100.00 AA 1,063,110
2,000 Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1,
4.000%, 7/01/46
7/31 at 103.00 N/R 1,592,600
Western Maricopa Education Center District 402, Maricopa
County, Arizona, General Obligation Bonds, School
Improvement Project 2012, Series2014B:
715 4.500%, 7/01/33 7/24 at 100.00 AA- 720,563
665 4.500%, 7/01/34 7/24 at 100.00 AA- 668,544
Total Tax Obligation/General 26,753,006
Tax Obligation/Limited - 42.5% (25.7% of Total Investments)
100 Arizona Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Linder Village Project in Meridian, Ada
County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
No Opt. Call N/R 99,357
1,250 Arizona State Transportation Board, Highway Revenue Bonds, Refunding
Series 2016, 5.000%, 7/01/35
7/26 at 100.00 AA+ 1,315,837
275 Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016,
4.000%, 7/01/36
7/26 at 100.00 AA 279,040
1,000 Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%,
7/01/37
7/25 at 100.00 AA 1,030,750
1,215 Cadence Community Facilities District, Mesa, Arizona, Special Assessment
Revenue Bonds, Assessment District 3, Series 2020, 4.000%, 7/01/45
7/30 at 100.00 N/R 1,032,215
123 Cahava Springs Revitalization District, Cave Creek, Arizona, Special
Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A 2021 960240
(4)
7/27 at 100.00 N/R 94,597

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/Limited (continued)
$ 1,210 Eastmark Community Facilities District 1, Mesa, Arizona, General
Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A
7/25 at 100.00 N/R $ 1,210,629
1,810 Eastmark Community Facilities District 1, Mesa, Arizona, General
Obligation Bonds, Series 2017, 5.000%, 7/15/42 - AGM Insured
7/27 at 100.00 AA 1,915,360
2,445 Eastmark Community Facilities District 1, Mesa, Arizona, General
Obligation Bonds, Series 2018, 4.375%, 7/15/43 - BAM Insured
7/27 at 100.00 AA 2,463,827
650 Eastmark Community Facilities District 1, Mesa, Arizona, General
Obligation Bonds, Series 2021, 4.000%, 7/15/41 - BAM Insured
7/31 at 100.00 AA 642,050
484 Eastmark Community Facilities District 1, Mesa, Arizona, Special
Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%,
7/01/38
7/23 at 100.00 N/R 464,766
697 Eastmark Community Facilities District 1, Mesa, Arizona, Special
Assessment Revenue Bonds, Assessment District 1, Series 2019, 5.200%,
7/01/43
7/27 at 100.00 N/R 635,866
2,280 Eastmark Community Facilities District 1, Mesa, Arizona, Special
Assessment Revenue Bonds, Assessment District 12, Series 2021,
3.750%, 7/01/45
7/30 at 100.00 N/R 1,713,716
1,035 Eastmark Community Facilities District 2, Mesa, Arizona, General
Obligation Bonds, Series 2020, 3.500%, 7/15/44
7/30 at 100.00 N/R 741,774
Estrella Mountain Ranch Community Facilities District,
Goodyear, Arizona, General Obligation Bonds, Refunding
Series 2017:
105 5.000%, 7/15/32 - AGM Insured 7/27 at 100.00 AA 112,183
1,145 Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona,
Special Assessment Revenue Bonds, Lucero Assessment District 2,
Series 2023, 5.750%, 7/01/46
7/32 at 100.00 N/R 1,123,279
Festival Ranch Community Facilities District, Buckeye,
Arizona, General Obligation Bonds, Series 2012:
345 5.000%, 7/15/27 - BAM Insured 3/23 at 100.00 AA 345,431
1,085 5.000%, 7/15/31 3/23 at 100.00 AA 1,086,259
500 Festival Ranch Community Facilities District, Buckeye, Arizona, General
Obligation Bonds, Series 2016, 4.000%, 7/15/36 - BAM Insured
7/26 at 100.00 AA 496,580
1,000 Festival Ranch Community Facilities District, Buckeye, Arizona, General
Obligation Bonds, Series 2017, 5.000%, 7/15/37 - BAM Insured
7/27 at 100.00 AA 1,056,820
590 Festival Ranch Community Facilities District, Buckeye, Arizona, General
Obligation Bonds, Series 2018, 5.000%, 7/15/38 - BAM Insured
7/27 at 100.00 AA 618,214
1,000 Festival Ranch Community Facilities District, Buckeye, Arizona, General
Obligation Bonds, Series 2020, 4.000%, 7/15/40 - BAM Insured
7/30 at 100.00 AA 976,030
2,000 Festival Ranch Community Facilities District, Buckeye, Arizona, General
Obligation Bonds, Series 2022, 5.000%, 7/15/42 - AGM Insured
7/32 at 100.00 AA 2,146,980
340 Festival Ranch Community Facilities District, Buckeye, Arizona, Special
Assessment Revenue Bonds,  Assessment District 11, Series 2017,
5.200%, 7/01/37
7/27 at 100.00 N/R 321,249
Goodyear Community Facilities Utilities District 1, Arizona,
General Obligation Bonds, Refunding Series 2016:
545 4.000%, 7/15/32 7/26 at 100.00 Aa2 558,876
415 Goodyear, Arizona, Community Facilities General District 1, Arizona,
General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23
No Opt. Call Aa3 416,328
1,500 Government of Guam, Business Privilege Tax Bonds, Refunding Series
2015D, 5.000%, 11/15/39
11/25 at 100.00 BB 1,506,885
1,250 Guam Government, Limited Obligation Section 30 Revenue Bonds, Series
2016A, 5.000%, 12/01/46
12/26 at 100.00 BB 1,197,325
1,425 Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series
2013, 5.000%, 7/01/33
7/23 at 100.00 AA 1,430,928
615 Matching Fund Special Purpose Securitization Corporation, Virgin Islands,
Revenue Bonds, Series 2022A, 5.000%, 10/01/39
10/32 at 100.00 N/R 605,634
200 Merrill Ranch Community Facilities District 2, Florence, Arizona, General
Obligation Bonds, Series 2016, 5.000%, 7/15/31
7/26 at 100.00 BBB 210,328
385 Merrill Ranch Community Facilities District 2, Florence, Arizona, General
Obligation Bonds, Series 2017, 5.000%, 7/15/42 - BAM Insured
7/27 at 100.00 AA 405,182
400 Parkway Community Facilities District 1, Prescott Valley, Arizona, General
Obligation Bonds, Series 2006, 5.350%, 7/15/31
3/23 at 100.00 N/R 319,428

Nuveen Arizona Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NAZ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/Limited (continued)
$ 1,625 Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue
Bonds, Subordinate Lien Series 2020A, 4.000%, 7/01/45
7/30 at 100.00 AAA $ 1,567,215
580 Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue
Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38, (AMT)
3/23 at 100.00 AA+ 580,284
1,000 Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%,
8/01/33
8/24 at 100.00 AA 1,018,400
1,500 Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%,
8/01/38
8/28 at 100.00 AA 1,509,270
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
1,550 4.550%, 7/01/40 7/28 at 100.00 N/R 1,447,498
2,440 5.000%, 7/01/58 7/28 at 100.00 N/R 2,263,832
1,085 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
7/28 at 100.00 N/R 985,940
Queen Creek, Arizona, Excise Tax & State Shared Revenue
Obligation Bonds, Refunding Series 2016:
540 4.000%, 8/01/34 8/26 at 100.00 AA+ 555,406
545 4.000%, 8/01/36 8/26 at 100.00 AA+ 555,077
1,740 Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation
Bonds, Series 2018A, 5.000%, 8/01/42
8/28 at 100.00 AA+ 1,860,652
2,500 Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation
Bonds, Series 2020, 4.000%, 8/01/45
8/30 at 100.00 AA+ 2,387,675
San Luis, Arizona, Pledged Excise Tax Revenue Bonds,
Refunding Series2014A:
1,400 5.000%, 7/01/34 - BAM Insured 7/24 at 100.00 AA 1,424,654
2,100 5.000%, 7/01/38 - BAM Insured 7/24 at 100.00 AA 2,133,684
3,000 Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue
Bonds, Refunding Series 2006, 5.000%, 7/01/24
No Opt. Call AAA 3,074,850
1,650 Sundance Community Facilities District, Buckeye, Arizona, General
Obligation Bonds, Refunding Series 2018, 5.000%, 7/15/39 - BAM
Insured
7/28 at 100.00 AA 1,787,445
3,000 Town of Queen Creek, Arizona, Excise Tax and State Shared Revenue
Obligation Bonds, Series 2022, 5.000%, 8/01/47
8/32 at 100.00 AA+ 3,278,250
475 Vistancia West Community Facilities District, Peoria, Arizona, General
Obligation Bonds, Series 2016, 3.250%, 7/15/25, 144A
3/23 at 100.00 N/R 474,995
4,240 Yavapai County Jail District, Arizona, Pleged Revenue Obligation Bonds,
Series 2020, 4.000%, 7/01/40 - BAM Insured
7/29 at 100.00 AA 4,180,810
1,160 Yuma County, Arizona, Pledge Revenue Obligations, Series 2022, 4.250%,
7/15/42 - BAM Insured
7/32 at 100.00 AA 1,149,456
Total Tax Obligation/Limited 60,809,116
Transportation - 9.7% (5.9% of Total Investments)
Phoenix Civic Improvement Corporation, Arizona, Airport
Revenue Bonds, Junior Lien Series 2015A:
910 5.000%, 7/01/40 7/25 at 100.00 A+ 929,493
2,185 5.000%, 7/01/45 7/25 at 100.00 A+ 2,220,965
2,000 Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds,
Junior Lien Series 2019B, 5.000%, 7/01/49, (AMT)
7/29 at 100.00 A+ 2,037,700
Phoenix Civic Improvement Corporation, Arizona, Airport
Revenue Bonds, Refunding Senior Lien Series 2013:
1,785 5.000%, 7/01/30, (AMT) 7/23 at 100.00 AA- 1,790,783
2,215 5.000%, 7/01/32, (AMT) 7/23 at 100.00 AA- 2,221,313
Phoenix Civic Improvement Corporation, Arizona, Airport
Revenue Bonds, Senior Lien Series 2017A:
1,000 5.000%, 7/01/37, (AMT) 7/27 at 100.00 AA- 1,034,920
1,000 5.000%, 7/01/42, (AMT) 7/27 at 100.00 AA- 1,021,420
1,500 Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds,
Senior Lien Series 2018, 5.000%, 7/01/43, (AMT)
7/28 at 100.00 AA- 1,536,975
1,045 Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility
Charge Revenue Bonds, Series 2019A, 5.000%, 7/01/35
7/29 at 100.00 A 1,125,308
Total Transportation 13,918,877

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
U.S. Guaranteed - 4.7% (2.8% of Total Investments) (5)
$ 1,200 Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner
Health Systems, Series 2014A, 5.000%, 1/01/44, (Pre-refunded 1/01/24)
1/24 at 100.00 AA- $ 1,218,528
Estrella Mountain Ranch Community Facilities District,
Goodyear, Arizona, General Obligation Bonds, Refunding
Series 2017:
550 5.000%, 7/15/32, (Pre-refunded 7/15/27) - AGM Insured 7/27 at 100.00 AA 597,800
Goodyear Community Facilities Utilities District 1, Arizona,
General Obligation Bonds, Refunding Series 2016:
55 4.000%, 7/15/32, (Pre-refunded 7/15/26) 7/26 at 100.00 N/R 56,811
545 Guam Government Waterworks Authority, Water and Wastewater System
Revenue Bonds, Series 2013, 5.250%, 7/01/33, (Pre-refunded 7/01/23)
7/23 at 100.00 A- 548,526
Northern Arizona University, System Revenue Bonds,
Refunding Series 2014:
720 5.000%, 6/01/40, (Pre-refunded 6/01/24) 6/24 at 100.00 N/R 736,783
2,000 Phoenix Civic Improvement Corporation, Arizona, Water System Revenue
Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39, (Pre-refunded
7/01/24)
7/24 at 100.00 AAA 2,049,900
1,320 Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue
Bonds, Refunding Series 2017, 5.000%, 7/01/36, (Pre-refunded 7/01/27)
7/27 at 100.00 AAA 1,439,381
Total U.S. Guaranteed 6,647,729
Utilities - 29.9% (18.1% of Total Investments)
Carefree Utilities Community Facilities District, Arizona,
Water System Revenue Bonds, Series 2021:
255 4.000%, 7/01/41 7/31 at 100.00 A+ 247,302
650 4.000%, 7/01/46 7/31 at 100.00 A+ 603,863
655 Central Arizona Water Conservation District, Arizona, Water Delivery O&M
Revenue Bonds, Series 2016, 5.000%, 1/01/36
1/26 at 100.00 AA+ 680,807
2,615 City of Mesa, Arizona, Utility System Revenue Bonds, Series 2022C,
5.000%, 7/01/36
No Opt. Call Aa3 3,041,323
1,250 Gilbert Water Resource Municipal Property Corporation, Arizona, Utility
System Revenue Bonds, Senior Lien Green Series 2022, 4.000%, 7/15/47
7/32 at 100.00 AAA 1,185,075
785 Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding
Subordinate Lien Series 2016, 5.000%, 7/01/45 - AGM Insured
7/26 at 100.00 AA 812,302
875 Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate
Lien Series 2020, 4.000%, 7/01/49 - AGM Insured
7/29 at 100.00 AA 806,479
665 Guam Government Waterworks Authority, Water and Wastewater System
Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36
7/27 at 100.00 A- 678,898
1,100 Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39 10/24 at 100.00 AA 1,127,445
1,125 Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding
Senior Lien Series 2015A, 5.000%, 7/01/36 - AGM Insured
7/25 at 100.00 AA 1,158,581
8,750 Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%,
7/01/42, (UB) (6)
7/28 at 100.00 Aa2 9,274,037
1,135 Phoenix Civic Improvement Corporation, Arizona, Wastewater System
Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29
7/24 at 100.00 AA+ 1,162,717
1,000 Phoenix Civic Improvement Corporation, Arizona, Water System Revenue
Bonds, Junior Lien Series 2021A, 4.000%, 7/01/42
7/31 at 100.00 AAA 973,790
695 Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds,
Refunding  Series 2016, 5.000%, 7/01/35
7/26 at 100.00 A+ 723,141
1,000 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021B, 5.000%, 7/01/37, 144A
7/31 at 100.00 N/R 982,860
1,500 Salt River Project Agricultural Improvement and Power District, Arizona,
Electric System Revenue Bonds, Refunding Series 2015A, 5.000%,
12/01/36
6/25 at 100.00 AA+ 1,548,375
2,500 Salt River Project Agricultural Improvement and Power District, Arizona,
Electric System Revenue Bonds, Series 2023A, 5.000%, 1/01/50
1/33 at 100.00 AA+ 2,729,775
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, Citigroup Energy Inc Prepay Contract
Obligations, Series 2007:
4,500 5.500%, 12/01/29 No Opt. Call A3 4,794,705
5,665 5.000%, 12/01/37 No Opt. Call A3 5,785,948

Nuveen Arizona Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NAZ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utilities (continued)
Surprise, Arizona, Utility  System Revenue Bonds, Refunding
Senior Lien Series 2018:
$ 500 5.000%, 7/01/35 7/28 at 100.00 AA+ $ 550,730
805 5.000%, 7/01/36 7/28 at 100.00 AA+ 881,145
3,000 Yuma, Arizona, Utilities System Revenue Bonds, Series 2021, 4.000%,
7/01/40 - BAM Insured
7/31 at 100.00 AA 2,961,780
Total Utilities 42,711,078
Total Long-Term Investments (cost $245,141,126) 236,336,640
Floating Rate Obligations - (4.9)%   (7,000,000)
AMTP Shares, Net - (61.7)% (7) (88,249,966)
Other Assets & Liabilities, Net - 1.3% 1,926,757
Net Assets Applicable to Common Shares - 100% $ 143,013,431
(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7) AMTP Shares, Net as a percentage of Total Investments is 37.3%
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See Notes to Financial Statements

Nuveen New Jersey Quality Municipal Income
Fund
Portfolio of Investments February 28, 2023
NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 159.8% (100.0% of Total Investments)
X 885,830,546 MUNICIPAL BONDS - 159.8%  (100.0% of Total Investments)
X 885,830,546
Consumer Discretionary - 0.5% (0.3% of Total Investments)
Middlesex County Improvement Authority, New Jersey,
Senior Revenue Bonds, Heldrich Center Hotel/Conference
Center Project, Series 2005A:
$ 2,460 5.000%, 1/01/32 (4) 3/23 at 100.00 Caa3 $ 1,625,470
1,485 5.125%, 1/01/37 (4) 3/23 at 100.00 Caa3 977,189
Total Consumer Discretionary 2,602,659
Consumer Staples - 5.6% (3.5% of Total Investments)
Tobacco Settlement Financing Corporation, New Jersey,
Tobacco Settlement Asset-Backed Bonds, Series 2018A:
8,850 4.000%, 6/01/37 6/28 at 100.00 A- 8,792,475
13,045 5.000%, 6/01/46 6/28 at 100.00 BBB+ 13,305,509
8,850 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46
6/28 at 100.00 BBB- 8,761,677
Total Consumer Staples 30,859,661
Education and Civic Organizations - 19.9% (12.5% of Total Investments)
1,000 Atlantic County Improvement Authority, New Jersey, General Obligation
Lease Revenue Bonds, Stockton University Atlantic City Campus Phase
II, Series 2021A, 4.000%, 7/01/47 - AGM Insured
7/31 at 100.00 AA 915,420
1,760 Camden County Improvement Authority, New Jersey, Lease Revenue
Bonds, Rowan University School of Osteopathic Medicine Project,
Refunding Series 2013A, 5.000%, 12/01/32
12/23 at 100.00 A 1,781,578
715 Camden County Improvement Authority, New Jersey, School Revenue
Bonds, KIPP: Cooper Norcross Academy 2022 Project, Social Series
2022, 6.000%, 6/15/62
12/30 at 100.00 BBB 744,723
Essex County Improvement Authority, New Jersey, General
Obligation Lease Revenue Bonds, Institute of Technology
CHF-Newark, LLC-NJIT Student Housing Project, Series
2021A:
1,000 4.000%, 8/01/51 - BAM Insured 8/31 at 100.00 AA 917,950
2,600 4.000%, 8/01/56 - BAM Insured 8/31 at 100.00 AA 2,362,126
1,000 Gloucester County Improvement Authority, New Jersey, Revenue Bonds,
Rowan University Fossil Park & Student Center Projects, Series 2021,
4.000%, 7/01/51 - BAM Insured
7/30 at 100.00 AA 918,020
1,000 New Jersey Economic Development Authority, Charter School Revenue
Bonds, Foundation Academy Charter School, Series 2018A, 5.000%,
7/01/50
1/28 at 100.00 BBB- 961,540
175 New Jersey Economic Development Authority, Charter School Revenue
Bonds, Teaneck Community Charter School, Series 2017A, 5.125%,
9/01/52, 144A
9/27 at 100.00 BB 158,632
2,025 New Jersey Economic Development Authority, Revenue Bonds, The
Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25
No Opt. Call A 2,089,759
New Jersey Economic Development Authority, Revenue
Bonds, The Seeing Eye Inc., Refunding Series 2017:
820 3.000%, 6/01/32 12/27 at 100.00 A 781,329
500 5.000%, 6/01/32 12/27 at 100.00 A 529,370
1,000 New Jersey Educational Facilities Authority, Revenue Bonds, Kean
University, Refunding Series 2015H, 4.000%, 7/01/39 - AGM Insured
7/25 at 100.00 AA 984,180
New Jersey Educational Facilities Authority, Revenue Bonds,
Montclair State University, Refunding Series 2015D:
2,395 5.000%, 7/01/31 7/25 at 100.00 A+ 2,482,561
1,600 5.000%, 7/01/33 7/25 at 100.00 A+ 1,655,264
1,000 5.000%, 7/01/34 7/25 at 100.00 A+ 1,032,730
5,950 New Jersey Educational Facilities Authority, Revenue Bonds, Montclair
State University, Series 2014A, 5.000%, 7/01/44
7/24 at 100.00 A+ 6,014,379

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Education and Civic Organizations (continued)
$ 5,280 New Jersey Educational Facilities Authority, Revenue Bonds, Princeton
University, Refunding Series 2021C, 5.000%, 3/01/30
No Opt. Call AAA $ 6,091,906
4,000 New Jersey Educational Facilities Authority, Revenue Bonds, Princeton
University, Tender Option Bond Trust 2015-XF0149, 7.080%, 7/01/44,
144A, (IF) (5)
7/24 at 100.00 AAA 4,216,040
New Jersey Educational Facilities Authority, Revenue Bonds,
Rider University, Series   2017F:
330 3.750%, 7/01/37 7/27 at 100.00 BB 259,809
3,830 4.000%, 7/01/42 7/27 at 100.00 BB 2,938,376
3,885 5.000%, 7/01/47 7/27 at 100.00 BB 3,394,713
1,200 New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Refunding Series 2015C, 5.000%, 7/01/35
7/25 at 100.00 BBB+ 1,232,052
775 New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Refunding Series 2017D, 3.500%, 7/01/44
7/27 at 100.00 BBB+ 634,996
New Jersey Educational Facilities Authority, Revenue Bonds,
Seton Hall University, Series 2013D:
685 5.000%, 7/01/38 7/23 at 100.00 BBB+ 686,747
1,935 5.000%, 7/01/43 7/23 at 100.00 BBB+ 1,939,083
1,980 New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Series 2016C, 3.000%, 7/01/46
7/26 at 100.00 BBB+ 1,439,500
860 New Jersey Educational Facilities Authority, Revenue Bonds, Stevens
Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50
7/30 at 100.00 BBB+ 747,968
New Jersey Educational Facilities Authority, Revenue Bonds,
Stevens Institute of Technology, Series 2017A:
1,060 5.000%, 7/01/37 7/27 at 100.00 BBB+ 1,092,351
2,500 5.000%, 7/01/42 7/27 at 100.00 BBB+ 2,541,750
1,050 4.000%, 7/01/47 7/27 at 100.00 BBB+ 927,727
3,160 5.000%, 7/01/47 7/27 at 100.00 BBB+ 3,194,381
975 New Jersey Educational Facilities Authority, Revenue Bonds, The College
of Saint Elizabeth, Series 2016D, 5.000%, 7/01/46
7/26 at 100.00 BB 866,746
4,560 New Jersey Educational Facilities Authority, Revenue Bonds, William
Paterson University, Series 2015C, 5.000%, 7/01/40
7/25 at 100.00 A3 4,631,273
New Jersey Educational Facilities Authority, Revenue Bonds,
William Paterson University, Series 2017B:
2,000 5.000%, 7/01/42 - AGM Insured 7/27 at 100.00 AA 2,080,380
2,420 5.000%, 7/01/47 - AGM Insured 7/27 at 100.00 AA 2,505,716
New Jersey Higher Education Assistance Authority,
Student Loan Revenue Bonds, Tender Option Bond Trust
2015-XF0151:
251 1.904%, 12/01/23, (AMT), 144A, (IF) 12/22 at 100.00 Aaa 248,621
225 1.891%, 12/01/24, (AMT), 144A, (IF) 12/22 at 100.00 Aaa 215,059
155 2.383%, 12/01/25, (AMT), 144A, (IF) 12/22 at 100.00 Aaa 146,404
40 2.900%, 12/01/26, (AMT), 144A, (IF) 12/22 at 100.00 Aaa 36,492
585 3.938%, 12/01/27, (AMT), 144A, (IF) 12/23 at 100.00 Aaa 537,609
1,165 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Senior Series 2021B, 2.500%, 12/01/40,
(AMT)
12/29 at 100.00 AA 962,779
11,925 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Senior Series 2022B, 4.000%, 12/01/41,
(AMT)
12/30 at 100.00 Aa1 11,743,740
New Jersey Higher Education Student Assistance Authority,
Student Loan Revenue Bonds, Refunding Series 2018A:
1,200 3.750%, 12/01/30, (AMT) 6/28 at 100.00 Aaa 1,161,288
1,225 4.000%, 12/01/32, (AMT) 6/28 at 100.00 Aaa 1,217,320
955 4.000%, 12/01/33, (AMT) 6/28 at 100.00 Aaa 949,012
1,025 4.000%, 12/01/35, (AMT) 6/28 at 100.00 Aaa 1,018,983
1,230 New Jersey Higher Education Student Assistance Authority, Student
Loan Revenue Bonds, Refunding Subordinate Series 2021C, 3.250%,
12/01/51, (AMT)
12/29 at 100.00 BBB 869,708
2,500 New Jersey Higher Education Student Assistance Authority, Student
Loan Revenue Bonds, Refunding Subordinate Series 2022C, 5.000%,
12/01/52, (AMT)
12/30 at 100.00 A2 2,540,100

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Education and Civic Organizations (continued)
New Jersey Higher Education Student Assistance Authority,
Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
$ 1,935 3.500%, 12/01/32, (AMT) 12/25 at 100.00 Aaa $ 1,848,641
445 4.000%, 12/01/39, (AMT) 12/25 at 100.00 Aaa 439,099
1,615 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39, (AMT)
6/28 at 100.00 Aa1 1,520,684
610 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Senior Series 2020B, 3.500%, 12/01/39, (AMT)
12/28 at 100.00 Aa1 582,776
New Jersey Higher Education Student Assistance Authority,
Student Loan Revenue Bonds, Series 2012-1A:
935 4.250%, 12/01/25, (AMT) 3/23 at 100.00 Aaa 935,177
305 4.375%, 12/01/26, (AMT) 3/23 at 100.00 Aaa 305,046
500 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39, (AMT)
3/23 at 100.00 Aaa 500,385
New Jersey Higher Education Student Assistance Authority,
Student Loan Revenue Bonds, Series 2013-1A:
79 3.500%, 12/01/23, (AMT) 3/23 at 100.00 AAA 78,808
265 3.750%, 12/01/26, (AMT) 3/23 at 100.00 Aaa 259,687
New Jersey Higher Education Student Assistance Authority,
Student Loan Revenue Bonds, Series 2015-1A:
1,930 4.000%, 12/01/28, (AMT) 12/24 at 100.00 Aaa 1,924,596
1,065 4.000%, 12/01/30, (AMT) 12/24 at 100.00 Aaa 1,061,943
6,855 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47, (AMT)
12/26 at 100.00 Aaa 6,578,058
4,795 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49, (AMT)
6/28 at 100.00 A2 3,779,371
2,315 New Jersey Institute of Technology, New Jersey, General Obligation
Bonds, Series 2015A, 5.000%, 7/01/45
7/25 at 100.00 A1 2,361,763
1,000 Passaic County Improvement Authority, New Jersey, Charter School
Revenue Bonds, Paterson Arts & Science Charter School, Series 2023,
5.500%, 7/01/58 ,(WI/DD, Settling 3/14/23)
7/31 at 100.00 BBB- 1,007,930
Total Education and Civic Organizations 110,582,154
Financials - 0.2% (0.1% of Total Investments)
1,316 New Jersey Economic Development Authority, Revenue Refunding Bonds,
Kapkowski Road Landfill Project, Series 2002, 6.500%, 4/01/28
No Opt. Call Baa2 1,308,956
Total Financials 1,308,956
Health Care - 20.9% (13.1% of Total Investments)
Camden County Improvement Authority, New Jersey, Health
Care Redevelopment Revenue Bonds, Cooper Health
System Obligated Group Issue, Refunding Series 2014A:
175 5.000%, 2/15/25 2/24 at 100.00 A- 176,265
220 5.000%, 2/15/26 2/24 at 100.00 A- 221,573
1,320 5.000%, 2/15/27 2/24 at 100.00 A- 1,330,428
1,385 5.000%, 2/15/28 2/24 at 100.00 A- 1,396,869
1,385 5.000%, 2/15/29 2/24 at 100.00 A- 1,397,507
2,500 5.000%, 2/15/32 2/24 at 100.00 A- 2,520,625
3,040 5.000%, 2/15/33 2/24 at 100.00 A- 3,063,195
1,000 5.000%, 2/15/34 2/24 at 100.00 A- 1,006,610
1,950 5.000%, 2/15/35 2/24 at 100.00 A- 1,959,926
6,100 Camden County Improvement Authority, New Jersey, Health Care
Redevelopment Revenue Bonds, Cooper Health System Obligated
Group Issue, Series 2013A, 5.750%, 2/15/42
3/23 at 100.00 A- 6,107,991
New Jersey Health Care Facilities Authority, Revenue Bonds,
Atlanticare Health System Obligated Group Issue, Series
2021:
2,880 2.375%, 7/01/46 7/31 at 100.00 AA- 1,894,003
1,215 3.000%, 7/01/51 7/31 at 100.00 AA- 875,626
225 New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS
Hospital Corporation, Series 2008A, 5.000%, 7/01/27
3/23 at 100.00 AA- 225,155
2,570 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41
1/27 at 100.00 AA- 2,467,328

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Health Care (continued)
$ 11,000 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44
7/24 at 100.00 AA- $ 11,119,020
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Hackensack Meridian Health Obligated
Group, Refunding Series 2017A:
700 5.000%, 7/01/28 7/27 at 100.00 AA- 755,405
4,140 5.000%, 7/01/57 7/27 at 100.00 AA- 4,227,064
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Hunterdon Medical Center, Refunding
Series 2014A:
1,310 4.000%, 7/01/45 7/24 at 100.00 A+ 1,225,662
12,010 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42,
(UB) (5)
7/27 at 100.00 AA- 12,219,935
1,450 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Meridian Health System Obligated Group, Refunding Series 2013A,
5.000%, 7/01/32
7/23 at 100.00 AA- 1,452,306
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Princeton HealthCare System, Series
2016A:
830 5.000%, 7/01/32 7/26 at 100.00 AA 880,812
1,055 5.000%, 7/01/33 7/26 at 100.00 AA 1,118,511
1,370 5.000%, 7/01/34 7/26 at 100.00 AA 1,448,926
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Robert Wood Johnson University Hospital
Issue, Series 2014A:
4,235 5.000%, 7/01/39 7/24 at 100.00 AA- 4,298,229
5,955 5.000%, 7/01/43 7/24 at 100.00 AA- 6,020,743
3,945 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Robert Wood Johnson University Hospital, Series 2013A, 5.500%,
7/01/43
7/23 at 100.00 AA- 3,960,780
4,155 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
RWJ Barnabas Health Obligated Group, Refunding Series 2016A,
5.000%, 7/01/43
7/26 at 100.00 AA- 4,263,072
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, RWJ Barnabas Health Obligated Group,
Series 2021A:
1,690 4.000%, 7/01/45 7/31 at 100.00 AA- 1,588,042
1,000 3.000%, 7/01/51 7/31 at 100.00 AA- 723,380
1,000 4.000%, 7/01/51 7/31 at 100.00 AA- 911,420
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Saint Joseph's Healthcare System
Obligated Group Issue, Refunding Series 2016:
1,600 3.000%, 7/01/32 7/26 at 100.00 BBB- 1,410,576
1,135 4.000%, 7/01/34 7/26 at 100.00 BBB- 1,072,530
1,600 5.000%, 7/01/35 7/26 at 100.00 BBB- 1,622,928
2,700 5.000%, 7/01/36 7/26 at 100.00 BBB- 2,723,490
3,095 5.000%, 7/01/41 7/26 at 100.00 BBB- 2,991,225
6,655 4.000%, 7/01/48 7/26 at 100.00 BBB- 5,251,327
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, University Hospital Issue, Refunding
Series 2015A:
5,115 4.125%, 7/01/38 - AGM Insured 7/25 at 100.00 AA 4,975,412
5,410 5.000%, 7/01/46 - AGM Insured 7/25 at 100.00 AA 5,454,091
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Valley Health System Obligated Group,
Series 2019:
3,605 4.000%, 7/01/44 7/29 at 100.00 A+ 3,347,243
8,350 3.000%, 7/01/49 7/29 at 100.00 A+ 5,931,840
Total Health Care 115,637,070

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Housing/Multifamily - 5.3% (3.3% of Total Investments)
$ 1,845 New Jersey Economic Development Authority, Revenue Bonds, Provident
Group - Kean Properties LLC - Kean University Student Housing Project,
Series 2017A, 5.000%, 7/01/47
1/27 at 100.00 B $ 1,691,865
1,900 New Jersey Economic Development Authority, Revenue Bonds, Provident
Group - Rowan Properties LLC - Rowan University Student Housing
Project, Series 2015A, 5.000%, 1/01/48
1/25 at 100.00 B1 1,717,315
6,575 New Jersey Economic Development Authority, Revenue Bonds, West
Campus Housing LLC - New Jersey City University Student Housing
Project, Series 2015, 5.000%, 7/01/47
7/25 at 100.00 B 5,481,972
3,444 New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit
Revenue Bonds, Cherry Garden Apartments Project, Series 2021B,
2.375%, 1/01/39
No Opt. Call Aaa 2,683,802
New Jersey Housing and Mortgage Finance Agency,
Multifamily Housing Revenue Bonds, Series 2013-2:
2,165 4.350%, 11/01/33, (AMT) 3/23 at 100.00 AA 2,165,087
1,235 4.600%, 11/01/38, (AMT) 3/23 at 100.00 AA 1,217,216
1,235 4.750%, 11/01/46, (AMT) 3/23 at 100.00 AA 1,178,548
4,320 New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue
Bonds, Series 2015A, 4.000%, 11/01/45
11/24 at 100.00 AA- 3,981,485
New Jersey Housing and Mortgage Finance Agency,
Multifamily Revenue Bonds, Series 2017D:
1,125 3.900%, 11/01/32, (AMT) 5/26 at 100.00 AA- 1,111,849
1,750 4.250%, 11/01/37, (AMT) 5/26 at 100.00 AA- 1,694,070
New Jersey Housing and Mortgage Finance Agency,
Multifamily Revenue Bonds, Series 2020A:
1,150 2.300%, 11/01/40 11/29 at 100.00 AA- 819,501
500 2.450%, 11/01/45 11/29 at 100.00 AA- 338,855
1,000 2.550%, 11/01/50 11/29 at 100.00 AA- 652,090
1,000 2.625%, 11/01/56 11/29 at 100.00 AA- 627,990
New Jersey Housing and Mortgage Finance Agency,
Multifamily Revenue Bonds, Series 2021A:
1,500 2.250%, 11/01/36 11/30 at 100.00 AA- 1,185,240
1,270 2.650%, 11/01/46 11/30 at 100.00 AA- 885,711
1,445 2.700%, 11/01/51 11/30 at 100.00 AA- 961,358
1,310 2.750%, 11/01/56 11/30 at 100.00 AA- 849,574
Total Housing/Multifamily 29,243,528
Housing/Single Family - 9.9% (6.2% of Total Investments)
New Jersey Housing and Mortgage Finance Agency, Single
Family Housing Revenue Bonds, Series 2018A:
5,280 3.600%, 4/01/33 10/27 at 100.00 AA 5,094,883
3,275 3.750%, 10/01/35 10/27 at 100.00 AA 3,098,314
2,840 New Jersey Housing and Mortgage Finance Agency, Single Family
Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32, (AMT)
10/27 at 100.00 AA 2,711,632
New Jersey Housing and Mortgage Finance Agency, Single
Family Housing Revenue Bonds, Series 2019C:
4,835 3.500%, 10/01/34, (UB) (5) 4/28 at 100.00 AA 4,616,361
4,835 3.850%, 10/01/39, (UB) (5) 4/28 at 100.00 AA 4,522,127
3,295 3.950%, 10/01/44, (UB) (5) 4/28 at 100.00 AA 3,063,263
New Jersey Housing and Mortgage Finance Agency, Single
Family Housing Revenue Bonds, Series 2020E:
4,920 2.050%, 10/01/35 4/29 at 100.00 AA 3,971,571
6,385 2.250%, 10/01/40 4/29 at 100.00 AA 4,719,537
3,290 2.400%, 10/01/45 4/29 at 100.00 AA 2,401,075
New Jersey Housing and Mortgage Finance Agency, Single
Family Housing Revenue Bonds, Social Series 2021H:
5,995 1.900%, 10/01/36 4/30 at 100.00 AA 4,569,989
4,625 2.150%, 10/01/41 4/30 at 100.00 AA 3,377,036
8,070 2.400%, 4/01/52 4/30 at 100.00 AA 5,458,467

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Housing/Single Family (continued)
New Jersey Housing and Mortgage Finance Agency, Single
Family Housing Revenue Bonds, Social Series 2022I:
$ 4,090 4.500%, 10/01/42 4/31 at 100.00 AA $ 3,996,666
3,135 4.600%, 10/01/46 4/31 at 100.00 AA 3,045,308
Total Housing/Single Family 54,646,229
Long-Term Care - 0.7% (0.5% of Total Investments)
1,110 New Jersey Economic Development Authority, Fixed Rate Revenue Bonds,
Lions Gate Project, Series 2014, 5.250%, 1/01/44
1/24 at 100.00 N/R 973,381
2,755 New Jersey Economic Development Authority, Revenue Bonds, White
Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40,
144A
1/28 at 102.00 N/R 2,046,883
1,440 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%,
10/01/38, 144A
10/26 at 102.00 N/R 1,107,547
Total Long-Term Care 4,127,811
Tax Obligation/General - 14.2% (8.9% of Total Investments)
440 Cumberland County Improvement Authority, New Jersey, County General
Obligation Revenue Bonds, Technical High School Project, Series 2018,
3.125%, 1/15/32 - BAM Insured
1/28 at 100.00 AA 437,153
2,920 Cumberland County Improvement Authority, New Jersey, Guaranteed
Lease Revenue Bonds, County Correctional Facility Project, Series 2018,
4.000%, 10/01/43 - BAM Insured
10/28 at 100.00 AA 2,763,926
Cumberland County, New Jersey, General Obligation
Bonds, Series 2021:
1,470 2.000%, 5/15/30 5/28 at 100.00 AA- 1,308,800
1,475 2.000%, 5/15/31 5/28 at 100.00 AA- 1,282,822
680 Hamilton Township, Mercer County Board of Education, New Jersey,
General Obligation Bonds, Series 2017, 3.250%, 12/15/38
12/27 at 100.00 AA 605,656
Harrison, New Jersey, General Obligation Bonds, Parking
Utility Series 2018:
1,340 3.125%, 3/01/31 - BAM Insured 3/28 at 100.00 AA 1,323,813
1,110 3.250%, 3/01/32 - BAM Insured 3/28 at 100.00 AA 1,105,860
1,255 3.500%, 3/01/36 - BAM Insured 3/28 at 100.00 AA 1,218,680
1,040 Hudson County Improvement Authority, New Jersey, County Guaranteed
Governmental Loan Revenue Bonds, Guttenberg General Obligation
Bond Project, Series 2018, 5.000%, 8/01/42
8/25 at 100.00 AA 1,070,940
2,000 Hudson County Improvement Authority, New Jersey, County Secured
Lease Revenue Bonds, Hudson County Courthouse Project, Series 2020,
4.000%, 10/01/46
10/30 at 100.00 AA 1,844,860
Hudson County Improvement Authority, New Jersey, County
Secured Lease Revenue Bonds, Hudson County Vocational
Technical Schools Project, Series 2016:
4,235 5.000%, 5/01/46 5/26 at 100.00 AA 4,381,870
9,775 5.250%, 5/01/51 5/26 at 100.00 AA 10,166,391
5,000 Jersey City, New Jersey, General Obligation Bonds, General Improvement
Series 2022A, 3.000%, 2/15/37
2/29 at 100.00 Aa3 4,374,500
Jersey City, New Jersey, General Obligation Bonds,
Refunding General Improvement Series 2017A:
1,000 5.000%, 11/01/29 11/27 at 100.00 AA- 1,093,290
515 5.000%, 11/01/31 11/27 at 100.00 AA- 563,013
440 5.000%, 11/01/33 11/27 at 100.00 AA- 479,754
Monmouth County Improvement Authority, New Jersey,
Governmental Pooled Loan Revenue Bonds, Series
2021A:
2,140 3.000%, 3/01/32 3/31 at 100.00 AAA 2,145,115
2,125 3.000%, 3/01/33 3/31 at 100.00 AAA 2,115,437
1,000 3.000%, 3/01/36 3/31 at 100.00 AAA 923,350
760 Montclair Township, Essex County, New Jersey, General Obligation Bonds,
Refunding Parking Utility Series 2014A, 5.000%, 1/01/37
1/24 at 100.00 AAA 767,547

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/General (continued)
New Brunswick Parking Authority, Middlesex County, New
Jersey, Guaranteed Parking Revenue Bonds, Refunding
Series 2012:
$ 465 5.000%, 9/01/28 3/23 at 100.00 A+ $ 465,674
610 5.000%, 9/01/29 3/23 at 100.00 A+ 610,854
300 5.000%, 9/01/31 3/23 at 100.00 A+ 300,423
250 3.625%, 9/01/34 3/23 at 100.00 A+ 250,005
2,190 New Brunswick, New Jersey, General Obligation Bonds, Cultural Center
Project, Series 2017, 4.000%, 9/15/44 - AGM Insured
9/27 at 100.00 AA 2,094,407
New Jersey State, General Obligation Bonds, Covid-19
Emergency Series 2020A:
5,940 4.000%, 6/01/31 No Opt. Call A2 6,416,566
4,275 3.000%, 6/01/32 No Opt. Call A2 4,012,900
3,115 New Jersey State, General Obligation Bonds, Various Purpose Series
2020, 2.250%, 6/01/35
12/27 at 100.00 A2 2,561,309
Newark Board of Education, Essex County, New Jersey,
General Obligation Bonds, School Energy Savings Series
2021:
750 3.000%, 7/15/38 - BAM Insured 7/31 at 100.00 AA 624,195
755 3.000%, 7/15/39 - BAM Insured 7/31 at 100.00 AA 612,260
1,000 3.000%, 7/15/40 - BAM Insured 7/31 at 100.00 AA 790,260
2,400 Newark, Essex County, New Jersey, Mass Transit Access Tax Revenue
Bonds, Mulberry Pedestrian Bridge Redevelopment Project, Series 2022,
6.000%, 11/15/62 - AGM Insured
11/32 at 100.00 AA 2,696,616
Puerto Rico, General Obligation Bonds, Restructured Series
2022A-1:
2,879 4.000%, 7/01/33 7/31 at 103.00 N/R 2,579,757
1,923 4.000%, 7/01/35 7/31 at 103.00 N/R 1,684,355
1,000 Sayreville School District, Middlesex County, New Jersey, General
Obligation Bonds, School Series 2022, 4.000%, 1/15/41 - BAM Insured
1/32 at 100.00 AA 970,930
South Orange Village Township, New Jersey, General
Obligation Bonds, Refunding Series 2020:
400 4.000%, 1/15/25 No Opt. Call AA 405,668
500 4.000%, 1/15/26 No Opt. Call AA 512,315
5,015 Union County Utilities Authority, New Jersey, Resource Recovery Facility
Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series
2011B, 5.250%, 12/01/31, (AMT)
3/23 at 100.00 AA+ 5,021,419
2,515 Union County Utilities Authority, New Jersey, Solid Waste System County
Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41
3/23 at 100.00 Aaa 2,516,760
2,170 Union County, New Jersey, General Obligation Bonds, Series 2018,
3.000%, 3/01/27
9/25 at 100.00 Aaa 2,166,007
1,515 Washington Township Board of Education, Mercer County, New Jersey,
General Obligation Bonds, Series 2005, 5.250%, 1/01/27 - AGM Insured
No Opt. Call Aa3 1,631,973
Total Tax Obligation/General 78,897,430
Tax Obligation/Limited - 36.6% (22.9% of Total Investments)
2,630 Bergen County Improvement Authority, New Jersey, County Guaranteed
Revenue Bonds, Bergen New Bridge Medical Center Project, Series
2022, 5.000%, 8/01/47
8/32 at 100.00 Aaa 2,904,572
3,775 Bergen County Improvement Authority, New Jersey, Guaranteed Lease
Revenue Bonds, County Administration Complex Project, Series 2005,
5.000%, 11/15/26
No Opt. Call Aaa 4,066,694
1,000 Bergen County Improvement Authority, New Jersey, Lease Revenue
Bonds, Boro Ridgefield Project, County Guaranteed Series 2020,
4.000%, 10/15/42
10/30 at 100.00 Aaa 1,004,600
3,000 Garden State Preservation Trust, New Jersey, Open Space and Farmland
Preservation Bonds, Series 2003B, 0.000%, 11/01/25 - AGM Insured
No Opt. Call AA 2,741,670
2,230 Garden State Preservation Trust, New Jersey, Open Space and Farmland
Preservation Bonds, Series 2005A, 5.750%, 11/01/28 - AGM Insured
No Opt. Call AA 2,439,018
5,445 New Jersey Economic Development Authority, Lease Revenue Bonds,
State House Project, Series 2017B, 4.500%, 6/15/40
12/28 at 100.00 A3 5,456,925

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/Limited (continued)
New Jersey Economic Development Authority, New Jersey,
Transit Transportation Project Revenue Bonds, Portal North
Bridge Project Series 2022A:
$ 2,400 5.250%, 11/01/47 11/32 at 100.00 A3 $ 2,540,136
1,685 5.000%, 11/01/52 11/32 at 100.00 A3 1,743,116
5,575 New Jersey Economic Development Authority, Revenue Bonds, Motor
Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%,
7/01/30
7/27 at 100.00 Baa3 5,385,729
6,000 New Jersey Economic Development Authority, Revenue Bonds, New
Jersey Transit Corporation Projects Sublease, Refunding Series 2017B,
5.000%, 11/01/25
No Opt. Call A3 6,222,240
6,385 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2014UU, 5.000%, 6/15/27
6/24 at 100.00 A3 6,486,138
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Social Series 2021QQQ:
1,300 5.000%, 6/15/31 12/30 at 100.00 A3 1,446,523
1,000 5.000%, 6/15/32 12/30 at 100.00 A3 1,109,250
5,020 New Jersey Economic Development Authority, School Facilities
Construction Financing Program Bonds, Refunding Series 2014PP,
5.000%, 6/15/26
6/24 at 100.00 A3 5,093,392
New Jersey Transportation Trust Fund Authority, Federal
Highway Reimbursement Revenue Notes, Series 2016A-1:
1,140 5.000%, 6/15/29 6/26 at 100.00 A+ 1,200,010
655 5.000%, 6/15/30 6/26 at 100.00 A+ 689,125
New Jersey Transportation Trust Fund Authority,
Transportation Program Bonds, Series 2022BB:
1,250 3.000%, 6/15/50 12/31 at 100.00 A3 882,825
1,500 4.000%, 6/15/50 12/31 at 100.00 A3 1,360,290
New Jersey Transportation Trust Fund Authority,
Transportation Program Bonds, Series 2022CC:
3,750 5.000%, 6/15/42 12/32 at 100.00 A3 3,927,412
6,000 5.000%, 6/15/44 12/32 at 100.00 A3 6,249,060
1,250 5.000%, 6/15/48 12/32 at 100.00 A3 1,294,213
1,610 5.500%, 6/15/50 12/32 at 100.00 A3 1,730,042
32,965 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30
No Opt. Call A3 24,312,347
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Refunding Series 2006C:
37,600 0.000%, 12/15/32 - AGM Insured No Opt. Call AA 25,718,400
39,090 0.000%, 12/15/33 - AGM Insured No Opt. Call AA 25,579,323
5,160 0.000%, 12/15/34 - AGM Insured No Opt. Call AA 3,207,405
7,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2010D, 5.000%, 12/15/24
No Opt. Call A3 7,164,920
45 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2013AA, 5.000%, 6/15/36
6/23 at 100.00 A3 45,105
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2018A:
1,150 5.000%, 12/15/35 12/28 at 100.00 A3 1,218,701
440 5.000%, 12/15/36 12/28 at 100.00 A3 463,465
4,950 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019A, 4.000%, 12/15/39
12/29 at 100.00 A3 4,782,789
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2019BB:
750 4.000%, 6/15/44 12/28 at 100.00 A3 698,670
6,845 3.500%, 6/15/46 12/28 at 100.00 A3 5,557,524
2,900 4.000%, 6/15/50 12/28 at 100.00 A3 2,628,183
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2020AA:
5,875 5.000%, 6/15/45 12/30 at 100.00 A3 6,078,275
3,435 3.000%, 6/15/50 12/30 at 100.00 A3 2,438,781
1,175 4.000%, 6/15/50 12/30 at 100.00 A3 1,064,867

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/Limited (continued)
$ 3,860 Passaic County Improvement Authority, New Jersey, Lease Revenue
Bonds, Preakness Healthcare Center Expansion Project, Refunding
Series 2015, 3.750%, 5/01/36
5/25 at 100.00 AA $ 3,864,285
4,005 Passaic County Improvement Authority, New Jersey, Lease Revenue
Bonds, Preakness Healthcare Center Expansion Project, Series 2012,
3.500%, 5/01/35
3/23 at 100.00 Aa1 4,003,078
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
209 4.750%, 7/01/53 7/28 at 100.00 N/R 187,343
2,696 5.000%, 7/01/58 7/28 at 100.00 N/R 2,501,349
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Taxable Restructured Cofina Project
Series 2019A-2:
2,852 4.329%, 7/01/40 7/28 at 100.00 N/R 2,591,612
744 4.784%, 7/01/58 7/28 at 100.00 N/R 665,032
Union County Improvement Authority, New Jersey, General
Obligation Lease Bonds, Juvenile Detention Center
Facility Project, Refunding Series 2015A:
1,420 5.500%, 5/01/28 No Opt. Call Aaa 1,604,841
Union County Improvement Authority, New Jersey, General
Obligation Lease Bonds, Juvenile Detention Center
Facility Project, Tender Option Bond Trust 2015-XF1019:
285 11.996%, 5/01/29, 144A, (IF) (5) No Opt. Call Aaa 508,634
200 11.996%, 5/01/30, 144A, (IF) (5) No Opt. Call Aaa 381,054
370 11.908%, 5/01/31, 144A, (IF) (5) No Opt. Call Aaa 742,997
385 11.954%, 5/01/32, 144A, (IF) (5) No Opt. Call Aaa 814,371
400 11.955%, 5/01/33, 144A, (IF) (5) No Opt. Call Aaa 883,764
415 11.996%, 5/01/34, 144A, (IF) (5) No Opt. Call Aaa 945,914
3,975 Union County Improvement Authority, New Jersey, General Obligation
Lease Revenue Bonds, Series 2019-XG0221, 8.458%, 3/01/34, 144A, (IF)
(5)
No Opt. Call AA+ 6,101,148
Total Tax Obligation/Limited 202,727,157
Transportation - 28.8% (18.0% of Total Investments)
Delaware River and Bay Authority, Delaware and New
Jersey, Revenue Bonds, Series 2014A:
1,285 5.000%, 1/01/34 1/24 at 100.00 A1 1,299,032
5,890 4.125%, 1/01/39 1/24 at 100.00 A1 5,884,405
7,800 5.000%, 1/01/44 1/24 at 100.00 A1 7,819,734
2,140 Delaware River and Bay Authority, Delaware and New Jersey, Revenue
Bonds, Series 2019, 4.000%, 1/01/44
1/29 at 100.00 A1 2,050,527
Delaware River Joint Toll Bridge Commission, New Jersey
and Pennsylvania, Bridge System Revenue Bonds,
Refunding Series 2015:
1,000 4.000%, 7/01/34 - BAM Insured 7/25 at 100.00 AA 1,020,710
2,820 4.000%, 7/01/35 - BAM Insured 7/25 at 100.00 AA 2,870,788
Delaware River Joint Toll Bridge Commission, New Jersey
and Pennsylvania, Bridge System Revenue Bonds,
Refunding Series 2019B:
2,005 5.000%, 7/01/28 No Opt. Call A1 2,224,608
1,520 5.000%, 7/01/29 No Opt. Call A1 1,719,834
Delaware River Joint Toll Bridge Commission, New Jersey
and Pennsylvania, Bridge System Revenue Bonds, Series
2017:
2,820 5.000%, 7/01/42 7/27 at 100.00 A1 2,931,080
10,210 5.000%, 7/01/47 7/27 at 100.00 A1 10,534,882
Delaware River Joint Toll Bridge Commission, New Jersey
and Pennsylvania, Bridge System Revenue Bonds, Series
2019A:
1,050 5.000%, 7/01/28 No Opt. Call A1 1,165,006
1,350 5.000%, 7/01/29 No Opt. Call A1 1,527,485
1,015 5.000%, 7/01/30 7/29 at 100.00 A1 1,144,210

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Transportation (continued)
$ 7,035 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue
Bonds,  Series 2013, 5.000%, 1/01/40
1/24 at 100.00 A+ $ 7,118,224
2,325 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue
Bonds, Series 2018A, 5.000%, 1/01/37
1/29 at 100.00 A+ 2,519,765
New Jersey Economic Development Authority, Private
Activity Bonds, The Goethals Bridge Replacement Project,
Series 2013:
6,255 5.375%, 1/01/43, (AMT) 1/24 at 100.00 A- 6,288,026
5,555 5.625%, 1/01/52, (AMT) 1/24 at 100.00 A- 5,587,886
New Jersey Economic Development Authority, Special
Facilities Revenue Bonds, Continental Airlines Inc., Series
1999:
1,040 5.125%, 9/15/23, (AMT) 3/23 at 101.00 Ba3 1,039,605
2,800 5.250%, 9/15/29, (AMT) 3/23 at 101.00 Ba3 2,786,420
2,250 New Jersey Economic Development Authority, Special Facilities Revenue
Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%,
11/15/30, (AMT)
3/24 at 101.00 Ba3 2,265,030
New Jersey Economic Development Authority, Special
Facility Revenue Bonds, Port Newark Container Terminal
LLC Project, Refunding Series 2017:
5,660 5.000%, 10/01/37, (AMT) 10/27 at 100.00 Baa2 5,701,148
7,440 5.000%, 10/01/47, (AMT) 10/27 at 100.00 Baa2 7,315,603
6,570 New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E,
5.000%, 1/01/45
1/25 at 100.00 AA- 6,678,931
3,065 New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,
1/01/29 - AGM Insured
No Opt. Call AA 3,466,147
2,050 New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A,
4.000%, 1/01/42
1/31 at 100.00 AA- 1,993,871
2,500 New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022A,
4.000%, 1/01/43
7/32 at 100.00 AA- 2,421,400
7,500 New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B,
5.250%, 1/01/52, (UB) (5)
1/33 at 100.00 AA- 8,157,450
3,520 New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022C,
5.000%, 1/01/29
No Opt. Call AA- 3,937,683
2,750 Passaic County Improvement Authority, New Jersey, Revenue Bonds,
Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 - AGM
Insured
3/23 at 100.00 A1 2,753,850
7,235 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43
12/23 at 100.00 AA- 7,292,735
5,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43, (AMT)
3/23 at 100.00 AA- 4,630,250
Port Authority of New York and New Jersey, Consolidated
Revenue Bonds, Two Hundred Eighteen Series 2019:
8,000 4.000%, 11/01/41, (AMT) 11/29 at 100.00 AA- 7,578,240
4,000 4.000%, 11/01/47, (AMT) 11/29 at 100.00 AA- 3,634,960
Port Authority of New York and New Jersey, Consolidated
Revenue Bonds, Two Hundred Fouteen Series 2019:
4,500 4.000%, 9/01/38, (AMT) 9/29 at 100.00 AA- 4,377,915
2,500 4.000%, 9/01/39, (AMT) 9/29 at 100.00 AA- 2,405,225
2,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Thirty-Four Series 2022, 5.500%, 8/01/52, (AMT)
8/32 at 100.00 AA- 2,157,740
Port Authority of New York and New Jersey, Consolidated
Revenue Bonds, Two Hundred Thirty-Six Series 2022:
6,000 5.000%, 1/15/47, (AMT), (UB) (5) 1/33 at 100.00 AA- 6,276,840
4,660 5.000%, 1/15/52, (AMT), (UB) (5) 1/33 at 100.00 AA- 4,857,351
1,040 South Jersey Transportation Authority, New Jersey, Transportation System
Revenue Bonds, Series 2020A, 5.000%, 11/01/45
11/30 at 100.00 BBB+ 1,063,327
South Jersey Transportation Authority, New Jersey,
Transportation System Revenue Bonds, Series 2022A:
2,240 4.625%, 11/01/47 11/32 at 100.00 BBB+ 2,162,362
1,000 5.250%, 11/01/52 - BAM Insured 11/32 at 100.00 AA 1,051,460
Total Transportation 159,711,745

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
U.S. Guaranteed - 11.6% (7.2% of Total Investments) (6)
$ 2,225 Cumberland County Improvement Authority, New Jersey, County General
Obligation Revenue Bonds, Technical High School Project, Series 2014,
5.000%, 9/01/39, (Pre-refunded 9/01/24) - AGM Insured
9/24 at 100.00 AA $ 2,287,968
5,000 New Jersey Economic Development Authority, Revenue Bonds, United
Methodist Homes of New Jersey Obligated Group Issue, Refunding
Series 2013, 5.000%, 7/01/34, (Pre-refunded 7/01/23)
7/23 at 100.00 N/R 5,026,600
1,410 New Jersey Economic Development Authority, Revenue Bonds, United
Methodist Homes of New Jersey Obligated Group Issue, Refunding
Series 2014A, 5.000%, 7/01/29, (Pre-refunded 7/01/24)
7/24 at 100.00 N/R 1,442,402
2,455 New Jersey Economic Development Authority, Rutgers University General
Obligation Lease Revenue Bonds, 18.143%, 6/15/46, (Pre-refunded
6/15/23), 144A, (IF) (5)
6/23 at 100.00 Aa3 2,507,267
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Series 2015WW:
660 5.250%, 6/15/40, (Pre-refunded 6/15/25) 6/25 at 100.00 N/R 688,631
11,455 5.250%, 6/15/40, (Pre-refunded 6/15/25) 6/25 at 100.00 A3 11,977,691
New Jersey Education Facilities Authority Revenue Bonds,
The College of New Jersey Issue, Series 2013A:
2,475 5.000%, 7/01/38, (Pre-refunded 7/01/23) 7/23 at 100.00 A2 2,489,825
3,250 5.000%, 7/01/43, (Pre-refunded 7/01/23) 7/23 at 100.00 A2 3,269,468
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Hunterdon Medical Center, Refunding
Series 2014A:
2,055 5.000%, 7/01/45, (Pre-refunded 7/01/24) 7/24 at 100.00 A- 2,102,224
4,165 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Kennedy Health System Obligated Group Issue, Refunding Series 2012,
3.750%, 7/01/27, (ETM)
No Opt. Call N/R 4,208,982
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Palisades Medical Center Obligated
Group Issue, Refunding Series 2013:
2,570 5.250%, 7/01/31, (Pre-refunded 7/01/23) 7/23 at 100.00 N/R 2,587,476
555 5.250%, 7/01/31, (Pre-refunded 7/01/23) 7/23 at 100.00 N/R 558,408
1,285 5.500%, 7/01/43, (Pre-refunded 7/01/23) 7/23 at 100.00 N/R 1,294,779
275 5.500%, 7/01/43, (Pre-refunded 7/01/23) 7/23 at 100.00 N/R 276,911
2,345 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%,
8/15/37, (Pre-refunded 8/15/23)
8/23 at 100.00 A- 2,353,372
15,840 North Hudson Sewerage Authority, New Jersey, Sewerage Revenue
Refunding Bonds, Series 2001A, 0.000%, 8/01/23 - NPFG Insured, (ETM)
No Opt. Call Baa2 15,623,150
2,170 Rutgers State University, New Jersey, Revenue Bonds, Tender Option
Bond 2016-XF2356, 18.183%, 5/01/43, (Pre-refunded 5/01/23), 144A,
(IF) (5)
5/23 at 100.00 Aa3 2,196,322
815 Salem County Pollution Control Financing Authority, New Jersey, Pollution
Control Revenue Bonds, Chambers Project, Refunding Series 2014A,
5.000%, 12/01/23, (AMT), (ETM)
No Opt. Call N/R 821,756
Sparta Township Board of Education, Sussex County, New
Jersey, General Obligation Bonds, Refunding Series 2015:
1,000 5.000%, 2/15/34, (Pre-refunded 2/15/25) 2/25 at 100.00 AA 1,036,480
1,395 5.000%, 2/15/35, (Pre-refunded 2/15/25) 2/25 at 100.00 AA 1,445,890
Total U.S. Guaranteed 64,195,602
Utilities - 5.6% (3.5% of Total Investments)
New Jersey Economic Development Authority, Energy
Facilities Revenue Bonds, UMM Energy Partners, LLC
Project, Series 2012A:
1,000 4.750%, 6/15/32, (AMT) 3/23 at 100.00 Baa2 1,000,310
1,225 5.125%, 6/15/43, (AMT) 3/23 at 100.00 Baa2 1,225,086
1,950 New Jersey Economic Development Authority, Natural Gas Facilities
Revenue Bonds, New Jersey Natural Gas Company Project, Refunding
Series 2011A, 2.750%, 8/01/39
8/24 at 100.00 A1 1,558,771
2,355 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59, (AMT)
8/29 at 100.00 A+ 1,886,473

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NXJ
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utilities (continued)
$ 3,505 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, New Jersey-American Water Company Inc. Project, Refunding
Series 2020B, 1.200%, 11/01/34, (AMT), (Mandatory Put 6/01/23)
No Opt. Call A+ $ 3,480,395
5,220 New Jersey Infrastructure Bank, Environmental Infrastructure Bonds,
Green Series 2021A-1, 3.000%, 9/01/34
9/30 at 100.00 AAA 4,978,992
2,700 Passaic County Utilities Authority, New Jersey, Solid Waste Disposal
Revenue Bonds, Refunding Series 2018, 5.000%, 3/01/37
No Opt. Call AA 3,072,492
1,500 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A
No Opt. Call N/R 1,522,875
1,000 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021B, 4.000%, 7/01/42, 144A
7/31 at 100.00 N/R 858,000
13,000 Salem County Pollution Control Financing Authority, New Jersey, Revenue
Bonds, Atlantic City Electric Company Project, Refunding Series 2020,
2.250%, 6/01/29
No Opt. Call A 11,707,150
Total Utilities 31,290,544
Total Long-Term Investments (cost $917,691,623) 885,830,546
Floating Rate Obligations - (6.0)%   (33,235,000)
VRDP Shares, Net - (56.4)% (7) (312,681,362)
Other Assets & Liabilities, Net - 2.6% 14,277,746
Net Assets Applicable to Common Shares - 100% $ 554,191,930
(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7) VRDP Shares, Net as a percentage of Total Investments is 35.3%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
IF Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the
Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments February 28, 2023
NUO
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 155.8% (100.0% of Total Investments)
X 401,497,767 MUNICIPAL BONDS - 153.9%  (98.8% of Total Investments)
X 401,497,767
Consumer Discretionary - 2.3% (1.5% of Total Investments)
Franklin County Convention Facilities Authority, Ohio, Hotel
Project Revenue Bonds, Greater Columbus Convention
Center Hotel Expansion Project, Series 2019:
$ 1,010 5.000%, 12/01/34 12/29 at 100.00 BBB- $ 980,195
1,000 5.000%, 12/01/44 12/29 at 100.00 BBB- 936,860
4,470 5.000%, 12/01/51 12/29 at 100.00 BBB- 4,123,977
Total Consumer Discretionary 6,041,032
Consumer Staples - 4.5% (2.9% of Total Investments)
20,605 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital
Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57
6/30 at 22.36 N/R 2,398,010
1,025 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series
2020A-2 Class 1, 4.000%, 6/01/48
6/30 at 100.00 BBB+ 897,510
9,385 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series
2020B-2 Class 2, 5.000%, 6/01/55
6/30 at 100.00 N/R 8,535,001
Total Consumer Staples 11,830,521
Education and Civic Organizations - 15.1% (9.7% of Total Investments)
725 Allen County Port Authority Economic Development, Ohio, Revenue
Bonds,  University of Northwestern, Refunding Series 2021A, 4.000%,
12/01/40
6/31 at 100.00 BBB- 633,679
Lorain County Community College District, Ohio, General
Receipts Revenue Bonds, Refunding Series 2017:
1,305 5.000%, 12/01/32 6/27 at 100.00 Aa2 1,389,721
1,200 5.000%, 12/01/33 6/27 at 100.00 Aa2 1,273,992
505 5.000%, 12/01/34 6/27 at 100.00 Aa2 535,522
Miami University of Ohio, General Receipts Revenue Bonds,
Refunding Series 2014:
4,375 5.000%, 9/01/33 9/24 at 100.00 AA 4,462,106
2,500 4.000%, 9/01/39 9/24 at 100.00 AA 2,472,975
2,585 Miami University of Ohio, General Receipts Revenue Bonds, Refunding
Series 2017, 5.000%, 9/01/41
9/26 at 100.00 AA 2,702,178
4,000 Miami University of Ohio, General Receipts Revenue Bonds, Refunding
Series 2020A, 4.000%, 9/01/45
9/30 at 100.00 AA 3,714,880
Ohio Higher Educational Facility Commission, Higher
Educational Facility Revenue Bonds, John Carroll
University 2022 Project, Series 2022:
1,250 4.000%, 10/01/42 10/31 at 100.00 Baa1 1,089,500
1,250 4.000%, 10/01/47 10/31 at 100.00 Baa1 1,048,137
3,410 Ohio Higher Educational Facility Commission, Revenue Bonds, Case
Western Reserve University Project, Refunding Series 2021A, 4.000%,
12/01/44
12/31 at 100.00 AA- 3,148,555
725 Ohio Higher Educational Facility Commission, Revenue Bonds, Otterbein
University 2022 Project, Series 2022A, 4.000%, 12/01/46
12/31 at 100.00 Baa1 616,417
1,000 Tuscarawas County Economic Development and Finance Alliance,
Ohio, Higher Education Facilities Revenue Bonds, Ashland University,
Refunding & Improvement Series 2015, 6.000%, 3/01/45
3/25 at 100.00 N/R 997,570
University of Akron, Ohio, General Receipts Bonds, Series
2021A:
1,535 5.000%, 1/01/30 - BAM Insured No Opt. Call AA 1,711,602
1,695 5.000%, 1/01/32 - BAM Insured No Opt. Call AA 1,937,385
1,000 University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series
2014C, 5.000%, 6/01/41
12/24 at 100.00 AA- 1,015,020

Nuveen Ohio Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NUO
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Education and Civic Organizations (continued)
$ 3,175 University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C,
5.000%, 6/01/46
6/26 at 100.00 AA- $ 3,275,139
1,375 University of Kentucky, General Receipts Bonds, University of Kentucky
Mixed-Use Parking Project, Series 2019A, 4.000%, 5/01/44
5/29 at 100.00 AA 1,310,774
Youngstown State University, Ohio, General Receipts Bonds,
Series 2017:
1,555 5.000%, 12/15/29 12/26 at 100.00 A+ 1,671,408
1,670 5.000%, 12/15/30 12/26 at 100.00 A+ 1,794,899
Youngstown State University, Ohio, General Receipts Bonds,
Series 2021:
1,335 4.000%, 12/15/28 - AGM Insured No Opt. Call AA 1,407,424
1,000 4.000%, 12/15/32 - AGM Insured 6/31 at 100.00 AA 1,062,230
Total Education and Civic Organizations 39,271,113
Health Care - 12.4% (8.0% of Total Investments)
3,250 Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System
Obligated Group Project, Refunding & Improvement Series 2017,
5.000%, 12/01/37
12/27 at 100.00 A- 3,338,692
6,500 Cleveland Clinic Health System Obligated Group, Ohio, Martin County
Health Facilities Authority, Hospital Revenue Bonds, Series 2019B,
4.000%, 1/01/46
1/29 at 100.00 AA 6,178,055
2,945 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
AdventHealth Obligated Group, Series 2019A, 4.000%, 11/15/43
11/29 at 100.00 AA 2,792,096
1,660 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019A-2, 4.000%, 8/01/49
8/29 at 100.00 A- 1,439,569
2,400 Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical
Center Project, Series 2013, 5.000%, 6/15/43
6/23 at 100.00 Ba3 2,255,952
1,730 Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series
2017OH, 5.000%, 12/01/46
6/27 at 100.00 AA- 1,761,382
200 Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series
2019A, 4.000%, 12/01/49
12/29 at 100.00 AA- 179,314
6,105 Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis
HealthCare System Obligated Group Project, Series 2013, 5.000%,
2/15/44
3/23 at 100.00 BB+ 5,492,119
4,500 North Carolina Medical Care Commission, Health Care Facilities Revenue
Bonds, Novant Health Obligated Group, Series 2019A, 4.000%,
11/01/52
11/29 at 100.00 AA- 4,228,695
2,090 Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System
Obligated Group, Refunding Series 2017A, 5.000%, 1/01/33
1/28 at 100.00 AA 2,288,446
1,900 Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health
System Obligated Group Project, Refunding & Improvement Series
2019, 5.000%, 12/01/49
12/29 at 100.00 A- 1,907,220
555 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
8/29 at 100.00 A- 499,372
Total Health Care 32,360,912
Housing/Multifamily - 0.9% (0.6% of Total Investments)
2,500 Columbus Metropolitan Housing Authority, Ohio, General Revenue
Bonds, Series 2021, 4.000%, 8/01/36
8/31 at 100.00 A+ 2,443,825
Total Housing/Multifamily 2,443,825
Tax Obligation/General - 24.5% (15.7% of Total Investments)
2,420 Ashland County-West Holmes Joint Vocational School District, Ohio,
General Obligation Bonds, Limited Tax School Facilities Construction &
Improvement Series 2022, 4.000%, 12/01/46
12/29 at 100.00 Aa2 2,300,960
2,500 Clark-Shawnee Local School District, Clark County, Ohio, General
Obligation Bonds, School Facilities Construction & Improvement Series
2017, 5.000%, 11/01/54
11/27 at 100.00 AA 2,612,000
1,050 Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018,
5.000%, 12/01/43
6/28 at 100.00 AA+ 1,108,149

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/General (continued)
Cleveland, Ohio, General Obligation Bonds, Various
Purpose Series 2022A:
$ 1,000 5.000%, 12/01/44 12/32 at 100.00 AA+ $ 1,091,760
1,000 5.000%, 12/01/47 12/32 at 100.00 AA+ 1,088,640
1,000 5.000%, 12/01/51 12/32 at 100.00 AA+ 1,081,610
1,000 Colerain Township, Hamilton County, Ohio, General Obligation Bonds,
Fire Station Series 2022, 5.250%, 12/01/47
12/29 at 100.00 Aa2 1,069,710
Columbus City School District, Franklin County, Ohio,
General Obligation Bonds, Refunding Series 2006:
4,310 0.000%, 12/01/27 - AGM Insured No Opt. Call AA 3,686,257
5,835 0.000%, 12/01/28 - AGM Insured No Opt. Call AA 4,835,464
2,250 Columbus, Ohio, General Obligation Bonds, Various Purpose Series
2018A, 5.000%, 4/01/29
10/28 at 100.00 AAA 2,524,028
500 Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital
Improvement Series 2020A, 4.000%, 12/01/34
6/30 at 100.00 AA 525,360
2,425 Cuyahoga Falls City School District, Summit County, Ohio, General
Obligation Bonds, School Improvement Series 2021, 4.000%, 12/01/51
- BAM Insured
6/28 at 100.00 AA 2,166,349
Dublin, Ohio, General Obligation Bonds, Limited Tax Various
Purpose Series 2015:
900 5.000%, 12/01/32 12/25 at 100.00 Aaa 940,644
1,000 5.000%, 12/01/34 12/25 at 100.00 Aaa 1,043,020
1,005 Grandview Heights City School District, Franklin County, Ohio, General
Obligation Bonds, School Facilities Construction & Improvement Series
2019, 5.000%, 12/01/53
6/29 at 100.00 AA+ 1,069,209
Lorain County, Ohio, General Obligation Bonds, Limited Tax
Various Purpose Series 2020B:
345 4.000%, 12/01/29 12/25 at 100.00 Aa2 355,743
145 4.000%, 12/01/30 12/25 at 100.00 Aa2 149,472
240 4.000%, 12/01/40 12/25 at 100.00 Aa2 238,495
460 4.000%, 12/01/45 12/25 at 100.00 Aa2 441,619
4,500 Middletown City School District, Butler County, Ohio, General Obligation
Bonds, Refunding Series 2007, 5.250%, 12/01/31 - AGM Insured
No Opt. Call A1 5,189,265
1,305 Monroe Local School District, Butler County, Ohio, General Obligation
Bonds, Series 2006, 5.500%, 12/01/24 - AMBAC Insured
No Opt. Call Aa3 1,356,065
2,535 Oakwood City School District, Montgomery County, Ohio, General
Obligation Bonds, Series 2019, 4.000%, 12/01/48
12/28 at 100.00 Aa2 2,346,142
Ohio State, General Obligation Bonds, Highway Capital
Improvement, Series 2018V:
2,500 5.000%, 5/01/33 5/28 at 100.00 AAA 2,773,700
1,250 5.000%, 5/01/34 5/28 at 100.00 AAA 1,379,225
Ohio State, General Obligation Bonds, Infrastructure
Improvement Series 2022A:
1,000 5.000%, 3/01/39 3/33 at 100.00 AAA 1,138,850
1,465 5.000%, 3/01/40 3/33 at 100.00 AAA 1,658,878
4,250 Pickerington Local School District, Fairfield and Franklin Counties,
Ohio, General Obligation Bonds, School Facilities Construction &
Improvement, Series 2023, 5.250%, 12/01/59 ,(WI/DD, Settling 3/15/23)
12/32 at 100.00 Aa2 4,502,068
4,000 Southwest Local School District, Hamilton and Butler Counties, Ohio,
General Obligation Bonds, School Improvement Series 2018A, 4.000%,
1/15/55
1/28 at 100.00 Aa2 3,625,880
1,500 Springboro Community City School District, Warren County, Ohio, General
Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32
No Opt. Call AA 1,757,925
750 Springboro, Ohio, General Obligation Bonds, Golf Course Limited Tax
Refunding Series 2022, 5.000%, 12/01/41
12/30 at 100.00 Aa1 818,423
1,000 Summit County, Ohio, General Obligation Bonds, Various Purpose
Improvement Series 2022, 5.000%, 12/01/43
6/32 at 100.00 AA+ 1,099,020
1,200 Toledo, Ohio, General Obligation Bonds, Limited Tax Capital
Improvement Series 2020, 4.000%, 12/01/35
12/30 at 100.00 A2 1,240,056
1,100 Wadsworth City School District, Medina County, Ohio, General Obligation
Bonds, School Improvement Series 2021, 4.000%, 12/01/51
12/26 at 100.00 Aa2 1,007,787

Nuveen Ohio Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NUO
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/General (continued)
$ 5,000 Worthington City School District, Franklin County, Ohio, General
Obligation Bonds, Facilities Series 2023, 5.500%, 12/01/54 ,(WI/DD,
Settling 3/30/23)
12/32 at 100.00 AA+ $ 5,596,750
Total Tax Obligation/General 63,818,523
Tax Obligation/Limited - 32.0% (20.5% of Total Investments)
Cleveland, Ohio, Income Tax Revenue Bonds, Bridges
& Roadways Improvements, Subordinate Lien Series
2017B-2:
1,250 5.000%, 10/01/31 4/28 at 100.00 AA 1,377,587
1,000 5.000%, 10/01/32 4/28 at 100.00 AA 1,101,220
Cleveland, Ohio, Income Tax Revenue Bonds, Public
Facilities Improvements, Refunding Subordinate Lien
Series 2021A-1:
360 4.000%, 10/01/29 No Opt. Call AA 384,577
355 4.000%, 10/01/30 No Opt. Call AA 380,013
Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate
Lien Improvement and Refunding Series 2017A-2:
435 5.000%, 10/01/30 10/27 at 100.00 AA 469,922
700 5.000%, 10/01/33 10/27 at 100.00 AA 751,863
500 Columbus-Franklin County Finance Authority, Ohio, Tax Increment
Financing Revenue Bonds, Bridge Park D Block Project, Series 2019A-1,
5.000%, 12/01/51
6/29 at 100.00 N/R 482,210
860 Columbus-Franklin County Finance Authority, Ohio, Tax Increment
Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28,
144A
No Opt. Call N/R 856,311
4,185 Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Ballpark Improvement
Project, Series 2022A, 4.000%, 1/01/37
1/31 at 100.00 AAA 4,277,279
1,920 Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A,
5.000%, 12/01/44
12/25 at 100.00 Aa1 1,970,573
2,500 Franklin County Convention Facilities Authority, Ohio, Lease Appropriation
Bonds, Greater Columbus Convention Center Hotel Expansion Project,
Series 2019, 5.000%, 12/01/46
12/29 at 100.00 AA 2,676,325
Franklin County, Ohio, Sales Tax Revenue Bonds, Various
Purpose Series 2018:
2,120 5.000%, 6/01/36 6/28 at 100.00 AAA 2,307,790
1,155 5.000%, 6/01/37 6/28 at 100.00 AAA 1,249,132
12,000 5.000%, 6/01/43 6/28 at 100.00 AAA 12,782,040
2,535 5.000%, 6/01/48 6/28 at 100.00 AAA 2,688,570
1,320 Great Oaks Career Campuses Board of Education, Brown, Butler,
Clermont, Clinton, Fayette, Greene, Hamilton, Highland, Madison,
Pickaway, Ross and Warren, Ohio, Certificates of Participation, School
Improvement Project, Series 2021, 4.000%, 12/01/39
12/29 at 100.00 Aa1 1,321,967
5,565 Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B,
0.000%, 12/01/28 - AGM Insured
No Opt. Call AA 4,580,551
Michigan State Building Authority, Revenue Bonds, Facilities
Program, Refunding Series 2019-I:
1,000 4.000%, 10/15/49 10/29 at 100.00 Aa2 947,110
5,000 4.000%, 4/15/54 10/29 at 100.00 Aa2 4,695,850
2,000 Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile
Correctional Building Fund Projects, Series 2019A, 5.000%, 4/01/37
4/29 at 100.00 AA+ 2,177,320
1,080 Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks &
Recreation Improvement Fund Projects, Series 2020A, 5.000%, 12/01/31
No Opt. Call AA+ 1,269,432
1,635 Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks &
Recreation Improvement Fund Projects, Series 2022A, 5.000%, 12/01/29
No Opt. Call AA+ 1,862,494
955 Ohio State, Major New State Infrastructure Project Revenue Bonds, Series
2021-1A, 5.000%, 12/15/32
No Opt. Call AA 1,133,824
1,250 Pickaway County, Ohio, Sales Tax Specia Obligation Bonds, Series 2019,
5.000%, 12/01/48
12/28 at 100.00 AA 1,327,562
1,845 Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio,
Community Facilities Bonds, Series 2015A, 4.250%, 12/01/36 - AGM
Insured
12/25 at 100.00 AA 1,878,339

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/Limited (continued)
$ 520 Port of Greater Cincinnati Development Authority, Ohio, Public
Improvement TOT Revenue Bonds, Series 2021, 4.250%, 12/01/50,
144A
12/28 at 100.00 N/R $ 396,552
395 Port of Greater Cincinnati Development Authority, Ohio, Special
Obligation Development TIF Revenue Bonds, RBM Development -
Phase 2B Project, Series 2018A, 6.000%, 12/01/50
12/28 at 100.00 N/R 357,680
1,000 Port of Greater Cincinnati Development Authority, Ohio, Special
Obligation Tax Increment Financing Revenue Bonds, Cooperative
Township Public Parking Project, Gallery at Kenwood, Senior Lien Series
2019A, 5.000%, 11/01/51
11/30 at 100.00 N/R 773,570
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
8,700 4.500%, 7/01/34 7/25 at 100.00 N/R 8,626,398
2,330 4.550%, 7/01/40 7/28 at 100.00 N/R 2,175,917
1,780 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40
7/28 at 100.00 N/R 1,662,289
Riversouth Authority, Ohio, Riversouth Area Redevelopment
Bonds, Payable from City of Columbus, Ohio Annual
Rental Appropriations, Refunding Series 2012A:
1,645 5.000%, 12/01/23 3/23 at 100.00 AA+ 1,647,435
1,200 5.000%, 12/01/24 3/23 at 100.00 AA+ 1,201,824
1,000 United Local School District, Ohio, Certificates of Participation, School
Facilities Project, Series 2021, 4.000%, 12/01/38 - BAM Insured
12/30 at 100.00 AA 998,100
Upper Arlington, Ohio, Special Obligation Nontax Revenue
Bonds, Kingsdale Mixed-Use Development Series 2022A:
1,165 5.000%, 12/01/40 12/29 at 100.00 AAA 1,253,529
3,590 5.000%, 12/01/46 12/29 at 100.00 AAA 3,762,607
1,695 Wayne County Public Library, Ohio, Special Obligation, - Library Facilities
Notes, Series 2022, 5.000%, 12/01/47
12/29 at 100.00 Aa2 1,810,023
Westerville City School District, Franklin and Delaware
Counties, Ohio, Certificates of Participation, School
Facilities Project, Series 2018:
2,450 5.000%, 12/01/39 12/27 at 100.00 Aa2 2,588,425
1,245 5.000%, 12/01/41 12/27 at 100.00 Aa2 1,305,395
Total Tax Obligation/Limited 83,509,605
Transportation - 19.5% (12.5% of Total Investments)
Dayton, Ohio, Airport Revenue Bonds, James M. Cox
International Airport, Series 2015B:
860 5.000%, 12/01/33 - AGM Insured 12/23 at 100.00 AA 871,309
500 5.000%, 12/01/34 - AGM Insured 12/23 at 100.00 AA 506,195
5,345 North Texas Tollway Authority, System Revenue Bonds, Refunding First
Tier, Series 2017A, 5.000%, 1/01/43
1/28 at 100.00 AA- 5,583,654
1,085 North Texas Tollway Authority, System Revenue Bonds, Refunding First
Tier, Series 2019A, 4.000%, 1/01/39
1/29 at 100.00 AA- 1,066,891
750 Ohio Higher Educational Facility Commission, Senior Hospital Parking
Revenue Bonds, University Circle Incorporated 2020 Project, Series
2020, 5.000%, 1/15/50
1/30 at 100.00 A3 743,378
Ohio State, Private Activity Bonds, Portsmouth Gateway
Group, LLC - Borrower, Portsmouth Bypass Project, Series
2015:
2,500 5.000%, 12/31/35 - AGM Insured, (AMT) 6/25 at 100.00 AA 2,524,425
3,000 5.000%, 12/31/39 - AGM Insured, (AMT) 6/25 at 100.00 AA 2,985,000
4,250 5.000%, 6/30/53, (AMT) 6/25 at 100.00 A3 4,077,620
Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and
Infrastructutre Commission Infrastructure Projects, Junior
Lien, Capital Appreciation Series 2013A-2:
5,000 0.000%, 2/15/37 No Opt. Call Aa3 2,778,450
11,260 0.000%, 2/15/38 No Opt. Call Aa3 5,898,889
5,000 0.000%, 2/15/40 No Opt. Call Aa3 2,333,800
15,000 Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre
Commission, Infrastructure Projects, Junior Lien Series 2018A, 5.000%,
2/15/46
2/28 at 100.00 Aa3 15,719,850

Nuveen Ohio Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NUO
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Transportation (continued)
$ 5,460 Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre
Commission, Series 2021A, 5.000%, 2/15/51
2/31 at 100.00 Aa2 $ 5,843,729
Total Transportation 50,933,190
U.S. Guaranteed - 20.6% (13.2% of Total Investments) (4)
3,000 Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital
Revenue Bonds, Children's Hospital Medical Center, Improvement
Series 2013, 5.000%, 11/15/38, (Pre-refunded 5/15/23)
5/23 at 100.00 AA- 3,010,320
8,000 Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%,
12/01/46, (Pre-refunded 12/01/26)
12/26 at 100.00 AAA 8,614,560
Cleveland, Ohio, Income Tax Revenue Bonds, Bridges
& Roadways Improvements, Subordinate Lien Series
2013A-2:
1,520 5.000%, 10/01/30, (Pre-refunded 10/01/23) 10/23 at 100.00 AA 1,536,492
1,600 5.000%, 10/01/31, (Pre-refunded 10/01/23) 10/23 at 100.00 AA 1,617,360
Cleveland, Ohio, Income Tax Revenue Bonds, Bridges
& Roadways Improvements, Subordinate Lien Series
2015A-2:
2,705 5.000%, 10/01/37, (Pre-refunded 10/01/23) 10/23 at 100.00 N/R 2,732,023
8,045 5.000%, 10/01/37, (Pre-refunded 10/01/23) 10/23 at 100.00 AA+ 8,132,288
3,000 Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities
Improvements, Series 2014A-1, 5.000%, 11/15/38, (Pre-refunded
11/15/23)
11/23 at 100.00 AA 3,039,270
945 Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various
Purpose Series 2014, 5.000%, 12/01/35, (Pre-refunded 12/01/24)
12/24 at 100.00 AAA 976,459
10,350 Franklin County Convention Facilities Authority, Ohio, Excise Tax and
Lease Revenue Bonds, Columbus City & Franklin County Lessees,
Refunding Anticipation Series 2014, 5.000%, 12/01/35, (Pre-refunded
12/01/24)
12/24 at 100.00 Aa1 10,694,552
1,730 Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014,
5.000%, 6/01/31, (Pre-refunded 12/01/23)
12/23 at 100.00 AAA 1,754,047
Gallia County Local School District, Gallia and Jackson
Counties, Ohio, General Obligation Bonds, Refunding
School Improvement Series 2014:
1,260 5.000%, 11/01/30, (Pre-refunded 11/01/24) 11/24 at 100.00 Aa2 1,296,716
1,540 5.000%, 11/01/31, (Pre-refunded 11/01/24) 11/24 at 100.00 Aa2 1,584,876
1,000 Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported
Capital Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34,
(Pre-refunded 12/01/25)
12/25 at 100.00 AAA 1,051,340
Northeast Ohio Regional Sewer District, Wastewater
Improvement Revenue Bonds, Refunding & Improvement
Series 2014:
2,950 5.000%, 11/15/39, (Pre-refunded 11/15/24) 11/24 at 100.00 AA+ 3,040,388
1,400 5.000%, 11/15/44, (Pre-refunded 11/15/24) 11/24 at 100.00 AA+ 1,442,896
2,000 Northeast Ohio Regional Sewer District, Wastewater Improvement
Revenue Bonds, Series 2013, 5.000%, 11/15/38, (Pre-refunded 5/15/23)
5/23 at 100.00 AA+ 2,007,080
1,000 Upper Arlington City School District, Franklin County, Ohio, General
Obligation Bonds, School Facilities & Improvement Series 2018A,
5.000%, 12/01/48, (Pre-refunded 12/01/27)
12/27 at 100.00 AAA 1,101,320
Total U.S. Guaranteed 53,631,987
Utilities - 22.1% (14.2% of Total Investments)
1,430 American Municipal Power Inc., Ohio, Combined Hydroelectric Projects
Revenue Bonds, Green Series 2016A, 5.000%, 2/15/46
2/26 at 100.00 A1 1,450,964
1,500 American Municipal Power Inc., Ohio, Fremont Energy Center Revenue
Bonds, Refunding Series 2021A, 4.000%, 2/15/36
2/31 at 100.00 A1 1,508,070
1,500 American Municipal Power Ohio Inc., Prairie State Energy Campus Project
Revenue Bonds, Refunding Series 2015A, 5.000%, 2/15/42
2/24 at 100.00 A1 1,507,155
1,660 American Municipal Power, Inc., Ohio, Solar Electricity Prepayment Project
Revenue Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44
2/29 at 100.00 A 1,723,893
1,175 Cincinnati, Ohio, Water System Revenue Bonds, Refunding Series 2016C,
4.000%, 12/01/32
12/26 at 100.00 AAA 1,222,740

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utilities (continued)
$ 1,815 Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1,
0.000%, 11/15/33 - NPFG Insured
No Opt. Call A- $ 1,211,131
Cleveland, Ohio, Public Power System Revenue Bonds,
Series 2008B-2:
2,000 0.000%, 11/15/28 - NPFG Insured No Opt. Call A- 1,644,720
6,895 0.000%, 11/15/32 - NPFG Insured No Opt. Call A- 4,813,882
2,155 0.000%, 11/15/34 - NPFG Insured No Opt. Call A- 1,364,158
3,380 Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series
2019A, 4.000%, 10/01/49
10/28 at 100.00 Aa3 3,112,169
1,000 Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan
Sewer District of Greater Cincinnati, Refunding Series 2020A, 5.000%,
12/01/34
12/30 at 100.00 AA+ 1,140,970
1,000 Mahoning County, Ohio, Sewer System Revenue Bonds, Refunding and
Improvement Series 2022, 5.000%, 12/01/42
12/31 at 100.00 Aa3 1,072,450
1,600 Northeast Ohio Regional Sewer District, Wastewater Improvement
Revenue Bonds, Refunding & Improvement Series 2017, 4.000%,
11/15/43
5/28 at 100.00 AA+ 1,565,984
2,000 Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue
Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%,
12/01/23 (5)
No Opt. Call N/R 2,500
950 Ohio Municipal Electric Generation Agency, Beneficial Interest
Certificates, Belleville Hydroelectric Project - Joint Venture 5, Series
2001, 0.000%, 2/15/29 - NPFG Insured
No Opt. Call A1 772,179
3,200 Ohio Water Development Authority, Revenue Bonds, Fresh Water
Development, Series 2019, 5.000%, 12/01/38
12/29 at 100.00 AAA 3,528,384
3,945 Ohio Water Development Authority, Revenue Bonds, Fresh Water
Development, Series 2021, 5.000%, 6/01/46
12/31 at 100.00 AAA 4,286,992
1,500 Ohio Water Development Authority, Water Pollution Control Loan Fund
Revenue Bonds, Kestrel Verifiers, Green Series 2021A, 5.000%, 12/01/46
12/31 at 100.00 AAA 1,630,035
6,500 Ohio Water Development Authority, Water Pollution Control Loan Fund
Revenue Bonds, Series 2020A, 5.000%, 12/01/50
6/30 at 100.00 AAA 6,948,695
2,290 Saint Charles County Public Water Supply District 2, Missouri, Certificates
of Participation, Missouri Project Series 2019, 4.000%, 12/01/41
12/25 at 100.00 AA+ 2,222,972
Toledo, Ohio, Sewerage System Revenue Bonds, Refunding
Series 2013:
820 5.000%, 11/15/25 11/23 at 100.00 Aa3 830,324
605 5.000%, 11/15/26 11/23 at 100.00 Aa3 612,575
1,075 5.000%, 11/15/27 11/23 at 100.00 Aa3 1,088,319
695 5.000%, 11/15/28 11/23 at 100.00 Aa3 703,270
10,000 Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement
Series 2016, 5.000%, 11/15/41
11/26 at 100.00 AA- 10,446,100
1,150 Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric
Revenue Bonds, Tribal Economic Development Bond Pelton Round
Butte Project, Taxable Refunding Green Series 2019B, 5.000%, 11/01/36,
144A
5/29 at 100.00 A3 1,246,428
Total Utilities 57,657,059
Total Municipal Bonds (cost $408,107,216) 401,497,767
Shares Description (1) Value
X 4,953,159 COMMON STOCKS - 1.9%  (1.2% of Total Investments)
X 4,953,159
Independent Power And Renewable Electricity Producers - 1.9% (1.2% of Total Investments)
$ 64,677 Energy Harbor Corp (6),(7) $ 4,953,159
Total Independent Power And Renewable Electricity Producers 4,953,159
Total Common Stocks (cost $1,843,715) 4,953,159
Total Long-Term Investments (cost $409,950,931) 406,450,926
VRDP Shares, Net - (56.7)% (8) (147,798,786)
Other Assets & Liabilities, Net - 0.9% 2,241,841
Net Assets Applicable to Common Shares - 100% $ 260,893,981

Nuveen Ohio Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NUO
(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlement during February 2020 for Ohio Air Quality
Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied) and are effectively illiquid. The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy
Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(7) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(8) VRDP Shares, Net as a percentage of Total Investments is 36.4%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Nuveen Pennsylvania Quality Municipal Income
Fund
Portfolio of Investments February 28, 2023
NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 164.0% (100.0% of Total Investments)
X 755,793,314 MUNICIPAL BONDS - 154.6%  (94.3% of Total Investments)
X 755,793,314
Consumer Staples - 0.5% (0.3% of Total Investments)
$ 2,000 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001,
5.375%, 3/01/31, (AMT)
No Opt. Call AA- $ 2,279,420
Total Consumer Staples 2,279,420
Education and Civic Organizations - 16.3% (9.9% of Total Investments)
840 Allegheny County Higher Education Building Authority, Pennsylvania,
College Revenue Refunding Bonds, Robert Morris College, Series
1998A, 6.000%, 5/01/28
No Opt. Call Baa3 880,026
Allegheny County Higher Education Building Authority,
Pennsylvania, Revenue Bonds, Robert Morris University,
Series 2016:
735 3.000%, 10/15/30 10/26 at 100.00 Baa3 653,121
1,000 5.000%, 10/15/38 10/26 at 100.00 Baa3 987,080
1,625 Allegheny County Higher Education Building Authority, Pennsylvania,
Revenue Bonds, Robert Morris University, Series 2017, 5.000%,
10/15/47
10/27 at 100.00 Baa3 1,524,867
Berks County Municipal Authority, Pennsylvania, Revenue
Bonds,  Alvernia University Project, Series 2020:
590 5.000%, 10/01/39 10/29 at 100.00 BB+ 557,538
20 5.000%, 10/01/49 10/29 at 100.00 BB+ 17,696
3,215 Bucks County Industrial Development Authority, Pennsylvania, Revenue
Bonds, School Lane Charter School Project, Series 2016, 5.125%,
3/15/36
3/27 at 100.00 BBB- 3,308,331
835 Chester County Industrial Development Authority, Pennsylvania, Avon
Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47
12/27 at 100.00 BBB- 831,710
1,000 Chester County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Collegium Charter School Project, Series 2022, 6.000%,
10/15/52, 144A
10/32 at 100.00 BB 976,910
2,200 Crawford County Industrial Development Authority, Pennsylvania, College
Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34
5/26 at 100.00 A- 2,027,740
1,000 Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Dickinson College Project, Second Series 2017A, 5.000%, 11/01/39
11/27 at 100.00 A+ 1,057,640
1,230 Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds,
Misericordia University Project, Series 2019, 5.000%, 5/01/48
5/29 at 100.00 Baa3 1,131,379
1,020 Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds,
Misericordia University, Series 2014, 5.000%, 5/01/37
5/24 at 100.00 Baa3 996,693
4,595 Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds,
Gannon University, Series 2016, 4.000%, 5/01/46
11/26 at 100.00 BBB+ 3,670,578
2,395 General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP
Financing Program-York College of Pennsylvania, Series 2017 PP4,
3.375%, 11/01/37
10/27 at 100.00 A- 2,105,684
Huntingdon County General Authority, Pennsylvania,
Revenue Bonds, Juniata College, Series 2016OO2:
590 3.250%, 5/01/36 5/26 at 100.00 BBB 504,845
1,555 3.500%, 5/01/41 5/26 at 100.00 BBB 1,262,956
2,000 Indiana County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Foundation for Indiana University of Pennsylvania Project,
Refunding Series 2022, 4.000%, 5/01/54 - BAM Insured
5/32 at 100.00 AA 1,836,700
Lackawanna County Industrial Development Authority,
Pennsylvania, Revenue Bonds, University of Scranton,
Series 2017:
350 3.375%, 11/01/33 11/27 at 100.00 A- 330,103
2,925 4.000%, 11/01/40 11/27 at 100.00 A- 2,653,589
2,000 McCandless IDA, University Revenue Bonds, Pennsylvania, Series A and B
of 2022, La Roche University, 6.750%, 12/01/46
12/32 at 100.00 N/R 1,976,400

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Education and Civic Organizations (continued)
$ 1,570 Pennsylvania Higher Education Assistance Agency, Education Loan
Revenue Bonds, Senior Series 2021A, 2.625%, 6/01/42, (AMT)
6/30 at 100.00 Aa2 $ 1,319,287
2,895 Pennsylvania Higher Education Assistance Agency, Education Loan
Revenue Bonds, Senior Series 2022A, 4.500%, 6/01/43, (AMT)
6/31 at 100.00 Aa2 2,887,618
1,465 Pennsylvania Higher Educational Facilites Authority,  Revenue Bonds, Holy
Family University, Series 2013A, 6.500%, 9/01/38
9/23 at 100.00 A- 1,487,825
Pennsylvania Higher Educational Facilities Authority,
Revenue Bonds, Bryn Mawr College, Refunding Series
2014:
2,545 5.000%, 12/01/38 12/24 at 100.00 AA+ 2,587,094
2,080 5.000%, 12/01/44 12/24 at 100.00 AA+ 2,109,474
360 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
LaSalle University, Series 2012, 4.000%, 5/01/32
3/23 at 100.00 BB+ 316,051
Pennsylvania Higher Educational Facilities Authority,
Revenue Bonds, University of the Sciences in Philadelphia,
Series 2012:
1,030 4.000%, 11/01/39 3/23 at 100.00 N/R 944,613
4,300 5.000%, 11/01/42 3/23 at 100.00 N/R 4,300,731
1,310 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of the Sciences in Philadelphia, Series 2015A, 5.000%,
11/01/36
11/25 at 100.00 N/R 1,342,514
1,440 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
Widener University, Series 2021A, 4.000%, 7/15/46
7/31 at 100.00 A- 1,222,661
8,335 Pennsylvania State University, Revenue Bonds, Series 2022A, 5.000%,
9/01/47
9/32 at 100.00 Aa1 9,003,634
1,255 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, La Salle University, Series 2017, 3.625%, 5/01/35
11/27 at 100.00 BB+ 1,000,172
500 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%,
5/01/33
3/23 at 100.00 N/R 460,365
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Saint Josephs University
Project, Refunding Series 2020C. Forward Delivery:
1,500 4.000%, 11/01/36 11/29 at 100.00 A- 1,460,445
1,400 4.000%, 11/01/37 11/29 at 100.00 A- 1,338,624
3,000 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, Saint Josephs University Project, Series 2022, 5.500%, 11/01/60
11/32 at 100.00 A- 3,211,230
2,420 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
3/28 at 100.00 BB- 1,919,133
2,320 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania,
Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37
5/26 at 100.00 A- 2,386,746
5,250 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania,
University Revenue Bonds, Marywood University, Series 2016, 5.000%,
6/01/46
6/26 at 100.00 BB+ 4,674,127
3,555 Washington County Industrial Development Authority, Pennsylvania,
College Revenue Bonds, AICUP Financing Program-Washington and
Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36
11/27 at 100.00 BBB+ 3,101,524
Wilkes-Barre Finance Authority, Pennsylvania, Revenue
Bonds, University of Scranton, Series 2015A:
1,890 5.000%, 11/01/32 11/25 at 100.00 A- 1,967,925
740 5.000%, 11/01/33 11/25 at 100.00 A- 769,622
675 4.000%, 11/01/35 11/25 at 100.00 A- 656,046
Total Education and Civic Organizations 79,759,047
Health Care - 30.9% (18.9% of Total Investments)
17,075 Allegheny County Hospital Development Authority, Pennsylvania,
Revenue Bonds, Allegheny Health Network Obligated Group Issue,
Series 2018A, 4.000%, 4/01/44
4/28 at 100.00 A 15,613,380
Allegheny County Hospital Development Authority,
Pennsylvania, Revenue Bonds, University of Pittsburgh
Medical Center, Series 2019A:
210 4.000%, 7/15/35 7/29 at 100.00 A 210,750
2,300 4.000%, 7/15/36 7/29 at 100.00 A 2,263,292

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Health Care (continued)
Berks County Industrial Development Authority,
Pennsylvania, Health System Revenue Bonds, Tower Health
Project, Series 2017:
$ 1,260 3.750%, 11/01/42 11/27 at 100.00 B $ 706,306
7,335 5.000%, 11/01/50 (4) 11/27 at 100.00 B 4,850,635
4,100 5.000%, 11/01/50, (UB) (4) 11/27 at 100.00 B 2,711,330
10,170 Bucks County Industrial Development Authority, Pennsylvania, Hospital
Revenue Bonds, Saint Luke's University Health Network Project, Series
2021, 3.000%, 8/15/53
8/30 at 100.00 A- 6,866,784
Chester County Health and Education Facilities Authority,
Pennsylvania, Health System Revenue Bonds, Main Line
Health System, Series 2017A:
2,470 4.000%, 10/01/36 10/27 at 100.00 AA- 2,450,092
1,830 4.000%, 10/01/37 10/27 at 100.00 AA- 1,795,157
6,995 Chester County Health and Education Facilities Authority, Pennsylvania,
Health System Revenue Bonds, Main Line Health System, Series 2020A,
4.000%, 9/01/50
9/30 at 100.00 AA- 6,220,234
Dauphin County General Authority, Pennsylvania, Health
System Revenue Bonds, Pinnacle Health System Project,
Refunding Series 2016A:
1,375 5.000%, 6/01/34 6/26 at 100.00 A 1,428,171
375 5.000%, 6/01/35 6/26 at 100.00 A 388,058
2,275 Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds,
Series 2016A, 5.000%, 7/01/41
7/26 at 100.00 B3 1,888,887
Doylestown Hospital Authority, Pennsylvania, Hospital
Revenue Bonds, Series 2019A:
1,225 4.000%, 7/01/45 7/29 at 100.00 B3 848,925
1,500 5.000%, 7/01/49 7/29 at 100.00 B3 1,184,835
5,000 Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn
Highlands Healthcare, Series 2018, 5.000%, 7/15/48
1/28 at 100.00 A- 5,091,050
4,555 Geisinger Authority, Montour County, Pennsylvania, Health System
Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%,
6/01/41
6/24 at 100.00 AA- 4,596,451
10,000 Geisinger Authority, Montour County, Pennsylvania, Health System
Revenue Bonds, Geisinger Health System, Series 2020A, 4.000%,
4/01/50
4/30 at 100.00 AA- 8,805,800
1,650 Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn
State Health, Series 2021, 5.000%, 11/01/51
11/29 at 100.00 A+ 1,691,134
2,200 Lancaster County Hospital Authority, Revenue Bonds, University of
Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46,
(UB) (4)
8/26 at 100.00 AA 2,245,760
3,000 Lancaster County Hospital Authority, Revenue Bonds, University of
Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42, (UB) (4)
8/26 at 100.00 AA 3,083,220
3,450 Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue
Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%,
7/01/35
7/26 at 100.00 A+ 3,367,925
1,625 Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue
Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43
3/23 at 100.00 A2 1,494,106
Lehigh County General Purpose Authority, Pennsylvania,
Revenue Bonds, Good Shepherd Group, Refunding Series
2016:
1,265 3.000%, 11/01/36 5/26 at 100.00 A- 1,056,591
2,850 4.000%, 11/01/41, (UB) (4) 5/26 at 100.00 A- 2,569,931
4,955 4.000%, 11/01/46, (UB) (4) 5/26 at 100.00 A- 4,253,669
Monroe County Hospital Authority, Pennsylvania, Hospital
Revenue Bonds, Pocono Medical Center, Series 2016:
1,020 3.375%, 7/01/32 7/26 at 100.00 A+ 1,002,670
2,650 5.000%, 7/01/41 7/26 at 100.00 A+ 2,671,041
1,855 Montgomery County Higher Education and Health Authority,
Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series
2018A, 5.000%, 9/01/48
9/28 at 100.00 A 1,880,135

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Health Care (continued)
Montgomery County Higher Education and Health
Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson
University, Series 2019:
$ 3,410 4.000%, 9/01/44 9/29 at 100.00 A $ 3,132,221
395 4.000%, 9/01/49 9/29 at 100.00 A 353,257
3,820 Montgomery County Higher Education and Health Authority,
Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series
2022B, 4.000%, 5/01/52
5/32 at 100.00 A 3,389,868
4,000 Pennsylvania Economic Development Financing Authority, Revenue
Bonds, University of Pittsburgh Medical Center, Series 2013A, 5.000%,
7/01/43
7/23 at 100.00 A 3,873,840
715 Pennsylvania Economic Development Financing Authority, Revenue
Bonds, University of Pittsburgh Medical Center, Series 2022A, 5.000%,
2/15/47
2/32 at 100.00 A 733,268
7,125 Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds,
Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50,
(UB) (4)
3/25 at 100.00 A 7,202,021
15,795 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of Pennsylvania Health System, Refunding Series 2016C,
4.000%, 8/15/41
8/26 at 100.00 AA 15,200,634
13,525 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
8/29 at 100.00 AA 12,462,206
1,800 Philadelphia Hospitals and Higher Education Facilities Authority,
Pennsylvania, Hospital Revenue Bonds, Temple University Health System
Obligated Group, Series of 2017, 5.000%, 7/01/30
7/27 at 100.00 BBB 1,862,028
Pocono Mountains Industrial Park Authority, Pennsylvania,
Hospital Revenue Bonds, Saint Luke's Hospital -Monroe
Project, Series 2015A:
3,000 5.000%, 8/15/40 2/25 at 100.00 A- 3,028,470
1,170 4.000%, 8/15/45 2/25 at 100.00 A- 1,048,460
3,000 Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds,
Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45
1/27 at 100.00 A+ 3,047,010
Saint Mary Hospital Authority, Pennsylvania, Hospital
Revenue Bonds, Trinity Health Credit Group, Refunding
Series 2019PA:
665 5.000%, 12/01/48 12/28 at 100.00 AA- 675,660
1,305 Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan
Health Obligated Group, Series 2019A, 5.000%, 6/01/49
6/29 at 100.00 Aa3 1,339,269
705 Westmoreland County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Excela Health Project, Series 2020A, 4.000%, 7/01/37
1/31 at 100.00 Baa1 643,587
Total Health Care 151,228,118
Housing/Multifamily - 0.7% (0.4% of Total Investments)
160 Chester County Industrial Development Authority, Pennsylvania, Student
Housing Revenue Bonds, University Student Housing, LLC Project at
West Chester University Series 2013A, 5.000%, 8/01/45
8/23 at 100.00 Ba2 149,949
1,650 Clarion County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Clarion University Foundation Inc. Student Housing Project at
Clarion University, Series 2014A, 5.000%, 7/01/45
7/24 at 100.00 A1 1,663,018
270 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University Properties Inc. Student Housing Project at East Stroudsburg
University of Pennsylvania, Series 2016A, 5.000%, 7/01/31
7/26 at 100.00 Baa3 270,143
1,385 Philadelphia Authority for Industrial Development, Pennsylvania,
Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown -
Morrisville Project, Series 2005A, 5.625%, 7/01/35
3/23 at 100.00 Baa3 1,412,991
Total Housing/Multifamily 3,496,101

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Housing/Single Family - 21.0% (12.8% of Total Investments)
$ 3,060 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2015-117B, 3.900%, 10/01/35, (UB) (4)
10/24 at 100.00 AA+ $ 2,954,399
2,105 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-119, 3.500%, 10/01/36
4/25 at 100.00 AA+ 2,012,843
4,890 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-120, 3.200%, 4/01/40
10/25 at 100.00 AA+ 4,230,388
2,220 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-121, 3.200%, 10/01/41 (4)
10/25 at 100.00 AA+ 1,815,760
18,115 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-121, 3.200%, 10/01/41, (UB) (4)
10/25 at 100.00 AA+ 14,816,440
1,080 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2017-122, 3.650%, 10/01/32, (UB)
4/26 at 100.00 AA+ 1,063,184
3,895 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2017-123B, 3.450%, 10/01/32
10/26 at 100.00 AA+ 3,783,369
5,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2017-124B, 3.500%, 10/01/37, (UB) (4)
10/26 at 100.00 AA+ 4,646,700
1,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2019-130A, 3.000%, 10/01/46
10/28 at 100.00 AA+ 729,960
3,880 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2019-131A, 3.000%, 10/01/39
4/29 at 100.00 AA+ 3,187,498
2,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2020-132A, 2.550%, 10/01/41 (4)
10/29 at 100.00 AA+ 1,479,720
10,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2020-132A, 2.550%, 10/01/41, (UB) (4)
10/29 at 100.00 AA+ 7,398,600
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 2020-133:
1,500 2.350%, 10/01/40 10/29 at 100.00 AA+ 1,079,130
1,350 2.500%, 10/01/45 10/29 at 100.00 AA+ 939,735
1,565 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2021-136, 2.550%, 10/01/51
10/30 at 100.00 AA+ 1,000,630
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 2023-141A:
4,105 4.600%, 10/01/43, (UB) (4) 10/32 at 100.00 AA+ 4,075,855
5,000 4.700%, 10/01/46, (UB) (4) 10/32 at 100.00 AA+ 5,009,800
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Social Series 2021-134A:
5,000 1.850%, 4/01/36 10/29 at 100.00 AA+ 3,768,450
3,650 2.050%, 4/01/41 10/29 at 100.00 AA+ 2,467,473
2,505 2.100%, 10/01/43 10/29 at 100.00 AA+ 1,671,361
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Social Series 2021-135A:
5,295 2.250%, 10/01/41 10/30 at 100.00 AA+ 3,695,222
6,855 2.375%, 10/01/46 10/30 at 100.00 AA+ 4,594,838
7,705 2.500%, 10/01/50 10/30 at 100.00 AA+ 5,049,163
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Social Series 2021-137:
5,240 2.450%, 10/01/41 4/31 at 100.00 AA+ 3,759,438
6,545 2.600%, 4/01/46 4/31 at 100.00 AA+ 4,440,128
3,335 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2022-138A, 3.000%, 4/01/42
10/31 at 100.00 AA+ 2,597,632
8,500 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2022-1394A, 4.150%, 10/01/42
4/32 at 100.00 AA+ 8,063,270
2,480 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2022-140A, 4.450%, 10/01/47
4/32 at 100.00 AA+ 2,339,210
Total Housing/Single Family 102,670,196

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Industrials - 1.5% (0.9% of Total Investments)
$ 500 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-1, 10.000%, 12/01/40, 144A
6/30 at 100.00 N/R $ 448,735
500 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
6/30 at 100.00 N/R 448,735
6,455 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, National Gypsum Company, Refunding Series
2014, 5.500%, 11/01/44, (AMT)
11/24 at 100.00 N/R 6,482,886
Total Industrials 7,380,356
Long-Term Care - 7.7% (4.7% of Total Investments)
Berks County Industrial Development Authority,
Pennsylvania, Healthcare Facilities Revenue Bonds,
Highlands at Wyomissing, Series 2017A:
940 5.000%, 5/15/37 5/27 at 100.00 BBB 908,388
1,160 5.000%, 5/15/47 5/27 at 100.00 BBB 1,049,765
Berks County Industrial Development Authority,
Pennsylvania, Healthcare Facilities Revenue Bonds, The
Highlands at Wyomissing, Series 2018:
1,000 5.000%, 5/15/43 5/25 at 102.00 BBB 937,060
400 5.000%, 5/15/48 5/25 at 102.00 BBB 365,748
230 Chester County Health and Education Facilities Authority, Pennsylvania,
Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%,
12/01/35
12/25 at 100.00 N/R 210,455
1,760 Chester County Health and Education Facilities Authority, Pennsylvania,
Revenue Bonds, Simpson Senior Services Project, Series 2019, 5.000%,
12/01/51
12/25 at 103.00 N/R 1,449,677
Chester County Health and Education Facilities Authority,
Pennsylvania, Revenue Bonds, Simpson Senior Services
Project, Series 2021A:
3,910 4.000%, 12/01/40 12/28 at 103.00 N/R 2,939,812
2,000 4.000%, 12/01/51 12/28 at 103.00 N/R 1,354,840
3,005 Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Asbury Pennsylvania Obligated Group,  Refunding Series 2019, 5.000%,
1/01/45
1/25 at 104.00 N/R 2,605,545
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries Project,
Series 2015:
1,585 4.000%, 1/01/33 1/25 at 100.00 BBB+ 1,492,404
2,850 5.000%, 1/01/38 1/25 at 100.00 BBB+ 2,862,654
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries Project,
Series 2016:
985 5.000%, 1/01/28 1/26 at 100.00 BBB+ 1,003,134
1,815 5.000%, 1/01/29 1/26 at 100.00 BBB+ 1,842,116
735 5.000%, 1/01/30 1/26 at 100.00 BBB+ 744,614
300 3.250%, 1/01/36 1/26 at 100.00 BBB+ 253,503
1,405 3.250%, 1/01/39 1/26 at 100.00 BBB+ 1,135,521
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries Project,
Series 2019A:
690 4.125%, 1/01/38 1/29 at 100.00 BBB+ 634,738
200 5.000%, 1/01/39 1/29 at 100.00 N/R 200,286
650 Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue
Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35
5/25 at 100.00 A 659,542
Lancaster County Hospital Authority, Pennsylvania,
Health Center Revenue Bonds, Saint Anne's Retirement
Community, Inc., Series 2020:
975 5.000%, 3/01/40 3/27 at 102.00 BB+ 841,162
715 5.000%, 3/01/50 3/27 at 102.00 BB+ 574,731

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Long-Term Care (continued)
$ 1,250 Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds,
Landis Homes Retirement Community Project, Refunding Series 2015A,
5.000%, 7/01/45
7/25 at 100.00 BBB- $ 1,149,012
Lancaster Industrial Development Authority, Pennsylvania,
Health Center Revenue Bonds, Landis Homes Retirement
Community Project, Refunding Series 2021:
875 4.000%, 7/01/51 7/26 at 103.00 BBB- 654,202
1,400 4.000%, 7/01/56 7/26 at 103.00 BBB- 1,017,156
5,000 Maxatawny Township Municipal Authority Revenue Bonds, Pennsylvania,
Diakon Lutheran Social Ministries Project,  Series 2022A, 4.500%,
1/01/45
1/32 at 100.00 BBB+ 4,415,000
Northampton County Industrial Development Authority,
Pennsylvania, Revenue Bonds, Morningstar Senior Living,
Inc., Series 2019:
1,845 5.000%, 11/01/44 11/26 at 103.00 BB 1,610,648
1,000 5.000%, 11/01/49 11/26 at 103.00 BB 848,950
Westmoreland County Industrial Development Authority,
Pennsylvania, Retirement Community Revenue Bonds,
Redstone Presbyterian SeniorCare Obligated Group,
Refunding Bonds, Series 2021:
2,215 4.000%, 5/15/41 5/28 at 103.00 N/R 1,730,270
2,785 4.000%, 5/15/47 5/28 at 103.00 N/R 2,019,236
Total Long-Term Care 37,510,169
Tax Obligation/General - 21.4% (13.0% of Total Investments)
840 Adams County, Pennsylvania, General Obligation Bonds, Series 2017B,
2.500%, 11/15/29
11/25 at 100.00 Aa2 827,299
Allegheny County, Pennsylvania, General Obligation Bonds,
Series 2014C-74:
1,750 5.000%, 12/01/32 12/24 at 100.00 AA- 1,792,613
1,285 5.000%, 12/01/34 12/24 at 100.00 AA- 1,310,610
2,440 Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-
77, 5.000%, 11/01/43
11/28 at 100.00 AA- 2,603,992
Bethel Park School District, Allegheny County, Pennsylvania,
General Obligation Bonds, Refunding Series 2016:
1,500 4.000%, 8/01/31 8/26 at 100.00 Aa2 1,544,910
1,255 4.000%, 8/01/33 8/26 at 100.00 Aa2 1,289,136
1,950 Boyertown Area School District, Berks and Montgomery Counties,
Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38
4/24 at 100.00 AA- 1,981,863
1,000 Bristol Township School District, Bucks County, Pennsylvania, General
Obligation Bonds, Series 2023, 4.125%, 6/01/40 - BAM Insured ,(WI/DD,
Settling 3/29/23)
6/31 at 100.00 AA 975,840
Canon-McMillan School District, Washington County,
Pennsylvania, General Obligation Bonds, Series 2014D:
3,000 5.000%, 12/15/37 12/24 at 100.00 AA 3,054,000
1,075 5.000%, 12/15/38 - BAM Insured 12/24 at 100.00 AA 1,092,866
1,100 5.000%, 12/15/39 12/24 at 100.00 AA 1,118,095
2,900 Colonial School District, Montgomery County, Pennsylvania, General
Obligation Bonds, Series 2020, 5.000%, 2/15/44
2/27 at 100.00 Aaa 3,066,837
7,465 Erie City School District, Erie County, Pennsylvania, General Obligation
Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC Insured
No Opt. Call N/R 5,654,066
Gateway School District, Allegheny County, Pennsylvania,
General Obligation Bonds, Series 2021:
1,010 3.000%, 10/15/33 - BAM Insured 10/31 at 100.00 AA 949,289
425 3.000%, 10/15/35 - BAM Insured 10/31 at 100.00 AA 381,301
5,750 Hempfield Area School District, Westmoreland County, Pennsylvania,
General Obligation Bonds, Series 2022A, 5.000%, 3/15/48 - AGM
Insured
3/32 at 100.00 AA 6,197,178
6,225 Lehighton Area School District, Carbon County, Pennsylvania, General
Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 - BAM
Insured
11/23 at 100.00 AA 6,297,334

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/General (continued)
North Allegheny School District, Allegheny County,
Pennsylvania, General Obligation Bonds, Series 2015:
$ 5,000 5.000%, 5/01/31 5/25 at 100.00 AA $ 5,180,600
4,000 5.000%, 5/01/32 5/25 at 100.00 AA 4,141,080
2,875 5.000%, 5/01/33 5/25 at 100.00 AA 2,975,798
Penn Manor School District, Lancaster County, Pennsylvania,
General Obligation Bonds, Series 2019A:
1,000 4.000%, 3/01/35 9/27 at 100.00 AA 1,031,850
1,000 4.000%, 3/01/36 9/27 at 100.00 AA 1,020,470
2,620 Pennsylvania Economic Development Financing Authority, Parking System
Revenue Bonds, Capitol Region Parking System, Junior Insured Series
2013C, 5.500%, 1/01/30 - AGM Insured
1/24 at 100.00 AA 2,661,370
3,925 Philadelphia School District, Pennsylvania, General Obligation Bonds,
Series 2007A, 5.000%, 6/01/34 - NPFG Insured
No Opt. Call A1 4,546,406
5,085 Philadelphia, Pennsylvania, General Obligation Bonds, Series 2021A,
4.000%, 5/01/42
5/31 at 100.00 A 4,744,152
2,875 Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2022, 5.000%,
9/01/39
9/30 at 100.00 AA- 3,097,496
11,440 Reading School District, Berks County, Pennsylvania, General Obligation
Bonds, Series 2003B, 0.000%, 1/15/32 - NPFG Insured
No Opt. Call Baa2 8,069,662
Scranton, Lackawanna County, Pennsylvania, General
Obligation Notes, Series 2016:
230 5.000%, 11/15/26 5/24 at 100.00 BB+ 229,768
2,925 5.000%, 11/15/32 5/24 at 100.00 BB+ 2,925,526
21,000 State Public School Building Authority, Pennsylvania, Lease Revenue
Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 - AGM
Insured, (UB) (4)
No Opt. Call AA 23,551,711
150 The Redevelopment Authority of the City of Scranton, Lackawanna county,
Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%,
11/15/28
5/24 at 100.00 BB+ 147,653
Total Tax Obligation/General 104,460,771
Tax Obligation/Limited - 10.5% (6.4% of Total Investments)
749 Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue
Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23 2005 1 (5)
3/23 at 100.00 N/R 674,376
195 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series
2021, 6.000%, 5/01/42, 144A
5/31 at 100.00 N/R 197,488
155 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018,
5.000%, 5/01/33, 144A
5/28 at 100.00 Ba3 157,096
1,115 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series
2017, 5.000%, 5/01/42, 144A
5/27 at 100.00 Ba3 1,083,055
Commonwealth Financing Authority, Pennsylvania, State
Appropriation Lease Bonds, Master Settlement, Series
2018:
1,500 5.000%, 6/01/31 6/28 at 100.00 A1 1,613,445
3,655 4.000%, 6/01/39 - AGM Insured (4) 6/28 at 100.00 AA 3,559,349
7,215 4.000%, 6/01/39 - AGM Insured, (UB) (4) 6/28 at 100.00 AA 7,026,183
1,436 Monroe County Industrial Development Authority, Pennsylvania, Special
Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014,
6.875%, 7/01/33, 144A
7/24 at 100.00 N/R 1,408,429
Pennsylvania Turnpike Commission, Motor License Fund-
Enhanced Turnpike Special Revenue Bonds, Subordinate
Series 2014A:
2,650 0.000%, 12/01/37 (6) 12/26 at 100.00 AA- 2,729,924
4,000 4.900%, 12/01/44 12/26 at 100.00 AA- 4,094,400
2,160 Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds,
Subordinate Series 2018B, 5.000%, 12/01/48
12/28 at 100.00 A2 2,218,709
5,530 Philadelphia Authority For Industrial Development, Pennsylvania, City
Agreement Revenue Bonds, Cultural and Commercial Corridors
Program, Refunding Series 2016A, 5.000%, 12/01/30
12/25 at 100.00 A 5,744,288

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tax Obligation/Limited (continued)
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
$ 1,137 4.750%, 7/01/53 7/28 at 100.00 N/R $ 1,019,184
1,332 5.000%, 7/01/58 7/28 at 100.00 N/R 1,235,830
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Taxable Restructured Cofina Project
Series 2019A-2:
3,017 4.329%, 7/01/40 7/28 at 100.00 N/R 2,741,548
901 4.329%, 7/01/40 7/28 at 100.00 N/R 818,738
3,302 4.784%, 7/01/58 7/28 at 100.00 N/R 2,951,526
10,000 Southeastern Pennsylvania Transportation Authority, Revenue Bonds,
Asset Improvement Series 2022, 5.250%, 6/01/52, (UB) (4)
6/32 at 100.00 AA 11,027,500
825 Washington County Redevelopment Authority, Pennsylvania, Tanger
Outlet Victory Center Tax Increment Bonds, Series 2018, 5.000%,
7/01/35
1/28 at 100.00 BB 802,741
Total Tax Obligation/Limited 51,103,809
Transportation - 10.9% (6.7% of Total Investments)
2,250 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue
Bonds, Series 2018A, 5.000%, 1/01/39
1/29 at 100.00 A+ 2,417,445
4,000 Pennsylvania Economic Development Financing Authority, Parking System
Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%,
1/01/44 - AGM Insured
1/24 at 100.00 AA 4,037,360
12,170 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital
Appreciation Series 2009E, 6.375%, 12/01/38
12/27 at 100.00 A+ 13,715,347
820 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding
Subordinate Second Series 2016B-2, 5.000%, 6/01/39
6/26 at 100.00 A 846,101
3,000 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2014C, 5.000%, 12/01/44
12/24 at 100.00 AA- 3,051,420
10,470 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2015B, 5.000%, 12/01/45, (UB) (4)
12/25 at 100.00 AA- 10,674,165
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Series 2022B:
1,215 5.250%, 12/01/47, (UB) (4) 12/32 at 100.00 AA- 1,326,525
2,365 5.250%, 12/01/52, (UB) (4) 12/32 at 100.00 AA- 2,566,900
2,000 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate
Series 2009C, 6.250%, 6/01/33 - AGM Insured
6/26 at 100.00 AA 2,210,160
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Subordinate Series 2017B-1:
1,435 5.000%, 6/01/31 6/27 at 100.00 A 1,532,494
1,430 5.000%, 6/01/33 6/27 at 100.00 A 1,524,494
1,250 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate
Series 2019A, 4.000%, 12/01/49
12/29 at 100.00 A 1,139,425
1,100 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate
Series 2021A, 4.000%, 12/01/50
12/30 at 100.00 A+ 998,690
585 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series
2017A, 3.000%, 7/01/34 - AGM Insured
7/27 at 100.00 AA 548,420
1,490 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series
2017B, 5.000%, 7/01/47, (AMT)
7/27 at 100.00 A2 1,507,373
1,725 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series
2020A, 4.000%, 7/01/35
7/30 at 100.00 A2 1,749,081
Pittsburgh and Allegheny County Sports and Exhibition
Authority, Pennsylvania, Parking Revenue Bonds, Series
2017:
1,000 5.000%, 12/15/30 12/27 at 100.00 A 1,077,920
500 5.000%, 12/15/33 12/27 at 100.00 A 537,080
550 5.000%, 12/15/34 12/27 at 100.00 A 590,673
1,000 5.000%, 12/15/36 12/27 at 100.00 A 1,065,130
250 5.000%, 12/15/37 12/27 at 100.00 A 265,832
Total Transportation 53,382,035

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
U.S. Guaranteed - 13.9% (8.5% of Total Investments) (7)
Allegheny County, Pennsylvania, General Obligation Bonds,
Series 2013C-72:
$ 2,780 5.250%, 12/01/32, (Pre-refunded 12/01/23) 12/23 at 100.00 AA- $ 2,823,729
2,000 5.250%, 12/01/33, (Pre-refunded 12/01/23) 12/23 at 100.00 AA- 2,031,460
3,000 Bristol Township School District, Bucks County, Pennsylvania, General
Obligation Bonds, Series 2013, 5.250%, 6/01/43, (Pre-refunded 6/01/23)
6/23 at 100.00 A1 3,014,820
Centre County Hospital Authority, Pennsylvania, Hospital
Revenue Bonds, Mount Nittany Medical Center Project,
Series 2016A:
805 5.000%, 11/15/41, (Pre-refunded 11/15/25) 11/25 at 100.00 A+ 845,419
2,985 5.000%, 11/15/46, (Pre-refunded 11/15/25) 11/25 at 100.00 A+ 3,134,877
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries Project,
Series 2015:
2,170 4.000%, 1/01/33, (Pre-refunded 1/01/25) 1/25 at 100.00 N/R 2,201,769
625 4.000%, 1/01/33, (Pre-refunded 1/01/25) 1/25 at 100.00 N/R 634,150
2,330 5.000%, 1/01/38, (Pre-refunded 1/01/25) 1/25 at 100.00 N/R 2,405,212
560 5.000%, 1/01/38, (Pre-refunded 1/01/25) 1/25 at 100.00 N/R 578,077
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries Project,
Series 2016:
610 3.250%, 1/01/39, (Pre-refunded 1/01/26) 1/26 at 100.00 N/R 612,391
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries Project,
Series 2019A:
1,075 5.000%, 1/01/39, (Pre-refunded 1/01/29) 1/29 at 100.00 N/R 1,197,668
135 5.000%, 1/01/39, (Pre-refunded 1/01/29) 1/29 at 100.00 N/R 150,405
1,235 East Hempfield Township Industrial Development Authority, Pennsylvania,
Student Services Inc - Student Housing Project at Millersville University,
Series 2014, 5.000%, 7/01/46, (Pre-refunded 7/01/24)
7/24 at 100.00 N/R 1,262,565
1,900 East Hempfield Township Industrial Development Authority, Pennsylvania,
Student Services Inc - Student Housing Project at Millersville University,
Series 2015, 5.000%, 7/01/47, (Pre-refunded 7/01/25)
7/25 at 100.00 N/R 1,978,299
1,370 Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds,
Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39, (Pre-
refunded 6/01/23)
6/23 at 100.00 N/R 1,378,686
Lancaster Industrial Development Authority, Pennsylvania,
Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000 5.375%, 5/01/28, (Pre-refunded 5/01/23) 5/23 at 100.00 N/R 1,003,540
1,665 5.750%, 5/01/35, (Pre-refunded 5/01/23) 5/23 at 100.00 N/R 1,671,910
Lehigh County Authority, Pennsylvania, Water and Sewer
Revenue Bonds, Allentown Concession, Series 2013A:
6,685 5.125%, 12/01/47, (Pre-refunded 12/01/23) 12/23 at 100.00 N/R 6,784,072
9,000 Montgomery County Industrial Development Authority, Pennsylvania,
Health System Revenue Bonds, Albert Einstein Healthcare Network
Issue, Series 2015A, 5.250%, 1/15/45, (Pre-refunded 1/15/25)
1/25 at 100.00 N/R 9,320,490
Pennsbury School District, Bucks County, Pennsylvania,
General Obligation Bonds, Series 2016A:
1,000 5.000%, 10/01/33, (Pre-refunded 4/01/25) 4/25 at 100.00 Aa3 1,039,230
1,860 5.000%, 10/01/34, (Pre-refunded 4/01/25) 4/25 at 100.00 Aa3 1,932,968
2,045 5.000%, 10/01/35, (Pre-refunded 4/01/25) 4/25 at 100.00 Aa3 2,125,225
1,195 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32, (Pre-
refunded 6/01/23)
6/23 at 100.00 N/R 1,199,876
1,590 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
Widener University, Series 2013A, 5.500%, 7/15/38, (Pre-refunded
7/15/23)
7/23 at 100.00 N/R 1,603,261
7,000 Pennsylvania Turnpike Commission, Motor License Fund-Enhanced
Turnpike Special Revenue Bonds, Subordinate Series 2013B-1, 5.250%,
12/01/43, (Pre-refunded 12/01/23)
12/23 at 100.00 AA- 7,107,520

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
U.S. Guaranteed (7) (continued)
Saint Mary Hospital Authority, Pennsylvania, Hospital
Revenue Bonds, Trinity Health Credit Group, Refunding
Series 2019PA:
$ 1,335 5.000%, 12/01/48, (Pre-refunded 12/01/28) 12/28 at 100.00 N/R $ 1,500,700
3,000 Southcentral Pennsylvania General Authority, Revenue Bonds, WellSpan
Health Obligated Group, Series 2014A, 5.000%, 6/01/44, (Pre-refunded
6/01/24)
6/24 at 100.00 Aa3 3,064,350
3,470 Washington County Hospital Authority, Pennsylvania, Hospital Revenue
Bonds, The Washington Hospital Project, Series 2013A, 5.000%,
7/01/28, (Pre-refunded 7/01/23)
7/23 at 100.00 N/R 3,489,605
1,930 Westmoreland County Municipal Authority, Pennsylvania, Municipal
Service Revenue Bonds, Tender Option Bond Trust 2016-XF1058,
7.959%, 8/15/37, (Pre-refunded 8/15/23), 144A, (IF) (4)
8/23 at 100.00 A+ 1,995,292
Total U.S. Guaranteed 68,087,566
Utilities - 19.3% (11.8% of Total Investments)
Allegheny County Sanitary Authority, Pennsylvania, Sewer
Revenue Bonds, Refunding Series 2015:
3,325 5.000%, 12/01/40 12/25 at 100.00 AA- 3,430,070
3,320 5.000%, 12/01/45 12/25 at 100.00 AA- 3,421,393
4,165 Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds,
Series 2022, 5.000%, 6/01/53, (UB) (4)
6/32 at 100.00 AA- 4,401,905
6,500 Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Bonds, FirstEnergy Generation Project, Refunding
Series 2006A, 4.375%, 1/01/35, (Mandatory Put 7/01/33)
No Opt. Call BBB- 6,494,605
2,540 Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Bonds, FirstEnergy Nuclear Generation Project,
Refunding Series 2005A, 4.000%, 1/01/35 (5)
No Opt. Call N/R 3,175
9,855 Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Bonds, FirstEnergy Nuclear Generation Project,
Refunding Series 2008A, 2.700%, 4/01/35 (5)
No Opt. Call N/R 12,319
6,210 Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series
2006B, 3.500%, 12/01/35 (5)
No Opt. Call N/R 7,762
2,000 Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue
Bonds, Series 2020B, 3.000%, 9/01/47
9/30 at 100.00 AA 1,471,980
7,000 Bucks County Water and Sewer Authority, Pennsylvania, Sewer System
Revenue Bonds, Series 2022A, 4.250%, 12/01/47 - AGM Insured, (UB)
(4)
12/32 at 100.00 AA 6,775,160
Delaware County Regional Water Quality Control Authority,
Pennsylvania, Sewer Revenue Bonds, Series 2015:
1,110 5.000%, 5/01/40 5/25 at 100.00 Aa3 1,137,461
1,555 4.000%, 5/01/45 5/25 at 100.00 Aa3 1,493,889
Lehigh County Authority, Pennsylvania, Water and
Sewer Revenue Bonds, Allentown Concession, Capital
Appreciation Series 2013B:
7,295 0.000%, 12/01/34 No Opt. Call A 4,554,560
4,420 0.000%, 12/01/35 No Opt. Call A 2,594,982
Lehigh County Authority, Pennsylvania, Water and Sewer
Revenue Bonds, Allentown Concession, Series 2013A:
5,815 5.125%, 12/01/47 12/23 at 100.00 A 5,607,230
295 Luzerne County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Pennsylvania-American Water Company Project, Refunding
Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put 12/03/29)
12/29 at 100.00 A+ 265,736
3,475 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, York Water Company Project, Refunding
Series 2019A, 3.000%, 10/01/36, (AMT)
10/29 at 100.00 A- 3,018,107
3,400 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, York Water Company Project, Refunding
Series 2019B, 3.100%, 11/01/38, (AMT)
11/29 at 100.00 A- 2,899,112
2,025 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project,
Series 2009A, 6.400%, 12/01/38 (5)
9/25 at 100.00 N/R 850,500

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 28, 2023

NQP
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utilities (continued)
$ 10,500 Pennsylvania Economic Development Financing Authority, Revenue
Bonds, Pennsylvania-American Water Company, Refunding Series 2019,
3.000%, 4/01/39
10/29 at 100.00 A+ $ 8,733,270
5,000 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General
Ordinance, Fifteenth Series 2017, 5.000%, 8/01/47
8/27 at 100.00 A 5,121,500
3,165 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General
Ordinance, Sixteenth Series 2020A, 5.000%, 8/01/50 - AGM Insured
8/30 at 100.00 AA 3,333,695
2,735 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding
Thirteenth Series 2015, 5.000%, 8/01/29
8/25 at 100.00 A 2,833,104
Philadelphia, Pennsylvania, Water and Wastewater Revenue
Bonds, Series 2018A:
5,000 5.000%, 10/01/48, (UB) (4) 10/28 at 100.00 A+ 5,205,250
7,000 5.000%, 10/01/53, (UB) (4) 10/28 at 100.00 A+ 7,262,080
1,155 Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series
2019B, 5.000%, 11/01/54
11/29 at 100.00 A+ 1,202,101
5,000 Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series
2022C, 5.500%, 6/01/52
6/32 at 100.00 A+ 5,475,800
5,000 Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer
System Revenue Bonds, First Lien Series 2013B, 5.250%, 9/01/40
9/23 at 100.00 A+ 5,029,350
Westmoreland County Municipal Authority, Pennsylvania,
Municipal Service Revenue Bonds, Refunding Series 2020:
1,000 4.000%, 8/15/24 - AGM Insured No Opt. Call AA 1,009,390
1,000 2.450%, 8/15/37 - AGM Insured 8/28 at 100.00 AA 790,240
Total Utilities 94,435,726
Total Municipal Bonds (cost $813,947,255) 755,793,314
Shares Description (1) Value
X 46,072,792 COMMON STOCKS - 9.4%  (5.7% of Total Investments)
X 46,072,792
Independent Power And Renewable Electricity Producers - 9.4% (5.7% of Total Investments)
$ 601,606 Energy Harbor Corp (8),(9) $ 46,072,792
Total Independent Power And Renewable Electricity Producers 46,072,792
Total Common Stocks (cost $16,839,773) 46,072,792
Total Long-Term Investments (cost $830,787,028) 801,866,106
Floating Rate Obligations - (21.9)%   (107,270,000)
VRDP Shares, Net - (44.3)% (10) (216,819,938)
Other Assets & Liabilities, Net - 2.2% 11,203,789
Net Assets Applicable to Common Shares - 100% $ 488,979,957
(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(8) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A,
4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; and Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied) and are effectively illiquid. The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(9) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10) VRDP Shares, Net as a percentage of Total Investments is 27.0%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
IF Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the
Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Statement of Assets and Liabilities
February 28, 2023
See Notes to Financial Statements.

NAZ NXJ NUO NQP
Assets
Long-term investments, at value
†
$ 236,336,640 $ 885,830,546 $ 406,450,926 $ 801,866,106
Cash – 8,156,156 9,609,924 3,989,223
Receivable for interest 2,149,578 9,258,332 4,251,001 10,004,552
Receivable for investments sold 1,876,297 – – 940,000
Other assets 11,324 219,009 62,649 203,546
Total assets 240,373,839 903,464,043 420,374,500 817,003,427
Liabilities
Cash overdraft 1,495,653 – – –
Floating rate obligations 7,000,000 33,235,000 – 107,270,000
Payable for dividends 363,549 1,215,786 477,586 971,350
Payable for interest 61,759 399,374 94,697 1,299,686
Payable for investments purchased - when-issued/delayed-delivery settlement – 984,590 10,095,300 976,470
AMTP Shares, Net
*
88,249,966 – – –
VRDP Shares, Net
***
– 312,681,362 147,798,786 216,819,938
Accrued expenses:
Custodian fees 24,955 77,475 38,337 62,987
Investor relations 4,118 14,479 6,050 12,289
Management fees 111,705 412,696 189,478 373,075
Trustees fees 3,112 191,022 38,247 178,685
Professional fees 31,954 31,200 33,102 30,183
Shareholder reporting expenses 6,048 20,499 11,729 19,324
Shareholder servicing agent fees 2,433 2,644 1,062 3,342
Other 5,156 5,986 696,145 6,141
Total liabilities 97,360,408 349,272,113 159,480,519 328,023,470
Commitments and contingencies
(1)
Net assets applicable to common shares $ 143,013,431 $ 554,191,930 $ 260,893,981 $ 488,979,957
Common shares outstanding 11,595,866 41,482,936 18,254,255 37,383,341
Net asset value ("NAV") per common share outstanding $ 12.33 $ 13.36 $ 14.29 $ 13.08
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share $ 115,959 $ 414,829 $ 182,543 $ 373,833
Paid-in surplus 156,642,895 591,792,639 276,733,720 528,723,571
Total distributable earnings (loss) (13,745,423) (38,015,538) (16,022,282) (40,117,447)
Net assets applicable to common shares $ 143,013,431 $ 554,191,930 $ 260,893,981 $ 488,979,957
Authorized shares:
Common Unlimited Unlimited Unlimited Unlimited
Preferred Unlimited Unlimited Unlimited Unlimited
†
Long-term investments, cost $ 245,141,126 $ 917,691,623 $ 409,950,931 $ 830,787,028
*
AMTP Shares, liquidation preference 88,300,000 — — —
***
VRDP Shares, liquidation preference — 313,900,000 148,000,000 217,500,000
(1)
As disclosed in Notes to Financial Statements.

Statement of Operations
Year Ended February 28, 2023
See Notes to Financial Statements.

NAZ NXJ NUO NQP
Investment Income
Interest $ 9,411,725 $ 36,116,115 $ 14,846,994 $ 30,723,046
Total Investment Income 9,411,725 36,116,115 14,846,994 30,723,046
Expenses
– – – –
Management fees 1,480,480 5,374,465 2,565,748 4,894,041
Shareholder servicing agent fees 15,099 16,299 1,823 20,291
Interest expense and amortization of offering costs 2,335,799 8,571,376 4,084,202 7,788,393
Trustees fees 6,493 24,034 11,490 20,314
Custodian expenses, net 36,649 91,587 49,409 75,190
Investor relations expenses 8,867 32,670 16,037 28,272
Merger expenses — — 930,000 —
Professional fees 49,434 133,304 78,633 83,353
Shareholder reporting expenses 19,530 53,486 32,838 54,408
Stock exchange listing fees 7,240 12,311 7,240 11,097
Other 26,662 73,180 54,766 65,626
Total expenses 3,986,253 14,382,712 7,832,186 13,040,985
Net investment income (loss) 5,425,472 21,733,403 7,014,808 17,682,061
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments (3,063,982) (5,591,822) (12,269,591) (6,002,823)
Net realized gain (loss) (3,063,982) (5,591,822) (12,269,591) (6,002,823)
Change in net unrealized appreciation (depreciation) of investments (21,339,972) (81,281,533) (28,656,469) (75,961,063)
Change in net unrealized appreciation (depreciation) (21,339,972) (81,281,533) (28,656,469) (75,961,063)
Net realized and unrealized gain (loss) (24,403,954) (86,873,355) (40,926,060) (81,963,886)
Net increase (decrease) in net assets applicable to common shares from operations $ (18,978,482) $ (65,139,952) $ (33,911,252) $ (64,281,825)

Statement of Changes in Net Assets
See Notes to Financial Statements.

NAZ NXJ
Year Ended
2/28/23
Year Ended
2/28/22
Year Ended
2/28/23
Year Ended
2/28/22
Operations
Net investment income (loss) $ 5,425,472 $ 7,028,851 $ 21,733,403 $ 28,125,701
Net realized gain (loss) (3,063,982) (122,483) (5,591,822) 236,291
Change in net unrealized appreciation (depreciation) (21,339,972) (6,591,904) (81,281,533) (38,649,363)
Net increase (decrease) in net assets applicable to common shares from operations (18,978,482) 314,464 (65,139,952) (10,287,371)
Distributions to Common Shareholders
Dividends (6,080,179) (6,949,107) (23,105,996) (29,121,021)
Decrease in net assets applicable to common shares from
distributions to common shareholders (6,080,179) (6,949,107) (23,105,996) (29,121,021)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions 99,790 206,319 — —
Net increase (decrease) in net assets applicable to common shares from capital share transactions 99,790 206,319 — —
Net increase (decrease) in net assets applicable to common shares (24,958,871) (6,428,324) (88,245,948) (39,408,392)
Net assets applicable to common shares at the beginning of the period 167,972,302 174,400,626 642,437,878 681,846,270
Net assets applicable to common shares at the end of the period $ 143,013,431 $ 167,972,302 $ 554,191,930 $ 642,437,878

See Notes to Financial Statements.

NUO NQP
Year Ended
2/28/23
Year Ended
2/28/22
Year Ended
2/28/23
Year Ended
2/28/22
Operations
Net investment income (loss) $ 7,014,808 $ 10,751,962 $ 17,682,061 $ 23,818,987
Net realized gain (loss) (12,269,591) 606,456 (6,002,823) 262,392
Change in net unrealized appreciation (depreciation) (28,656,469) (14,434,274) (75,961,063) (13,389,099)
Net increase (decrease) in net assets applicable to common shares from operations (33,911,252) (3,075,856) (64,281,825) 10,692,280
Distributions to Common Shareholders
Dividends (8,263,663) (11,228,292) (18,635,597) (24,822,538)
Decrease in net assets applicable to common shares from
distributions to common shareholders (8,263,663) (11,228,292) (18,635,597) (24,822,538)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired (762,375) – – –
Net increase (decrease) in net assets applicable to common shares from capital share transactions (762,375) — — —
Net increase (decrease) in net assets applicable to common shares (42,937,290) (14,304,148) (82,917,422) (14,130,258)
Net assets applicable to common shares at the beginning of the period 303,831,271 318,135,419 571,897,379 586,027,637
Net assets applicable to common shares at the end of the period $ 260,893,981 $ 303,831,271 $ 488,979,957 $ 571,897,379

Statement of Cash Flows
Year Ended February 28, 2023
See Notes to Financial Statements.

NAZ NXJ NUO NQP
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Applicable to Common Shares from
Operations $ (18,978,482) $ (65,139,952) $ (33,911,252) $ (64,281,825)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (60,772,419) (152,832,387) (137,686,920) (124,516,891)
Proceeds from sale and maturities of investments 61,690,769 157,962,563 154,967,124 125,965,929
Proceeds from (Purchase of) short-term investments, net — 1,000,000 — 5,000,000
Taxes paid (13) (1,492) (23,941) (793)
Amortization (Accretion) of premiums and discounts, net 1,979,049 776,186 2,845,190 3,696,883
Amortization of deferred offering costs 8,691 60,284 9,804 34,398
(Increase) Decrease in:
Receivable for interest 175,854 272,575 116,700 (435,008)
Receivable for investments sold 2,448,401 — — (286,400)
Other assets (11,076) (2,598) (20,424) (3,011)
Increase (Decrease) in:
Payable for interest 49,845 334,956 77,116 1,063,103
Payable for investments purchased - regular settlement (2,356,646) — — —
Payable for investments purchased - when-issued/delayed-delivery settlement (1,724,565) 984,590 10,095,300 (2,358,530)
Accrued custodian fees (19,496) (52,579) (27,257) (46,456)
Accrued investor relations fees (881) (3,780) (2,271) (1,923)
Accrued management fees (13,411) (31,312) (24,249) (29,602)
Accrued Trustees fees 2,137 (20,635) (2,589) (19,836)
Accrued professional fees 334 (1,764) 119 (1,598)
Accrued shareholder reporting expenses 414 284 524 70
Accrued shareholder servicing agent fees 523 (7,732) (4,604) (439)
Accrued other expenses 9,398 20,053 712,365 4,989
Net realized (gain) loss from investments 3,063,982 5,591,822 12,269,591 6,002,823
Change in net unrealized (appreciation) depreciation of investments 21,339,972 81,281,533 28,656,469 75,961,063
Net cash provided by operating activities 6,892,380 30,190,615 38,046,795 25,746,946
Cash Flows from Financing Activities
Proceeds from borrowings 3,527,345 12,384,855 3,275,222 —
(Repayments) of borrowings (3,527,345) (12,384,855) (3,275,222) —
(Repayments of) floating rate obligations (2,755,000) (675,000) (20,000,000) (7,505,000)
Increase (Decrease) in cash overdraft 1,495,653 — — —
Cash distributions paid to common shareholders (6,177,378) (24,060,455) (8,629,134) (19,414,136)
Cost of common shares repurchased and retired — — (762,375) —
Net cash provided by (used in) financing activities (7,436,725) (24,735,455) (29,391,509) (26,919,136)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers (544,345) 5,455,160 8,655,286 (1,172,190)
Cash and Cash Collateral at Brokers at the beginning of period 544,345 2,700,996 954,638 5,161,413
Cash and Cash Collateral at Brokers at the end of period $ — $ 8,156,156 $ 9,609,924 $ 3,989,223
Supplemental Disclosure of Cash Flow Information NAZ NXJ NUO NQP
Cash paid for interest
$ 2,276,445 $ 8,175,544 $ 3,996,723 $ 6,688,141
Non-cash financing activities not included herein consists of reinvestments of share distributions 99,790 — — —

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Beginning
Common
Share
NAV
Net
Investment
Income (NII)
(Loss)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Discount
Per
Share
Repurchased
and Retired
Shelf
Offering
Costs
Ending
NAV
Ending
Share
Price
NAZ
2/28/23 $ 14.50 $ 0.47 $ (2.12) $ (1.65) $ (0.52) $ — $ (0.52) $ — $ — $ 12.33 $ 11.30
2/28/22 15.07 0.61 (0.58) 0.03 (0.60) — (0.60) — — 14.50 13.78
2/28/21 15.56 0.61 (0.53) 0.08 (0.57) — (0.57) — — 15.07 15.17
2/29/20 14.18 0.56 1.34 1.90 (0.52) — (0.52) — — 15.56 13.89
2/28/19 14.11 0.52 0.04 0.56 (0.52) — (0.52) 0.02 0.01 14.18 12.46
NXJ
2/28/23 15.49 0.52 (2.09) (1.57) (0.56) — (0.56) — — 13.36 11.37
2/28/22 16.44 0.68 (0.93) (0.25) (0.70) — (0.70) — — 15.49 13.52
2/28/21 17.12 0.71 (0.72) (0.01) (0.67) — (0.67) — — 16.44 14.09
2/29/20 15.49 0.64 1.65 2.29 (0.65) (0.01) (0.66) — — 17.12 14.73
2/28/19 15.37 0.66 0.14 0.80 (0.66) (0.08) (0.74) 0.06 — 15.49 13.47
(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its
NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NAZ
2/28/23
1 .57%
2/28/22
0 .48
2/28/21
0 .68
2/29/20
1 .25
2/28/19
1 .39
NXJ
2/28/23
1 .50
2/28/22
0 .45
2/28/21
0 .60
2/29/20
1 .11
2/28/19
1 .13
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
NAV(a)
Based
on
Share
Price(a)
Ending
Net
Assets
(000) Expenses(b)
Net
Investment
Income
(Loss)(b)
Portfolio
Turnover
Rate(c)
( 11 .40 ) % ( 14 .48 ) % $ 143,013 2 .68% 3 .65% 25%
0 .09 ( 5 .49 ) 167,972 1 .52 3 .98 7
0 .62 13 .67 174,401 1 .75 4 .06 13
13 .60 15 .89 180,024 2 .32 3 .76 6
4 .29 ( 5 .09 ) 164,080 2 .61 3 .73 11
( 10 .16 ) ( 11 .96 ) 554,192 2 .53 3 .82 17
( 1 .68 ) 0 .53 642,438 1 .39 4 .10 9
0 .08 0 .42 681,846 1 .55 4 .36 12
15 .02 14 .43 710,437 2 .07 3 .94 8
5 .77 8 .86 642,961 2 .13 4 .30 16
(b) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements)
and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:
(c) Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to Financial Statements) divided by the average long-term market value during the period.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Beginning
Common
Share
NAV
Net
Investment
Income (NII)
(Loss)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Discount
Per
Share
Repurchased
and Retired
Ending
NAV
Ending
Share
Price
NUO
2/28/23 $ 16.59 $ 0.38 $ (2.21) $ (1.83) $ (0.45) $ (0.01) $ (0.46) $ (0.01) $ 14.29 $ 12.40
2/28/22 17.37 0.59 (0.75) (0.16) (0.59) (0.03) (0.62) — 16.59 14.72
2/28/21 17.81 0.60 (0.46) 0.14 (0.55) (0.03) (0.58) — 17.37 15.14
2/29/20 16.26 0.46 1.67 2.13 (0.52) (0.06) (0.58) — 17.81 15.41
2/28/19 16.12 0.55 0.15 0.70 (0.56) (0.03) (0.59) 0.03 16.26 14.24
NQP
2/28/23 15.30 0.47 (2.19) (1.72) (0.50) — (0.50) — 13.08 11.19
2/28/22 15.68 0.64 (0.36) 0.28 (0.66) — (0.66) — 15.30 14.16
2/28/21 16.37 0.67 (0.71) (0.04) (0.65) — (0.65) — 15.68 14.15
2/29/20 14.99 0.62 1.37 1.99 (0.61) — (0.61) — 16.37 14.46
2/28/19 14.71 0.62 0.27 0.89 (0.59) (0.04) (0.63) 0.02 14.99 13.02
(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its
NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NUO
2/28/23
1 .51%
2/28/22
0 .52
2/28/21
0 .71
2/29/20
1 .20
2/28/19
1 .28
NQP
2/28/23
1 .53
2/28/22
0 .43
2/28/21
0 .64
2/29/20
1 .26
2/28/19
1 .43
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
NAV(a)
Based
on
Share
Price(a)
Ending
Net
Assets
(000) Expenses(b)
Net
Investment
Income
(Loss)(b)
Portfolio
Turnover
Rate(c)
( 11 .19 ) % ( 12 .73 ) % $ 260,894 2 .89% 2 .59% 32%
( 1 .08 ) 1 .03 303,831 1 .50 3 .36 14
0 .78 2 .07 318,135 1 .73 3 .43 6
13 .39 12 .40 326,286 2 .34 2 .70 15
4 .65 5 .14 297,774 2 .35 3 .44 12
( 11 .31 ) ( 17 .61 ) 488,980 2 .57 3 .48 15
1 .72 4 .65 571,897 1 .39 3 .99 12
( 0 .29 ) 2 .56 586,028 1 .62 4 .28 10
13 .62 15 .97 612,020 2 .24 3 .95 11
6 .40 9 .41 560,395 2 .44 4 .19 8
(b) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements)
and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:
(c) Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to Financial Statements) divided by the average long-term market value during the period.

Financial Highlights (continued)
The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
AMTP Shares
VRDP Shares
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $100,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $100,000
Share(b)
NAZ
2/28/23 $ 88,300 $ 261,963 $ — $ —
2/28/22 88,300 290,229 — —
2/28/21 88,300 297,509 — —
2/29/20 88,300 303,878 — —
2/28/19 88,300 285,822 — —
NXJ
2/28/23 — — 313,900 276,550
2/28/22 — — 313,900 304,663
2/28/21 — — 313,900 317,218
2/29/20 — — 313,900 326,326
2/28/19 — — 313,900 304,830
NUO
2/28/23 — — 148,000 276,280
2/28/22 — — 148,000 305,291
2/28/21 — — 148,000 314,956
2/29/20 — — 148,000 320,463
2/28/19 — — 148,000 301,199
NQP
2/28/23 — — 217,500 324,818
2/28/22 — — 217,500 362,941
2/28/21 — — 217,500 369,438
2/29/20 — — 217,500 381,388
2/28/19 — — 217,500 357,653
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b) Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

Notes to Financial Statements

1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAZ, NXJ, NUO and NQP were organized as Massachusetts business trusts on April 8, 2013, June 1, 1999, April 8, 2013, and
December 20, 1990, respectively (NAZ and NUO previously organized as Minnesota trusts on January 23, 1991 and October 17, 1991, respectively).
Current Fiscal Period
The end of the reporting period for the Funds is February 28, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2023 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the
Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset
Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
On October 31, 2022, each Fund’s Board of Trustees (the “Board”) approved the merger of NUO and Nuveen Georgia Quality Municipal Income
Fund (NKG) (each a “Target Fund”) into Nuveen Municipal Credit Income Fund (NZF) (the “Mergers”). The Mergers are intended to create a larger fund with lower operating expenses, enhanced earnings potential, and increased trading volume on the exchange for common shares. The Mergers were approved by shareholders on March 10, 2023 (subsequent to the close of the reporting period) and became effective prior to the opening of business on April 17, 2023.
Upon the closing of the Mergers, each Target Fund transferred its assets to NZF in exchange for common shares of NZF and the assumption by NZF of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust.
Shareholders of each Target Fund became shareholders of NZF. Holders of common shares of each Target Fund received newly issued common shares of NZF, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to the Mergers (including for this purpose fractional NZF shares to which shareholders were entitled).
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a
Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’
Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board
of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control
Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the
Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Notes to Financial Statements
(continued)
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value ("NAV") for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the
“Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association,
Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each
Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’
Portfolio of Investments or Statements of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio
Securities and Investments in Derivatives.
Fund
Gross
Custodian Fee
Credits
NAZ
$ 1,262
NXJ
5,430
NUO
1,730
NQP
6,109

New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate
Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Rules to Modernize Fund Valuation Framework Take Effect
A new rule adopted by the Securities and Exchange Commission (the "SEC") governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
FASB issues ASU 2022-03-Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
("ASU 2022-03")
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement ("Topic 820"). The amendments in ASU
2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-
03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Notes to Financial Statements
(continued)
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as
Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond
(referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the
“TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a
NAZ
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 236,336,640 $ – $ 236,336,640
Total $ – $ 236,336,640 $ – $ 236,336,640
1
NXJ
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 885,830,546 $ – $ 885,830,546
Total $ – $ 885,830,546 $ – $ 885,830,546
1
NUO
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 401,497,767 $ – $ 401,497,767
Common Stocks – 4,953,159 – 4,953,159
Total $ – $ 406,450,926 $ – $ 406,450,926
1
NQP
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 755,793,314 $ – $ 755,793,314
Common Stocks – 46,072,792 – 46,072,792
Total $ – $ 801,866,106 $ – $ 801,866,106
1
* Refer to the Fund's Portfolio of Investments for industry classifications.

remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the
TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the
Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value.
The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse
Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited
Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the
Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB
Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in
“Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB
Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the
Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Fund
Floating Rate
Obligations: Self-
Deposited
Inverse Floaters
Floating Rate
Obligations:
Externally-Deposited
Inverse Floaters Total
NAZ
$ 7,000,000 $ — $ 7,000,000
NXJ
33,235,000 45,720,000 78,955,000
NUO
— — —
NQP
107,270,000 5,770,000 113,040,000
Fund
Average Floating
Rate Obligations
Outstanding
Average Annual
Interest Rate
And Fees
NAZ
$ 7,701,959 2.05%
NXJ
33,963,014 2.10
NUO
14,071,233 1.61
NQP
110,451,479 2.18

Notes to Financial Statements
(continued)
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that
Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of
Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the
Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity
Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and
Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/
delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Fund
Maximum Exposure
to Recourse Trusts:
Self-Deposited
Inverse Floaters
Maximum Exposure
to Recourse Trusts:
Externally-Deposited
Inverse Floaters Total
NAZ
$ 7,000,000 $ — $ 7,000,000
NXJ
33,235,000 45,720,000 78,955,000
NUO
— — —
NQP
107,270,000 5,770,000 113,040,000
Fund
Purchases
Sales and
Maturities
NAZ
$ 60,772,419 $ 61,690,769
NXJ
152,832,387 157,962,563
NUO
137,686,920 154,967,124
NQP
124,516,891 125,965,929

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts.  Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the
Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund.  The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, where applicable.  Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and
Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
NAZ NXJ
Year Ended
2/28/23
Year Ended
2/28/22
Year Ended
2/28/23
Year Ended
2/28/22
Common Shares:
Issued to shareholders due to reinvestment of distributions 7,827 13,526 — —
Total 7,827 13,526 — —
NUO NQP
Year Ended
2/28/23
Year Ended
2/28/22
Year Ended
2/28/23
Year Ended
2/28/22
Common Shares:
Repurchased and retired (62,700) — — —
Total (62,700) — — —
Weighted average common share:
Price per share repurchased and retired 12.14 – – –
Discount per share repurchased and retired (16.03)% –% –% –%

Notes to Financial Statements
(continued)
The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium
Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate.
Should the majority owner and the Fund fails to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP
Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NXJ, NUO and NQP had $312,681,362, $147,798,786 and $216,819,938 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:
Fund Series
Shares
Outstanding
Liquidation
Preference
Liquidation
Preference,
net of
deferred
offering costs
NAZ 2028 883 $88,300,000 $88,249,966
Fund
Notice
Period Series
Term
Redemption Date
Premium
Expiration Date
NAZ 540-day 2028 December 1, 2028* February 13, 2019
* Subject to early termination by either the Fund or the holder.
Fund
Average
Liquidation
Preference of
AMTP
Shares
Outstanding
Annualized
Dividend Rate
NAZ
$ 88,300,000 2.45%

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
All series of NXJ’s, NUO’s, and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of
Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and
“Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current or prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Fund Series
Shares
Outstanding
Remarketing
Fees*
Liquidation
Preference
Special Rate Period
Expiration Maturity
NXJ 1 810 N/A** $81,000,000 July 19, 2023 August 3, 2043
2 1,443 N/A** $144,300,000 April 1, 2043*** April 1, 2043
3 886 N/A** $88,600,000 April 1, 2043*** April 1, 2043
NUO 1 1,480 N/A** $148,000,000 November 9, 2023 September 1, 2043
NQP 2 1,125 N/A** $112,500,000 December 1, 2042*** December 1, 2042
3 1,050 N/A** $105,000,000 December 1, 2042*** December 1, 2042
* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
** Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
*** Subject to earlier termination by either the Fund or the holder.
Fund
Average
Liquidation
Preference of
VRDP
Shares
Outstanding
Annualized
Dividend Rate
NXJ
$ 313,900,000 2.48%
NUO
148,000,000 2.60
NQP
217,500,000 2.46

Notes to Financial Statements
(continued)
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, nondeductible offering costs, nondeductible reorganization expenses, paydowns, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
As of year end, the Funds had capital loss carryforwards, which will not expire:
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
NAZ
$ 238,053,427 $ 1,293,561 $ (10,010,348) $ (8,716,787)
NXJ
882,822,399 18,574,978 (48,801,635) (30,226,657)
NUO
409,918,768 8,814,000 (12,281,842) (3,467,842)
NQP
723,354,523 39,537,522 (68,295,352) (28,757,830)
Fund
Undistributed
Tax-Exempt
Income
1
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
NAZ
$ 406,335 $ 7,179 $ — $ (8,716,787) $ (5,065,284) $ — $ (376,866) $ (13,745,423)
NXJ
25,661 2,474 — (30,226,657) (6,468,821) — (1,348,195) (38,015,538)
NUO
166,952 — — (3,467,842) (12,219,400) — (501,992) (16,022,282)
NQP
— 4,389 — (28,757,830) (10,279,889) — (1,084,117) (40,117,447)
1
Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2023, and paid on March 1, 2023.
2/28/23 2/28/22
Fund
Tax-Exempt
Income
1
Ordinary
Income
Long-Term
Capital Gains
Tax-Exempt
Income
Ordinary
Income
Long-Term
Capital Gains
NAZ
$ 6,012,110 $ 68,069 $ — $ 6,932,126 $ 16,981 $ —
NXJ
23,079,637 26,359 — 29,121,021 — —
NUO
8,158,010 — 105,653 10,768,878 1,490 457,924
NQP
18,528,690 106,907 — 24,816,864 5,674 —
1
Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
Fund
Short-Term Long-Term Total
NAZ
$ 2,930,140 $ 2,135,144 $ 5,065,284
NXJ
1,166,586 5,302,235 6,468,821
NUO
6,434,429 5,784,971 12,219,400
NQP
4,620,885 5,659,004 10,279,889

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities.
The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each fund is calculated according to the following schedule:
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of
February 28, 2023, the complex-level fee for each Fund was as follows:
Average Daily Managed Assets*
Fund-Level Fee
Rate
For the first $125 million 0.4500%
For the next $125 million 0.4375
For the next $250 million 0.4250
For the next $500 million 0.4125
For the next $1 billion 0.4000
For the next $3 billion 0.3750
For managed assets over $5 billion 0.3675
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Fund
Complex-Level Fee
NAZ
0.1588%
NXJ
0.1588%
NUO
0.1588%
NQP
0.1588%

Notes to Financial Statements
(continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”)
under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s)
the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A
Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity.
The credit facility expires in June 2023 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a)
OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed.
The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the
Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of
Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating
Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the
Borrowings were as follows:
Fund
Purchases Sales
Realized
Gain (Loss)
NAZ
$ 24,566,569 $ 13,988,648 $ (1,882,132)
NXJ
— — —
NUO
23,584,226 23,717,350 (2,498,426)
NQP
— — —
Fund
Maximum
Outstanding
Balance
NAZ
$ 2,527,345
NXJ
10,884,855
NUO
3,275,222
NQP
—

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities,
where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the
Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value;
(3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed
5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
NAZ
9 $ 1,678,820 4.84%
NXJ
14 8,431,387 5.26
NUO
4 3,275,222 5.53
NQP
— — —

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)
Investment Objectives
The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Arizona municipal bond market through investments in tax-
exempt Arizona Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes.
The Fund invests in Arizona municipal securities with intermediate or long-term maturities in order to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions, and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes, (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred
Shares (as defined below) other than for temporary or emergency purposes and (iv) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i)
67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than
50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Arizona income tax (for purposes of the Fund’s investment objectives, “Arizona
Municipal Obligations”).

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Arizona income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of Arizona, a municipality of Arizona, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Arizona income taxes, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Arizona income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from

Shareholder Update
(Unaudited) (continued)
weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term  floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the
“1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission
(“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. However, pursuant to its fundamental policies, the Fund may not (i) issue debt securities that rank senior to
Preferred Shares other than for temporary or emergency purposes and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions.  In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey state income taxes.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the
Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-
adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes and (iii) policy that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and New Jersey personal income taxes.

Shareholder Update
(Unaudited) (continued)
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser and/or the Fund’s sub-adviser to be reliable), is exempt from regular federal income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and
New Jersey income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term  floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles
(other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred
Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update
(Unaudited) (continued)
NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND (NUO)
Investment Objectives
The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt
Ohio Municipal Obligations that, in the opinion of the Fund’s investment adviser are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes.
The Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund generally invests in municipal securities with different maturities to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the
Fund’s investment adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes and (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred
Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and Ohio income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests generally are issued by the State of Ohio, a municipality of Ohio, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from regular federal and Ohio income taxes, although the interest may be subject to the federal alternative minimum tax and the Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and
Ohio income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both  short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Shareholder Update
(Unaudited) (continued)
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles
(other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred
Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

NUVEEN PENNSYLVANIA QUALITY MUNICIPAL FUND (NQP)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.
The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-
adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B-  or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes and (iii) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Pennsylvania personal income taxes.

Shareholder Update
(Unaudited) (continued)
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the Commonwealth of Pennsylvania (the “Commonwealth”), a municipality in Pennsylvania, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Pennsylvania personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both  short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The
Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. However, pursuant to its fundamental policy, the Fund may not borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update
(Unaudited) (continued)
PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
Risk
Nuveen
Arizona
Quality
Municipal
Income Fund
(NAZ)
Nuveen New
Jersey Quality
Municipal
Income Fund
(NXJ)
Nuveen Ohio
Quality
Municipal
Income Fund
(NUO)
Nuveen
Pennsylvania
Quality
Municipal
Income Fund
(NQP)
Portfolio Level Risks
Alternative Minimum Tax Risk X X X X
Below Investment Grade Risk X X X X
Call Risk X X X X
Credit Risk X X X X
Credit Spread Risk X X X X
Deflation Risk X X X X
Derivatives Risk X X X X
Distressed Securities Risk X X X X
Duration Risk X X X X
Economic Sector Risk X X X X
Financial Futures and Options Risk X X X X
Hedging Risk X X X X
Illiquid Investments Risk X X X X
Income Risk X X X X
Inflation Risk X X X X
Insurance Risk X X X X
Interest Rate Risk X X X X
Inverse Floating Rate Securities Risk X X X X
Municipal Securities Market Liquidity Risk X X X X
Municipal Securities Market Risk X X X X
Other Investment Companies Risk X X X X
Puerto Rico Municipal Securities Market Risk X X X X
Reinvestment Risk X X X X
Special Considerations Related to Single State Concentration Risk X X X X
Special Risks Related to Certain Municipal Obligations X X X X
Swap Transactions Risk X X X X
Tax Risk X X X X
Taxability Risk X X X X
Tobacco Settlement Bond Risk X X X X
Unrated Securities Risk X X X X
Valuation Risk X X X X
Zero Coupon Bonds Risk X X X X

Risk
Nuveen
Arizona
Quality
Municipal
Income Fund
(NAZ)
Nuveen New
Jersey Quality
Municipal
Income Fund
(NXJ)
Nuveen Ohio
Quality
Municipal
Income Fund
(NUO)
Nuveen
Pennsylvania
Quality
Municipal
Income Fund
(NQP)
Fund Level and Other Risks
Anti-Takeover Provisions X X X X
Counterparty Risk X X X X
Cybersecurity Risk X X X X
Economic and Political Events Risk X X X X
Global Economic Risk X X X X
Investment and Market Risk X X X X
Legislation and Regulatory Risk X X X X
Leverage Risk X X X X
Market Discount from Net Asset Value X X X X
Recent Market Conditions X X X X
Reverse Repurchase Agreement Risk X X X X

Shareholder Update
(Unaudited) (continued)
Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Distressed Securities Risk.
The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors.
No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144 A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-
term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

Shareholder Update
(Unaudited) (continued)
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the
Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico”
or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth.
In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the
Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities.
Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Special Considerations Related to Single State Concentration Risk.
Because the Fund primarily invests in municipal securities from a single state, the
Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.

Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-
adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement
Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Shareholder Update
(Unaudited) (continued)
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status, which are commonly known as “Control Share Acquisition” provisions. Although the application of the "Control Share Acquisition" provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North
Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-
adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/
or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may

Shareholder Update
(Unaudited) (continued)
add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Recently the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target.  Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation ("FDIC") was appointed receiver for each of Silicon Valley
Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates.
Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s
(i) continued use of leverage as of February 28, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 28, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
Nuveen
Arizona
Quality
Municipal
Income Fund
(NAZ)
Nuveen New
Jersey Quality
Municipal
Income Fund
(NXJ)
Nuveen Ohio
Quality
Municipal
Income Fund
(NUO)
Nuveen
Pennsylvania
Quality
Municipal
Income Fund
(NQP)
Estimated Leverage as a Percentage of Managed Assets (Including
Assets Attributable to Leverage) 39.99% 41.48% 36.20% 40.33
Estimated Annual Effective Leverage Expense Rate Payable by
Fund on Leverage 2.43% 2.46% 2.52% 2.37%
Annual Return Fund Portfolio Must Experience (net of expenses)
to Cover Estimated Annual Effective Interest Expense Rate on
Leverage 0.97% 1.02% 0.91% 0.96%
Common Share Total Return for (10.00)% Assumed Portfolio Total
Return -18.28% -18.83% -17.10% -18.36%
Common Share Total Return for (5.00)% Assumed Portfolio Total
Return -9.95% -10.29% -9.27% -9.98%
Common Share Total Return for 0.00% Assumed Portfolio Total
Return -1.62% -1.74% -1.43% -1.60%
Common Share Total Return for 5.00% Assumed Portfolio Total
Return 6.71% 6.80% 6.41% 6.77%
Common Share Total Return for 10.00% Assumed Portfolio Total
Return 15.04% 15.34% 14.25% 15.15%

Shareholder Update
(Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Principal Risks
The following principal risk has been added for each Fund:
Unrated Securities Risk
. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
The following principal risks were consolidated into a single risk factor entitled, “Economic Sector Risk,” and are therefore no longer included as stand-alone principal risks:
Sector and Industry Risk.
Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk.
At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market)
in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a
Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’
Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board
amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the
District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’
Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds
appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
NAZ $ —
NXJ —
NUO 105,653
NQP —

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck :
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Jack B. Evans William C. Hunter Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A. 150 Royall Street
Canton, MA 02021
(800) 257-8787
NAZ NXJ NUO NQP
Common shares repurchased 0 0 62,700 0

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage)
and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option
Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities:
Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded Bond/Pre-Refunding:
Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940
.
S&P Municipal Bond Index:
An index designed to measure the performance of the tax-exempt U.S. municipal bond market.
Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Arizona Index:
An index designed to measure the performance of the tax-exempt Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New Jersey Index:
An index designed to measure the performance of the tax-exempt New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Ohio Index:
An index designed to measure the performance of the tax-exempt Ohio municipal bond market.
Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Pennsylvania Index:
An index designed to measure the performance of the tax-exempt Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back
.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Chair and Board
Member
2008
Class II
Formerly, a Co-Founding Partner, Promus Capital (investment
advisory firm) (2008-2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012-2021); Chair of the Board
of the Kehrein Center for the Arts (philanthropy) (since 2021);
member: Catalyst Schools of Chicago Board (since 2008) and
Mather Foundation Board (philanthropy) (since 2012), formerly, chair of its investment committee (2017-2022); formerly, Member,
Chicago Fellowship Board (philanthropy) (2005-2016); formerly,
Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director,
Legal & General Investment Management America, Inc. (asset
management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007); Executive
Vice President, Quantitative Management & Securities Lending
(2000-2004); prior thereto, various positions with Northern
Trust Company (financial services) (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust
Securities Inc. Board (2003- 2007) and Northern Trust Hong
Kong Board (1997-2004).
139
Jack B. Evans
1948
333 W. Wacker Drive
Chicago, IL 60606
Board Member 1999
Class III
Chairman (since 2019), formerly, President (1996-2019), The
Hall-Perrine Foundation, (private philanthropic corporation);
Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of
Regents for the State of Iowa University System (2007- 2013);
Director and Chairman (2009-2021), United Fire Group, a
publicly held company; Director, Public Member, American
Board of Orthopaedic Surgery (2015-2020); Director
(2000-2004), Alliant Energy; Director (1996-2015), The Gazette
Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief
Operating Officer (1972-1995), SCI Financial Group, Inc.,
(regional financial services firm).
139
William C. Hunter
1948
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2003
Class I
Dean Emeritus, formerly, Dean, Tippie College of Business,
University of Iowa (2006-2012); Director of Wellmark, Inc. (since
2009); past Director (2005-2015), and past President (2010-
2014) Beta Gamma Sigma, Inc., The International Business
Honor Society; formerly, Director (2004-2018) of Xerox
Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut
(2003-2006); previously, Senior Vice President and Director of
Research at the Federal Reserve Bank of Chicago (1995-2003);
formerly, Director (1997-2007), Credit Research Center at
Georgetown University.
139

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, Independent Directors Council
(IDC) (supports the fund independent director community and
is part of the Investment Company Institute (ICI), which
represents regulated investment companies) (2006-2019);
formerly, various positions with ICI (1989-2006); Member of the
Board of Directors, Jewish Coalition Against Domestic Abuse
(JCADA) (since 2020).
139
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman
(2018-2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
139
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
139
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Member of Board of Directors of Core12 LLC. (private firm
which develops branding, marketing and communications
strategies for clients) (since 2008); served The President’s
Council of Fordham University (2010-2019) and previously a
Director of the Curran Center for Catholic American Studies
(2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014);
former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief
Executive Officer of ABN AMRO Bank N.V., North America, and
Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank
N.V. between 1996 and 2007.
139

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
139
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member (since 2004) formerly, Chair (2015-
2022) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.
139
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2017
Class II
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
139
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2015 Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing
Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen
Securities, LLC; Senior Managing Director (since 2021), formerly, Managing
Director (2017-2021), Senior Vice President of Nuveen (2006-2017).
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice
President (2014-2022), Chief Compliance Officer (2017-2022); Deputy Chief
Compliance Officer (2014-2017) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Secretary
2013 Managing Director (since 2022), formerly, Vice President (2016-2022), and
Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director
(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since
2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General
Counsel (since January 2022), formerly, Vice President and Associate General
Counsel of Nuveen(2013-2021); Managing Director (since 2022), formerly, Vice
President (2018-2022), Assistant Secretary and Associate General Counsel (since
2018) of Nuveen Asset Management, LLC.

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Diana R. Gonzalez
1978
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017);
Vice President and Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC (since 2022); Vice President and Associate General
Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson
National Asset Management (2012-2017).
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director (since 2021), formerly, Managing Director
(2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director
(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior
Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice
President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial
Analyst and Certified Financial Risk Manager.
John M. McCann
1975
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President 2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since
2021); Managing Director, Associate General Counsel and Assistant Secretary of
Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021)
and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing
Director (since 2019, formerly, Vice President and Director), Associate General
Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA
Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing
Director (since 2018), formerly, Vice President and Director, Associate General
Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC;
Vice President (since 2017), Associate General Counsel and Assistant Secretary
(since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant
Secretary of Covariance Capital Management, Inc. (2014-2017).
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Senior Managing Director (since 2017) and Secretary and General Counsel (since
2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-
2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing
Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities,
LLC, formerly, Executive Vice President (2016-2017) and Managing Director
(2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017) and Secretary
(since 2016) of Nuveen Asset Management, LLC, formerly, Associate General
Counsel (2011-2020), Executive Vice President (2016-2017) and  Managing
Director and Assistant Secretary (2011-2016); formerly, Vice President (2007-2021)
and Secretary (2016-2021) of NWQ Investment Management Company, LLC and
Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow
Capital Management, LLC (since 2010); Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups
(2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since
2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director, Mutual Fund Tax and Expense Administration (since 2022), formerly,
Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the
TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts;
has held various positions with TIAA since 2004.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director (since 2017), formerly Senior Vice President (2016-2017) of
Nuveen.

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Trey S. Stenersen
1965
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President 2022 Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment
Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief
Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-
2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative
Advisors LLC.
E. Scott Wickerham
1973
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance at Nuveen (since
2019), formerly, Managing Director; Senior Managing Director (since 2019) of
Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting
Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life
Funds, the TIAA Separate Account VA-1 and Principal Financial Officer,
Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the
CREF Accounts; has held various positions with TIAA since 2006.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate
General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
(since 2020); Vice President (since 2010) and Associate General Counsel (since
2019) of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director (since 2017), Associate General Counsel and Assistant
Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-
CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate
General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC
and of TIAA (since 2017).
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-B-0223D 2809333-INV-Y-04/24
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Ohio Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
February 28, 2023	$32,000	$5,664	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

February 28, 2022	$30,300	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
February 28, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

February 28, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
February 28, 2023	$0	$0	$0	$0
February 28, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, John K. Nelson, Albin F. Moschner, Judith M. Stockdale, Carole E. Stone, Chair, and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives for Nuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customized institutional portfolios, open-end funds and closed-end funds. Prior to his current role, Dan helped establish and expand the platform as Head of Taxable Municipals. He is a portfolio manager of both high yield and investment grade municipal assets, and he has managed dedicated taxable municipal strategies for Nuveen since 2010. After joining Nuveen in 2000, Dan was a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. He received his BS in Business from Miami University and his MBA from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	11	$5.22 billion
	Other Pooled Investment Vehicles	22	$4.25 billion
	Other Accounts	38	$11.87 billion

* Assets are as of February 28, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NUO SECURITIES AS OF FEBRUARY 28, 2023

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
FEBRUARY 1-28, 2022	0	0.0000	0	1,830,000

MARCH 1-31, 2022	0	0.0000	0	1,830,000

APRIL 1-30, 2022	0	0.0000	0	1,830,000

MAY 1-31, 2022	5,000	12.6200	5,000	1,825,000

JUNE 1-30, 2022	22,522	12.4064	22,522	1,802,478

JULY 1-31, 2022	6,478	12.7846	6,478	1,796,000

AUGUST 1-31, 2022	0	0.0000	0	1,825,000

SEPTEMBER 1-30, 2022	4,100	11.7417	4,100	1,820,900

OCTOBER 1-31, 2022	24,600	11.6929	24,600	1,796,300

NOVEMBER 1-30, 2022	0	0.0000	0	1,796,300

DECEMBER 1-31, 2022	0	0.0000	0	1,796,300

JANUARY 1-31, 2023	0	0.0000	0	1,796,300

FEBRUARY 1-28, 2023	0	0.0000	0	1,825,000

TOTAL	62,700

7.	The registrant’s repurchase program, for the repurchase of 1,830,000 shares, was authorized on August 2nd, 2021. The program was reauthorized for a maximum repurchase amount of 1,825,000 shares on August 3rd, 2022. Due to the change in cycle for annual renewals, the program was again reauthorized for a maximum repurchase amount of 1,825,000 shares on February 14th, 2023. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Quality Municipal Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: May 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer (principal executive officer)

Date: May 5, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller (principal financial officer)

Date: May 5, 2023